UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
SCHEDULE 14A
Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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☐	Soliciting Material Pursuant to § 240.14a-12

UNIVERSAL CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANNUAL MEETING OF SHAREHOLDERS

June 30, 2011

Dear Shareholder:

You are cordially invited to attend the 2011 Annual Meeting of Shareholders of Universal Corporation, which is to be held in our headquarters building located at 9201 Forest Hill Avenue, Stony Point II Building, Richmond, Virginia 23235, on Thursday, August 4, 2011, commencing at 2:00 p.m. Eastern Time. At the Annual Meeting, you will be asked to (i) elect as directors the two nominees to the Board of Directors named in the accompanying proxy statement to serve three-year terms; (ii) hold an advisory vote on executive compensation; (iii) hold an advisory vote on the frequency of such executive compensation votes; (iv) approve an amendment to our Amended and Restated Articles of Incorporation; and (v) approve an amendment to the Universal Corporation 2007 Stock Incentive Plan.

Please note that brokers may not vote your shares on the election of directors and most other proposals in the absence of your specific instructions as to how to vote. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Registered shareholders and participants in plans holding shares of our common stock may vote by signing, dating, and returning the enclosed proxy card or voting instruction, or they may vote over the Internet or by telephone. Instructions for using these convenient services are set forth in the instructions for voting that are attached to the enclosed proxy card or voting instruction.  Beneficial owners of shares of our common stock held in street name through a bank or brokerage account should follow the enclosed instructions for voting their shares. I hope you will be able to attend the Annual Meeting, but even if you cannot, please vote your shares as promptly as possible.

Sincerely,

GEORGE C. FREEMAN, III
Chairman, President, and
Chief Executive Officer

Universal Corporation
P.O. Box 25099
Richmond, Virginia 23260

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of Universal Corporation will be held in our headquarters building located at 9201 Forest Hill Avenue, Stony Point II Building, Richmond, Virginia 23235, on Thursday, August 4, 2011, at 2:00 p.m. Eastern Time, for the following purposes:

(1)	to elect as directors the two nominees to the Board of Directors named in the accompanying proxy statement to serve three-year terms;

(2)	to approve a non-binding advisory resolution approving the compensation of our named executive officers;

(3)	to hold a non-binding advisory vote on the frequency (every one, two or three years) of the advisory vote on executive compensation;

(4)	to approve an amendment to the Amended and Restated Articles of Incorporation relating to the size of the Board of Directors;

(5)	to approve an amendment to the Universal Corporation 2007 Stock Incentive Plan; and

(6)	to act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Only holders of record of shares of our common stock at the close of business on June 15, 2011, shall be entitled to vote at the meeting.

Please note that brokers may not vote your shares on the election of directors, the advisory votes on executive compensation and the frequency of executive compensation votes or the amendment to the Universal Corporation 2007 Stock Incentive Plan in the absence of your specific instructions as to how to vote.  Whether or not you expect to attend the annual meeting in person, it is important that you vote and we urge you to complete, sign, date and return the enclosed proxy in the envelope provided.

By Order of the Board of Directors,

PRESTON D. WIGNER
Secretary

June 30, 2011

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS
OF UNIVERSAL CORPORATION

TO BE HELD AUGUST 4, 2011
APPROXIMATE DATE OF MAILING – JUNE 30, 2011

This Proxy Statement sets forth certain information with respect to the accompanying proxy to be used at the 2011 Annual Meeting of Shareholders of Universal Corporation, which we refer to as the Annual Meeting, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  The Board of Directors has designated our headquarters building located at 9201 Forest Hill Avenue, Stony Point II Building, Richmond, Virginia 23235, as the place of the Annual Meeting.  The Annual Meeting will be called to order at 2:00 p.m., Eastern Time, on Thursday, August 4, 2011.

The Board of Directors solicits this proxy and urges you to vote immediately.  Unless the context otherwise indicates, reference to “Universal,” “we,” “us,” “our,” or “the Company” means Universal Corporation.

Our Annual Report on Form 10-K for the fiscal year ended March 31, 2011, which we refer to as the fiscal year 2011 Annual Report, is being mailed concurrently with this Proxy Statement to our shareholders.  Unless otherwise specifically stated, our fiscal year 2011 Annual Report is not incorporated into this Proxy Statement and shall not be considered a part of this Proxy Statement or soliciting materials.

QUESTIONS AND ANSWERS FOR ANNUAL MEETING

Q:	Who is asking for my vote and why are you sending me this document?

A:
The Board of Directors asks that you vote on the matters listed in the Notice of Annual Meeting of Shareholders, which are more fully described in this Proxy Statement.  We are providing this Proxy Statement and related proxy card or voting instruction to our shareholders in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting.  A proxy, if duly executed and not revoked, will be voted and, if it contains any specific instructions, will be voted in accordance with those instructions.

Q:	Who is eligible to vote?

A:
You may vote if you owned shares of Universal Corporation common stock, which we refer to as Common Stock, on June 15, 2011, the record date established by the Board of Directors under Virginia law for determining shareholders entitled to notice of and to vote at the Annual Meeting.  We had outstanding as of the record date 23,229,712 shares of Common Stock, each of which is entitled to one vote per share.  Only shareholders of record of Common Stock at the close of business on June 15, 2011, will be entitled to vote.

We issued shares of Series B 6.75% Convertible Perpetual Preferred Stock in 2006, which we refer to as Preferred Stock.  Shares of Preferred Stock have voting rights under certain circumstances.  We believe that none of those circumstances exist with respect to the Annual Meeting, so shares of Preferred Stock have no voting rights with respect to matters presented in this Proxy Statement.

Q:	What is a proxy?

A:
A proxy is your legal designation of another person to vote the stock you own.  If you designate someone as your proxy or proxy holder in a written document, that document also is called a proxy or a proxy card.  Messrs. Preston D. Wigner and David C. Moore have been designated as proxies or proxy holders for the Annual Meeting.  Proxies properly executed and received by our Secretary prior to the Annual Meeting and not revoked will be voted in accordance with the terms thereof.

Q:	What is a voting instruction?

A:
A voting instruction is the instruction form you receive from your bank, broker, or other nominee if you hold your shares of Common Stock in street name.  The instruction form instructs you how to direct your bank, broker, or other nominee, as record holder, to vote your shares of Common Stock.

Q:	What am I voting on at the Annual Meeting?

A:	You will be voting on the following matters:

•	The election of the two nominees set forth in this Proxy Statement to the Board of Directors,
•	The approval of a non-binding advisory resolution approving the compensation of our named executive officers,
•	A non-binding advisory vote as to the frequency (every one, two or three years) of the non-binding shareholder vote to approve the compensation of our named executive officers,
•	The approval of an amendment to our Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) relating to the size of the Board of Directors,
•	The approval of an amendment to the Universal Corporation 2007 Stock Incentive Plan (the “2007 Stock Incentive Plan”), and
•	Any other business properly raised at the Annual Meeting or any adjournments or postponements thereof.

We are not aware of any matters that are to come before the Annual Meeting other than those described in this Proxy Statement. If other matters do properly come before the Annual Meeting, however, it is the intention of the persons named in the enclosed proxy card to exercise the discretionary authority conferred by the proxy to vote such proxy in accordance with their best judgment.

Q:	What constitutes a quorum and how many votes must be present to hold the Annual Meeting?

A:
In order for the Annual Meeting to be conducted, a majority of the shares entitled to vote (i.e., a majority of the outstanding shares of Common Stock as of the record date) must be present in person or represented by proxy at the Annual Meeting for the transaction of business at the Annual Meeting.  This is referred to as a quorum.  Abstentions, withheld votes, and shares held of record by a bank, broker, or other nominee (“broker shares”) that are voted on any matter are included in determining the number of votes present.  Broker shares that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting.  Broker shares that are not voted on any matter will not be included in determining whether a quorum is present.  In the event that a quorum is not present at the Annual Meeting, it is expected that the Annual Meeting will be adjourned or postponed to solicit additional proxies.  It is very important, therefore, that you vote your shares.

Q:	What vote is needed to elect directors?

A:	The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock voted in the election of directors.

Q:	What vote is needed to approve the non-binding advisory resolution approving the compensation of our named executive officers?

A:
The approval of the non-binding advisory proposal regarding the compensation of our named executive officers requires that the votes cast in favor of the proposal exceed the number of votes cast against the proposal.  The Board of Directors and the Compensation and Governance Committee value the opinions of shareholders. To the extent that there is any significant vote against executive compensation, the Board of Directors and the Compensation and Governance Committee will consider shareholder concerns and evaluate whether any actions are necessary to address those concerns.

Q:
What vote is being requested to approve the non-binding advisory vote as to the frequency (every one, two or three years) of the non-binding shareholder vote to approve the compensation of our named executive officers?

A:
Shareholders are not voting to approve or disapprove the recommendation of the Board of Directors with respect to this proposal.  The non-binding advisory vote as to the frequency (every one, two or three years) of the non-binding shareholder vote regarding the approval the compensation of our named executive officers will require you to choose among a frequency of every one, two or three years or abstain from voting.  The Board of Directors will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

Q:	What vote is needed to approve the amendment to the Articles of Incorporation relating to the size of the Board of Directors?

A:	The affirmative vote of at least two-thirds of the outstanding shares of common stock is required to approve the amendment to the Articles of Incorporation.

Q:	What vote is needed to approve the amendment to the 2007 Stock Incentive Plan?

A:
The affirmative vote of the holders of a majority of the shares cast with respect to the proposal to amend to the 2007 Stock Incentive Plan is required to approve the proposal, provided that the total votes cast on the proposal represents over 50% of the outstanding shares of the Company.

Q:	What are the voting recommendations of the Board of Directors?

A:
The Board of Directors recommends that shareholders vote “FOR” all of the proposed nominees named in this Proxy Statement for director; “FOR” the approval of the non-binding resolution on executive compensation; “FOR” a one-year frequency for the non-binding shareholder vote regarding approval of the compensation of our named executive officers; “FOR” the amendment to the Articles of Incorporation; and “FOR” the amendment to the 2007 Stock Incentive Plan

Q:	How do I vote?

A:
Registered shareholders (shareholders who hold Common Stock in certificated form as opposed to through a bank, broker, or other nominee) may vote in person at the Annual Meeting or by proxy.  Registered shareholders have the following ways to vote by proxy:

•	By mail—complete, sign, date, and return the enclosed proxy card or voting instruction, or
•	Over the Internet or by telephone—follow the instructions provided on the enclosed proxy card or voting instruction.

Registered shareholders and participants in plans holding shares of Common Stock are urged to deliver proxies and voting instructions by using the Internet, by calling the toll-free telephone number, or by completing and mailing the enclosed proxy card or voting instruction. The Internet and telephone voting procedures are designed to authenticate shareholders’ and plan participants’ identities, to allow shareholders and plan participants to give their proxies or voting instructions, and to confirm that such instructions have been recorded properly.  Instructions for voting over the Internet or by telephone are set forth on the enclosed proxy card or voting instruction.  Registered shareholders and plan participants may also send their proxies or voting instructions by completing, signing, and dating the enclosed proxy card or voting instruction and returning it as promptly as possible in the enclosed postage-paid envelope.

Shareholders who hold Common Stock through a bank, broker, or other nominee (street name shareholders) who wish to vote at the Annual Meeting should be provided voting instructions from the institution that holds their shares.  If this has not occurred, please contact the institution that holds your shares.  Street name shareholders may also be eligible to vote their shares electronically by following the voting instructions provided by the bank, broker, or other nominee that holds the shares, using either the Internet address or the toll-free telephone number provided on the voting instruction, or otherwise complete, date, and sign the voting instruction and return it promptly in the enclosed pre-paid envelope.

The deadline for voting electronically over the Internet or by telephone is 11:59 a.m., Eastern Time, on August 3, 2011.

Q:	Can I attend the Annual Meeting?

A:
The Annual Meeting is open to all holders of our Common Stock as of the close of business on the record date, June 15, 2011. You may vote by attending the Annual Meeting and voting in person. Even if you plan to attend the Annual Meeting, we encourage you to vote your shares by proxy. We will not permit cameras, recording devices, and other electronic devices at the Annual Meeting.

Q:	Can I withhold my vote?

A:	You may withhold your vote with respect to the election of directors.

Q:	Can I change or revoke my proxy?

A:	Any shareholder who gives a proxy may change or revoke his or her proxy at any time before it is voted at the Annual Meeting. A shareholder may change or revoke his or her proxy by:

•	giving written notice of revocation to our Secretary, whose address is on page ___ of this Proxy Statement,
•	executing a proxy dated as of a later date, or
•	voting in person at the Annual Meeting.

If you voted over the Internet or by telephone, you can also revoke your vote by any of these methods or you can change your vote by voting again over the Internet or by telephone.  If you decide to vote by completing, signing, dating, and returning the enclosed proxy card, you should retain a copy of the voter control number found on the proxy card in the event that you decide later to change or revoke your proxy over the Internet or by telephone.  Your attendance at the Annual Meeting will not itself revoke a proxy.

If you are a shareholder whose stock is held in street name with a bank, broker, or other nominee, you must follow the instructions found on the voting instruction card provided by the bank, broker, or other nominee, or contact your bank, broker, or other nominee in order to change or revoke your previously given proxy.

Q:	How will my shares be voted if I sign, date, and return my proxy card or voting instruction card, but do not provide complete voting instructions with respect to each proposal?

A:
Shareholders should specify their choice for each matter on the enclosed proxy.  If no specific instructions are given, it is intended that all proxies that are signed and returned will be voted “FOR” the election of all of the nominees for director named in this Proxy Statement, “FOR” the approval of the non-binding resolution on executive compensation; “FOR” a one-year frequency for the non-binding shareholder vote regarding approval of the compensation of our named executive officers; “FOR” the amendment to the Articles of Incorporation; “FOR” the amendment to the 2007 Stock Incentive Plan; and according to the discretion of the proxy holders on any other business proposal properly raised at the Annual Meeting.

As to any other business that may properly come before the Annual Meeting, the persons named in the enclosed proxy card or voting instruction will vote the shares of Common Stock represented by the proxy in the manner as the Board of Directors may recommend, or otherwise in the proxy holders’ discretion.  The Board of Directors does not presently know of any other such business.

Q:	Will my shares be voted if I do not provide my proxy?

A:
It will depend on how your ownership of shares of Common Stock is registered.  If you own your shares as a registered holder, which means that your shares of Common Stock are registered in your name with our transfer agent, your unvoted shares will not be represented at the Annual Meeting and will not count toward the quorum requirement, which is explained under “What constitutes a quorum and how many votes must be present to hold the Annual Meeting?” on page 2 of this Proxy Statement, unless you attend the Annual Meeting to vote them in person.

If you are a shareholder whose shares of Common Stock are held in street name, which means that your shares are registered with our transfer agent in the name of your bank, broker or other nominee, then your bank, broker, or other nominee may or may not vote your shares in its discretion if you have not provided voting instructions to the bank, broker, or other nominee. Whether the bank, broker or other nominee may vote your shares depends on the proposals before the Annual Meeting.  Brokers have the discretionary authority under the rules of the New York Stock Exchange, which we also refer to as the NYSE, to vote shares for which their clients do not provide voting instructions on certain “routine” matters.

The rules of the NYSE, however, do not permit your bank, broker or other nominee to vote your shares on proposals that are not considered “routine.”  When a proposal is not a routine matter and your bank, broker or other nominee has not received your voting instructions with respect to that proposal, your bank, broker or other nominee cannot vote your shares on that proposal.  Where brokers do not have discretion to vote or do not exercise such discretion, the inability or failure to vote is referred to as a “broker non-vote.”  Under circumstances where a broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to us of such inability to vote, broker non-votes will not be counted as voting in favor of or against the particular matter. Please note that your bank, broker or other nominee may not vote your shares with respect to (i) the election of the two nominees for director, (ii) the non-binding proposal regarding the approval of the compensation of our named executive officers, (iii) the non-binding proposal regarding the frequency of the non-binding shareholder vote regarding the approval of the compensation of our named executive officers or (iv) the proposal to approve the amendment of the 2007 Stock Incentive Plan, in the absence of your specific instructions as to how to vote with respect to these matters, because under the rules of the NYSE, these matters are not considered “routine” matters.

Based on the rules of the NYSE, we believe that the proposal to approve the amendment to the Articles of Incorporation relating to the size of the Board of Directors is a routine matter for which brokerage firms may vote on behalf of their clients if no voting instructions are provided. If you are a shareholder whose shares of Common Stock are held in street name with a bank, broker or other nominee and you do not return your voting instruction card, your bank, broker or other nominee may vote your shares “FOR” the proposal to approve the amendment to the Articles of Incorporation.  It is important, therefore, that you remember to vote your shares.

Q:	How are abstentions and broker non-votes counted?

A:
With respect to the election of directors, abstentions, withheld votes and broker non-votes will not be included in the vote total for the proposal to elect the nominees named in this Proxy Statement for director and will not affect the outcome of the vote for that proposal.

With respect to the advisory vote on executive compensation, abstentions and broker non-votes will have no effect on the proposal and will not count either in favor of, or against, the non-binding proposal.

The advisory vote on the frequency of the advisory vote on executive compensation will require you to choose among a frequency of every one, two or three years or abstain from voting.  You are not voting to approve or disapprove our recommendation.  Abstentions and broker non-votes, therefore, will have no effect on the proposal and will not count either in favor of, or against the non-binding proposal.

With respect to the amendment of the Articles of Incorporation, abstentions and broker non-votes will have the same effect as a vote “AGAINST” the proposal.

With respect to the amendment of the 2007 Stock Incentive Plan, abstentions and broker non-votes will have no effect on the proposal and will not count either in favor of, or against, the proposal, provided that the total vote cast represents over 50% of the outstanding shares of Common Stock.

Q:	Where can I find the results of the Annual Meeting?

A:	We will announce the preliminary voting results at the Annual Meeting and disclose the final results in a Current Report on Form 8-K filed within four business days after the Annual Meeting.

Q:	Who pays for the solicitation of proxies?

A:
We will pay all of the costs associated with this proxy solicitation. Proxies are being solicited by mail and may also be solicited in person or by telephone, facsimile, or other means of electronic transmission by our directors, officers, and employees. We will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock. It is contemplated that additional solicitation of proxies will be made by D.F. King & Co., Inc., 77 Water Street, New York, New York 10005, at an anticipated cost to us of approximately $6,000, plus reimbursement of out-of-pocket expenses for such items as mailing, copying, phone calls, faxes, and other related matters.  In addition, we will indemnify D.F. King against any losses arising out of D.F. King’s proxy soliciting services on our behalf.

Q:	Could other matters be decided in the Annual Meeting?

A:
The Board of Directors does not know of any other business that may be brought before the Annual Meeting.  However, if any other matters should properly come before the Annual Meeting or at any adjournment or postponement thereof, it is the intention of the persons named in the enclosed proxy card to vote on such matters as they, in their discretion, may determine.

Q:	Where can I find Universal Corporation’s corporate governance materials?

A:
Our Corporate Governance Guidelines, including our independence standards for members of the Board of Directors, Code of Conduct, and the charters of the Audit Committee, the Executive Compensation, Nominating and Corporate Governance Committee, which we refer to as the Compensation and Governance Committee, and all other standing committees, are available under the “Corporate Governance” section of our Internet website at http://investor.universalcorp.com/governance.cfm, and are available in print to any shareholder upon request by contacting us at the following address or phone number:

Universal Corporation
P.O. Box 25099
Richmond, Virginia 23260
Attention:  Investor Relations
Telephone:  (804) 359-9311

Q:	How do I communicate with the Board of Directors?

A:
Shareholders and other interested parties may at any time direct communications to the Board of Directors as a whole, to the director who presides at the executive sessions of the non-employee directors, or to any individual member of the Board of Directors, through our Internet website or by contacting our Secretary. The “Corporate Governance – Contact the Board” section of our Internet website at http://investor.universalcorp.com/contactboard.cfm contains an e-mail link established for receipt of communications with directors, and communications can also be delivered by mail by sending requests to our Secretary at the following address:

Universal Corporation
P.O. Box 25099
Richmond, Virginia 23260
Attention:  Secretary
Telephone:  (804) 359-9311

Shareholders making such communications are encouraged to state that they are shareholders and provide the exact name in which their shares of Common Stock are held and the number of shares held. Each individual communicating with the Board of Directors will receive a written acknowledgement from or on behalf of our Secretary after receipt of the communication sent in the manner described above. After screening such communications for issues unrelated to shareholder interests, our Secretary will distribute communications to the intended recipient(s) as appropriate. The process for such screening has been approved by our non-employee directors.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 4, 2011.

Our Proxy Statement and fiscal year 2011 Annual Report are both available free of charge under the “Investor – Financial Information” section of our Internet website at http://investor.universalcorp.com/financials.cfm.

Our 2011 Annual Report to Shareholders, which includes a copy of our fiscal year 2011 Annual Report (excluding exhibits) as filed with the Securities and Exchange Commission, is being mailed to shareholders with this Proxy Statement.

We will provide additional copies of our fiscal year 2011 Annual Report, including the financial statements and financial statement schedules, without charge to any person to whom this Proxy Statement has been delivered if they so request.  Requests should be directed to Investor Relations at the address or phone number provided on page 5 of this Proxy Statement.

We make available free of charge through our Internet website our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, which is referred to herein as the Exchange Act, as well as reports on Forms 3, 4 and 5 filed by our directors and executive officers pursuant to Section 16 of the Exchange Act, as soon as reasonably practicable after such documents are electronically filed with, or furnished to, the Securities and Exchange Commission.  The information on our Internet website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the Securities and Exchange Commission.

PROPOSAL ONE

ELECTION OF DIRECTORS

In accordance with our Articles of Incorporation and Bylaws, the Board of Directors is divided into three classes.  The term of office of one of the three classes of directors expires each year, and each class is elected for a three-year term.

The Compensation and Governance Committee has recommended to our Board of Directors, and our Board of Directors has approved, the two directors set forth below to be elected at the Annual Meeting for terms of three years. Seven other directors have previously been elected to terms expiring in 2012 or 2013, as indicated below. The following pages set forth certain information for each nominee and each incumbent director as of March 31, 2011, except as otherwise noted. All of the nominees and all of the incumbent directors listed below are directors previously elected by the shareholders. Each nominee has consented to being named in this Proxy Statement and to serve if elected.  Mr. H. R. Stallard’s current term expires at the annual meeting, and he will not stand for re-election as he has reached retirement age as set forth in our Corporate Governance Guidelines.  This will result in one vacancy on the Board of Directors.  Proposal Four below, if approved by shareholders, would reduce the range of directors from ten to sixteen to eight to sixteen, and the Board of Directors may consider whether to add additional directors to the Board of Directors after the Annual Meeting.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. With a plurality vote, the nominees that receive the highest vote totals for the director positions up for election will be elected.  Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.  Unless otherwise specified in the accompanying form of proxy, it is intended that votes will be cast for the election of all of the nominees as directors. If, at the time of the Annual Meeting, any nominee should be unavailable to serve as a director, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable.  In lieu of designating a substitute nominee, however, the Board of Directors may adopt a resolution pursuant to our Articles of Incorporation to reduce the number of directors.

Set forth below is information concerning the age, principal occupation, employment and directorships during the past five years, positions with the Company of each nominee and director, the year in which he first became a director of the Company and his term of office as a director.  Also set forth below is a brief discussion of the specific experience, qualifications, attributes or skills that led to the conclusion that each nominee and director should serve as a director as of the date of this Proxy Statement, in light of the Company’s business and structure.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL ONE.

Nominees for Election Whose Terms Expire in 2011

GEORGE C. FREEMAN, III, 48, has been our Chief Executive Officer since April 1, 2008, and our President since December 12, 2006.  Mr. Freeman served as General Counsel and Secretary from February 1, 2001, until November 2005, and was elected Vice President in November 2005.  He has been a director since November 7, 2007 and Chairman of the Board of Directors since August 5, 2008.  He is Chairman of the Executive Committee and a member of the Finance Committee.  Mr. Freeman became a director of Tredegar Corporation, a manufacturer of plastic films and aluminum extrusions, on May 24, 2011.

As Chairman of the Board, Mr. Freeman provides the Board of Directors with strong leadership and a considerable amount of experience.  In addition, as our President and Chief Executive Officer, Mr. Freeman is able to communicate to and inform the Board about our day-to-day operations, customer issues, management issues and industry developments. The Board believes that Mr. Freeman’s extensive knowledge of the industry, his financial expertise and his forward-looking thinking brings an invaluable perspective on our current operations and our ongoing relationships with customers and suppliers.  Through Mr. Freeman’s years of service with us and on the Board of Directors, he has developed extensive knowledge in the areas of leadership, risk oversight, management and corporate governance, each of which provides great value to the Board of Directors.

EDDIE N. MOORE, JR., 63, was the President of Virginia State University, a public research university, for more than five years.  Upon retirement as President on July 1, 2010, he accepted a position as President Emeritus, a position which he continues to hold.  Prior to assuming this position in 1993, Mr. Moore served as state treasurer for the Commonwealth of Virginia, heading the Department of the Treasury and serving on fifteen state boards and authorities.  He is also a director of Owens & Minor, Inc. He is Chairman of the Audit Committee and a member of the Finance and Pension Investment Committees, and has been a director since 2000.

Mr. Moore’s strong background in accounting and finance and his leadership experience gained through managing prominent educational institutions is valuable to the Board of Directors.  Mr. Moore’s experience in the public sector brings valuable perspectives and disciplines to the Board of Directors’ deliberations and decision-making processes.

Incumbent Directors Whose Terms Expire in 2012

JOHN B. ADAMS, JR., 66, is President, Chief Executive Officer and a director of Bowman Companies, a private land development company, positions he has held for more than five years. He has also been a director of Fauquier Bankshares, Inc., a community bank, since 2003 and in January 2010 became Chairman of the board of directors. He is a member of the Audit Committee and the Finance Committee, and has been a director since 2003.

Having been a director of Fauquier Bankshares, Inc. since 2003, Mr. Adams brings extensive financial and banking experience to the Board of Directors. In addition, his experience as President, Chief Executive Officer and a director of Bowman Companies and his other leadership roles provides the Board of Directors with valuable leadership, business and operational experience.

ROBERT C. SLEDD, 58, is Managing Partner of Pinnacle Ventures, LLC, a venture capital firm, and Sledd Properties, LLC, an investment company. He was appointed in January 2010 as the Senior Economic Advisor to the Governor of Virginia. He served as Chairman of Performance Food Group Co. (“PFG”), a foodservice distribution company, from 1995 until June 2008. He served as Chief Executive Officer of PFG from 1987 to 2001 and from 2004 to 2006. He also serves on the board of directors of Owens & Minor, Inc., a distributor of national name-brand medical and surgical supplies and a healthcare supply chain management company, and Pool Corporation, a wholesale distributor of swimming pool supplies, equipment, and related leisure products.  He is a member of the Audit Committee and the Pension Investment Committee, and has been a director since 2009.

Through Mr. Sledd’s prior experience serving as a former chief executive of a foodservice distribution company, he has gained extensive knowledge and understanding of the challenges faced by public companies.  In addition, his experience in founding, expanding and taking public PFG provides the Board of Directors with a breadth of perspectives and ideas on matters of management, corporate governance and strategic growth.  Having served on the board of directors of other publicly traded companies, he has gained further experience related to corporate governance matters in addition to experience in risk oversight and executive compensation.

EUGENE P. TRANI, 71, was the President of Virginia Commonwealth University, a public research university, for more than five years. Upon retirement as President on June 30, 2009, he accepted a position as a University Distinguished Professor at Virginia Commonwealth University, a position which he continues to hold. He also served as a director of LandAmerica, a title insurance holding company, from 1993 to 2009. Dr. Trani is a member of the Audit Committee and the Pension Investment Committee, and has been a director since 2000.

Dr. Trani is an experienced leader, having served as President of Virginia Commonwealth University for 19 years. He made a career at Virginia Commonwealth University managing people and budgets and developing and implementing strategic plans.  In addition, through his prior service on the board of directors of LandAmerica, another publicly-traded company, he has developed experience in risk oversight, executive compensation and corporate governance.

Incumbent Directors Whose Terms Expire in 2013

CHESTER A. CROCKER, 69, is a professor of strategic studies at Georgetown University’s Walsh School of Foreign Service, a private research university, and a member of the Board of Directors of the United States Institute of Peace, an independent federal institution. He has held these positions for more than five years.  He serves as Chairman of the Board of Directors for G3 Good Governance Holdings Ltd., a business consulting company, a director of Bell Pottinger Communications USA, LLC, a communications and public affairs consulting company, and he was a director of ASA Limited from 1996 to 2008.  He is a member of the Finance Committee and the Pension Investment Committee, and has been a director since 2004.

Through Dr. Crocker’s service on the boards of directors within several privately-held companies, the Federal government and the not-for-profit sector, he has developed business, leadership and administrative experience, which is valuable to the Board of Directors.  Dr. Crocker’s extensive African experience and expertise, his service as international political risk adviser to corporations and his familiarity with non-U.S. origins of relevance to the Company provide the Board of Directors with a valuable perspective during discussions relating to international issues.  In addition, through his prior service on the board of directors of another publicly-traded company, he has developed experience in risk oversight, executive compensation and corporate governance that is valuable to the Board of Directors.

CHARLES H. FOSTER, JR., 68, retired as Chairman of LandAmerica Financial Group, Inc. (“LandAmerica”) in December 2006.  He had served as Chairman and Chief Executive Officer at LandAmerica from October 1991 through December 2005.  He is Chairman of the Finance Committee, a member of the Executive Committee and the Compensation and Governance Committee, and has been a director since 1995.

Mr. Foster is an experienced leader, having previously served as Chairman of the Board of Directors and Chief Executive Officer of LandAmerica, and as a member of the Board of other publicly-traded companies.  With the tenure of this past executive and board position, he has experience in risk oversight, executive compensation and corporate governance that is valuable to the Board of Directors.  He also gained extensive experience complying with the various regulatory and governance requirements to which LandAmerica was subject, both within its industry and as a publicly-traded company.

THOMAS H. JOHNSON, 61, has been Managing Partner of THJ Investments, L.P., a private investment firm, from November 2005 to the present. Since 2008, he has also served as Chief Executive Officer of Taffrail Group, LLC, a business consulting firm. Mr. Johnson retired as Chairman and Chief Executive Officer of Chesapeake Corporation (“Chesapeake”), a specialty packaging company, in November 2005, after which he served as Vice Chairman until April 2006. From 2004 until his retirement, Mr. Johnson was Chairman and Chief Executive Officer of Chesapeake and, from 2000 to 2004, he was Chairman, President, and Chief Executive Officer of Chesapeake. Mr. Johnson is also a director of Coca Cola Enterprises, Inc., a marketer, producer and distributor of Coca-Cola products; Gen On Corporation, a producer of electricity; and ModusLink Global Solutions, Inc., a supply chain business process management company.  He was also a director of Superior Essex, Inc., a manufacturer of wire and cable products, from December 7, 2005 to August 7, 2008. He is a member of the Executive Committee and the Compensation and Governance Committee and has been a director since 2001.

Mr. Johnson’s more than 15 years of experience as a chief executive of several large corporations and extensive service on the boards of multinational corporations provides the Board of Directors a valuable perspective on governance best practices and executive leadership.  Through these executive management experiences, Mr. Johnson brings investment, manufacturing and distribution expertise to bear on his service as a member of the Board of Directors, and also has extensive international management experience in Europe and Asia.  Mr. Johnson’s service on the board of directors of other public companies, including such companies’ audit, nominating and governance, and compensation and governance committees, provides our Board of Directors with financial, operational and strategic expertise.

JEREMIAH J. SHEEHAN, 72, retired as Chairman of the Board and Chief Executive Officer of Reynolds Metals Company, an aluminum and aluminum foil producer, in 2000, having served in those positions since 1996. Mr. Sheehan currently serves as our Lead Independent Director and is Chairman of the Compensation and Governance Committee, a member of the Audit Committee and the Executive Committee, and has been a director since 1998.

Mr. Sheehan brings extensive business, leadership and administrative experience from his tenure as Chairman of the Board of Directors and Chief Executive Officer of Reynolds Metals Company, which is valuable to the Board of Directors.  Having served on the Board of Directors since 1998, he provides a wealth of knowledge concerning the Company to the Board of Directors.

Incumbent Director Whose Term Expires in 2011 and is Retiring

HUBERT R. STALLARD, 74, retired as President and Chief Executive Officer of Bell-Atlantic Virginia, Inc., a telecommunications company, now known as Verizon Virginia Inc., in 2000. Mr. Stallard is Chairman of the Pension Investment Committee, a member of the Executive Committee and the Compensation and Governance Committee, and has been a director since 1991.

Mr. Stallard brought extensive business, leadership and administrative experience from his tenure as Chief Executive Officer of Bell-Atlantic, Inc., which was valuable to the Board of Directors. In addition, at Bell-Atlantic, Inc., he gained valuable experience resolving financial and accounting issues related to company financial reports, Securities and Exchange Commission filings and State Corporation Commission filings. Having served on our Board of Directors since 1991, he provided a wealth of knowledge concerning the Company to the Board of Directors.

STOCK OWNERSHIP

Principal Shareholders

The following table sets forth as of June 15, 2011, certain information with respect to the beneficial ownership of shares of Common Stock by each person or group we know to beneficially own more than 5% of the outstanding shares of such stock.

Name and Address of Beneficial Owner	Number of Shares		Percent of Class(1)
	(#)		(%)

BlackRock, Inc.	3,974,367	(2)	17.1%
40 East 52nd Street
New York, New York 10022
State Street Corporation	2,383,447	(3)	10.3%
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111
Allianz Global Investors Capital LLC	1,741,600	(4)	7.5%
600 West Broadway, Suite 2900
San Diego, California 92101
NFJ Investment Group LLC
2100 Ross Avenue, Suite 700
Dallas, Texas 75201
Artisan Partners Holdings LP	1,466,286	(5)	6.3%
Artisan Investment Corporation
Artisan Partners Limited Partnership
Artisan Investments GP LLC
ZFIC, Inc.
Andrew A. Ziegler
Carlene M. Ziegler
875 East Wisconsin Avenue, Suite 800
Milwaukee, Wisconsin 53202
Dimensional Fund Advisors LP	1,465,021	(6)	6.3%
Palisades West, Building One
6300 Bee Cave Road
Austin, Texas 78746

(1)	The percentages shown in the table are based on 23,229,712 shares of Common Stock outstanding on June 15, 2011.

(2)
As reported on a Schedule 13G/A filed with the Securities and Exchange Commission on January 10, 2011.  The amended Schedule 13G indicates that BlackRock, Inc., acting as a parent holding company, reported that it held sole voting and dispositive power over 3,974,367 shares of Common Stock.

(3)
As reported on a Schedule 13G/A filed with the Securities and Exchange Commission on April 11, 2011.  The amended Schedule 13G indicates that State Street Corporation, acting as a parent holding company, has the sole voting and dispositive power over its shares of Common Stock.

(4)
As reported on an amended Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2011 by Allianz Global Investors Capital LLC (“AGIC”), a parent holding company and its subsidiary, NFJ Investment Group LLC (“NFJ”), an investment adviser, AGIC had sole voting power over no shares of Common Stock, shared voting power over no shares of Common Stock, sole dispositive power over no shares of Common Stock and shared dispositive power over no shares of Common Stock, and NFJ had sole voting power over 1,723,300 shares of Common Stock, shared voting power over no shares of Common Stock, sole dispositive power over 1,741,600 shares of  Common Stock and shared dispositive power over no shares of Common Stock.

(5)
As reported on a Schedule 13G filed with the Securities and Exchange Commission on February 10, 2011.  The Schedule 13G indicates that each of Artisan Partners Holdings LP, Artisan Investment Corporation, Artisan Partners Limited Partnership, Artisan Investments GP LLC, ZFIC, Inc., Andrew A. Ziegler and Carlene M. Ziegler have sole voting power over no shares of Common Stock, shared voting power over 1,405,886 shares of Common Stock, sole dispositive power over no shares of Common Stock and shared dispositive power over 1,466,286 shares of Common Stock.

(6)
As reported on an amended Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2011.  The amended Schedule 13G indicates that Dimensional Fund Advisors L.P., in its capacity as investment adviser to certain commingled group trusts and separate accounts, has the sole power to dispose of and to vote the shares of Common Stock that are owned by such companies, trusts and accounts.

Directors and Executive Officers

The following table sets forth as of June 15, 2011, certain information with respect to the beneficial ownership of shares of Common Stock by (i) each director or nominee (each of whom is currently a director), (ii) each executive officer listed in the “Summary Compensation Table”, who we refer to as the “named executive officers”, and (iii) all current directors and executive officers as a group.

Name of Beneficial Owner	Number of Shares(1),(2)	Percent of Class(3)
	(#)	(%)

John B. Adams, Jr.	18,911	*
W. Keith Brewer	68,131	*
William J. Coronado	41,373	*
Chester A. Crocker	8,250	*
Charles H. Foster, Jr.	19,050	*
George C. Freeman, III	163,031	*
Thomas H. Johnson	17,150	*
David C. Moore	91,215	*
Eddie N. Moore, Jr.	22,324	*
Ray M. Paul, Jr.	55,509	*
Jeremiah J. Sheehan	30,061	*
Robert C. Sledd	1,950	*
Hubert R. Stallard	26,984	*
Eugene P. Trani	24,803	*
All current directors and executive officers as a group (19 persons)	733,426	3.2%

*	Percentage of ownership is less than 1% of the outstanding shares of Common Stock.

(1)
The number of shares of Common Stock shown in the table includes shares that certain of our directors and executive officers had the right to acquire through the exercise of stock options or SARs within 60 days following June 15, 2011, and are in the following amounts: 4,000 shares to Mr. Adams, 51,133 shares to Mr. Brewer, 28,886 shares to Mr. Coronado, no shares to Mr. Crocker, 4,000 shares to Mr. Foster, 123,481 shares to Mr. Freeman, 2,000 shares to Mr. Johnson, 57,000 shares to Mr. D. Moore, 6,000 shares to Mr. E. Moore, 31,934 shares to Mr. Paul, 7,000 shares to Mr. Sheehan, no shares to Mr. Sledd, 6,000 shares to Mr. Stallard, 6,000 shares to Mr. Trani and 117,997 shares to other current executive officers not individually listed in the table.

(2)	No executive officers or directors have pledged shares of Common Stock as security.

(3)	The percentages shown in the table are based on 23,229,712 shares of Common Stock outstanding on June 15, 2011.

Section 16(a) Beneficial Ownership Reporting Compliance

Our directors and executive officers are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership of Common Stock with the Securities and Exchange Commission. Copies of those reports must also be furnished to us.

Based solely on a review of the copies of reports furnished to us and the written representations of our directors and executive officers, we believe that, during fiscal year 2011, all filing requirements applicable to directors and executive officers were satisfied.

CORPORATE GOVERNANCE AND COMMITTEES

General

Our business and affairs are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and our Articles of Incorporation and Bylaws. Members of the Board of Directors are kept informed of our business through discussions with the Chairman, President, and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. The corporate governance practices we follow are summarized below.

Corporate Governance Guidelines

The Board of Directors has adopted written Corporate Governance Guidelines that set forth the practices of the Board of Directors with respect to the qualification and selection of directors, director orientation and continuing education, director responsibilities, Board of Directors composition and performance, director access to management and independent advisors, director compensation, management evaluation and succession, evaluation of the Board of Directors’ performance and various other issues. The Corporate Governance Guidelines are available to shareholders and the public free of charge under the “Corporate Governance” section of our Internet website at http://investor.universalcorp.com/governance.cfm.  A printed copy is available to any shareholder free of charge upon written request directed to Investor Relations at the address provided on page ___ of this Proxy Statement.

Code of Conduct

The Board of Directors has adopted a written Code of Conduct applicable to our directors, officers and employees and the directors, officers and employees of each of our subsidiaries and controlled affiliates. The Code of Conduct satisfies the NYSE requirements for a “Code of Business Conduct and Ethics” and the Securities and Exchange Commission definition of a “Code of Ethics for Senior Financial Officers.” The Code of Conduct addresses such topics as protection and proper use of company assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading. The Code of Conduct is available to shareholders and the public free of charge on our Internet website at http://www.universalcorp.com/Compliance/. A printed copy is available to any shareholder free of charge upon written request directed to Investor Relations at the address provided on page __ of this Proxy Statement.

Director Independence

The Board of Directors, in its business judgment, has determined that each member of the Board of Directors except Mr. Freeman, our Chairman, President, and Chief Executive Officer, is independent as defined by the NYSE listing standards and our Corporate Governance Guidelines. In reaching this conclusion and as set forth in the independence standards of our Corporate Governance Guidelines, the Board of Directors evaluated each director in light of the specified independence tests set forth in the NYSE listing standards. In addition, the Board of Directors considered whether we and our subsidiaries conduct business and have other relationships with organizations of which certain members of the Board of Directors or members of their immediate families are or were directors or officers. There has been no such business or relationships for the past three fiscal years.

Executive Sessions

The independent directors of the Board of Directors meet in executive session at least annually without management or employee directors present. The independent directors designate the Lead Independent Director, who is responsible for presiding over the executive sessions of the independent directors. For fiscal year 2011, the independent directors designated Mr. Sheehan as the Lead Independent Director. The Lead Independent Director is responsible for advising the Chairman, President, and Chief Executive Officer of the outcome of any decisions reached or suggestions made at these sessions. Executive sessions where non-employee directors meet on an informal basis may be scheduled either before or after each regularly scheduled Board of Directors meeting.

Communications with Directors

Interested parties may at any time direct communications to the Board of Directors as a whole, to the director who presides at the executive sessions of the non-employee directors, or to any individual member of the Board of Directors, through our Internet website or by contacting our Secretary. The “Corporate Governance – Contact the Board” section of our Internet website at http://investor.universalcorp.com/contactboard.cfm contains an e-mail link established for receipt of communications with directors, and communications can also be delivered by mail by sending requests to our Secretary at Universal Corporation, P. O. Box 25099, Richmond, Virginia 23260, Attention:  Secretary.

Shareholders making such communications are encouraged to state that they are shareholders and provide the exact name in which their shares of Common Stock are held and the number of shares held. Each individual communicating with the Board of Directors will receive a written acknowledgement from or on behalf of our Secretary after receipt of the communication sent in the manner described above. After screening such communications for issues unrelated to shareholder interests, our Secretary will distribute communications to the intended recipient(s) as appropriate. The process for such screening has been approved by our non-employee directors.

Board and Committee Meeting Attendance

During fiscal year 2011, there were five meetings of the Board of Directors.  Each director attended 75% or more of the total number of meetings of the Board of Directors and of the committees on which he served.

Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure

The Board of Directors does not have a policy on whether or not the role of the Chief Executive Officer and Chairman should be separate or, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. Currently, we operate with one individual, Mr. Freeman, serving as Chairman of the Board, President, and Chief Executive Officer. Mr. Freeman was elected by the Board of Directors as President on December 12, 2006, Chief Executive Officer on April 1, 2008 and Chairman of the Board on August 5, 2008. Prior to his election as our President and Chief Executive Officer, Mr. Freeman served as our General Counsel and Secretary from February 1, 2001 until November 2005, when he was elected Vice President. The Board of Directors believes that because Mr. Freeman has unique and extensive experience and understanding of our business, he is well situated to lead and execute strategy and business plans to maximize shareholder value by having a combined role of Chairman of the Board, President, and Chief Executive Officer.

The Company’s Corporate Governance Guidelines permit the individual who serves as Chief Executive Officer to serve as Chairman of the Board of Directors.  In order to ensure that independent directors continue to play a leading role in our governance, however, the Board of Directors established the position of a Lead Independent Director in our Corporate Governance Guidelines. Mr. Sheehan currently serves as our Lead Independent Director. The Lead Independent Director is elected by the independent directors and ensures that (i) the Board of Directors operates independently of management and (ii) directors and shareholders have an independent leadership contact. The Lead Independent Director, who must satisfy our independence standards, is responsible for presiding over the executive sessions of the independent directors and performing such other duties as may be delegated to the position by the Board of Directors.  The Lead Independent Director also has the following additional roles and responsibilities:

•	chair Board of Directors meetings when the Chairman of the Board of Directors is not present or when there is a potential conflict of interest;

•	call meetings and set agendas for executive sessions of the independent directors;

•	preside over meetings of the independent Board members and, as appropriate, provide prompt feedback to the Chief Executive Officer and Chairman;

•	serve as a liaison between the independent directors and the Chief Executive Officer and Chairman of the Board of Directors and senior management to report or raise matters;

•	serve as a “sounding board” and mentor to the Chief Executive Officer and Chairman of the Board of Directors; and

•	perform such other duties and responsibilities as may be delegated to the Lead Independent Director by the Board of Directors from time to time.

The Board of Directors also has five standing committees: the Audit Committee, the Compensation and Governance Committee, the Finance Committee, the Pension Investment Committee and the Executive Committee.  Each committee has a separate chairperson and each of the Audit and Compensation and Governance Committees are composed solely of independent directors.

Given our current circumstances, relative size and operating strategies, we believe having a combined Chairman of the Board of Directors and Chief Executive Officer, as well as having a Lead Independent Director and independent standing Board committees, is the most appropriate structure for us and our shareholders.  We believe this structure demonstrates clear leadership to our employees, shareholders and other interested parties and eliminates potential for redundancies and confusion.  The Lead Independent Director protects the role of the independent directors by providing leadership to the independent directors and working closely with the Chairman of the Board of Directors and Chief Executive Officer.

As part of the Board of Directors’ annual assessment process, the Board of Directors evaluates our board leadership structure to ensure that it remains appropriate for us.  The Board of Directors recognizes that there may be circumstances in the future that would lead it to separate the roles of Chief Executive Officer and Chairman of the Board of Directors, but believes that the absence of a policy requiring either the separation or combination of the roles of Chairman and Chief Executive Officer provides the Board of Directors with the flexibility to determine the best leadership structure for us.

Board of Directors’ Role in Risk Oversight

The Board of Directors is responsible for our risk oversight. Management is responsible for our risk management, including providing oversight and monitoring to ensure our policies are carried out and processes are executed in accordance with our performance goals and risk tolerances. In carrying out its risk oversight function, the Board of Directors has five standing committees: the Audit; Compensation and Governance; Finance; Pension Investment; and Executive Committees that are each responsible for risk oversight within such committee’s area of responsibility and regularly report to the Board of Directors.  In addition, management holds regular meetings in which they identify, discuss and assess financial risk from current macro-economic, industry and company specific perspectives.

The Audit Committee charter provides that the Audit Committee is responsible for discussing with management, the independent registered public accounting firm and the internal auditors our policies and procedures with respect to risk assessment and risk management.  As part of its regular reporting process, management reports and reviews with the Audit Committee our material risks, including (i) proposed Risk Factors and other public disclosures, and (ii) mitigation strategies and our internal controls over financial reporting. The Audit Committee also engages in regular periodic discussions with the Chief Financial Officer and other members of management regarding risks as appropriate.

The Finance Committee charter provides that the Finance Committee assists the Board of Directors in control of the Company’s financial policies and resources and monitors our financial strategic direction.  As part of its responsibilities, the Finance Committee oversees our financial policies, including financial risk management, and reviews and approves significant financial policies and transactions.

In addition to the Audit Committee and Finance Committee, each of the other committees of the Board of Directors considers risks within its area of responsibility. The Compensation and Governance Committee considers succession planning, human resources risks, corporate governance risks and risks that may be a result of our executive compensation programs.  In addition, the Pension Investment Committee has oversight of the investments in the Company’s ERISA - regulated pension and savings plans.  Each of the Committees regularly reports to the Board of Directors.

We believe the current leadership structure of the Board of Directors supports the risk oversight functions described above by providing independent leadership at the committee level, with ultimate oversight by the full Board of Directors as led by the Chairman of the Board of Directors and Chief Executive Officer and the Lead Independent Director.

Committees of the Board

The standing committees of the Board of Directors are the Audit Committee; the Executive Committee, the Compensation and Governance Committee; the Finance Committee; and the Pension Investment Committee.

Audit Committee

The responsibilities of the Audit Committee include the review of the scope and the results of the work of the independent registered public accounting firm and internal auditors, the review of the adequacy of internal accounting controls, and the selection, appointment, compensation, and oversight of our independent registered public accounting firm. The Audit Committee operates under a written charter last amended by the Board of Directors on April 20, 2009. The Audit Committee’s charter is available under the “Corporate Governance” section of our Internet website at http://investor.universalcorp.com/governance.cfm.

The members of the Audit Committee are Messrs. E. Moore (Chairman), Adams, Sheehan, Sledd and Trani. The Board of Directors has determined that each of the Audit Committee members is independent as defined under the applicable independence standards set forth in regulations of the Securities and Exchange Commission and the NYSE listing standards. The Board of Directors has also determined that all of the Audit Committee members are financially literate as defined by the NYSE listing standards. In accordance with the applicable regulations of the Securities and Exchange Commission, the Board of Directors has further determined that the Audit Committee contains at least one “audit committee financial expert” as defined by such regulations.  That person is Mr. E. Moore, the Chairman of the Audit Committee. The fact that the Board of Directors did not identify additional Audit Committee members as “audit committee financial experts” does not in any way imply that other members do not meet that definition.

The Audit Committee met eight times during fiscal year 2011. Additional information with respect to the Audit Committee is discussed below in the section entitled “Audit Information” on page __ of this Proxy Statement.

Executive Committee

The Executive Committee has the authority to act for the Board of Directors on most matters during the intervals between Board of Directors meetings. The members of the Executive Committee are Messrs. Freeman (Chairman), Foster, Johnson, Sheehan and Stallard.  The Executive Committee met four times during fiscal year 2011.

Compensation and Governance Committee

The members of the Compensation and Governance Committee are Messrs. Sheehan (Chairman), Foster, Johnson and Stallard.

The Compensation and Governance Committee performs the responsibilities of the Board of Directors relating to compensation of our executives.  The Compensation and Governance Committee’s responsibilities include reviewing and setting or approving corporate goals and objectives relevant to compensation of the Chief Executive Officer and other executive officers, evaluating the performance of the Chief Executive Officer and our other executive officers in light of those goals and objectives, and determining and approving compensation levels for the Chief Executive Officer and our other executive officers based on this evaluation; making recommendations to the Board of Directors with respect to annual and long-term incentive compensation plans; evaluating the performance of, and determining the salaries, incentive compensation, and executive benefits for senior management; and administering our equity-based and other executive compensation plans.

The Chairman of the Compensation and Governance Committee works with our Chief Financial Officer to establish the agenda for Compensation and Governance Committee meetings.  The Chief Financial Officer and management personnel reporting to him prepare data and materials for review by the Compensation and Governance Committee using market data from both broad-based and targeted national and regional compensation surveys.  Competitive industry analysis is enhanced through review of peer company proxy data, professional research consortiums, and nationally recognized compensation databases provided by the Compensation and Governance Committee’s external compensation consultant.

The Compensation and Governance Committee periodically meets with the Chief Financial Officer and other members of executive management in order to assess progress toward meeting long-term objectives approved by the Board of Directors.  The Compensation and Governance Committee reviews the performance and compensation of the Chief Executive Officer with input from both the full Board of Directors and the Chief Executive Officer’s self evaluation.  The Compensation and Governance Committee approves the compensation of the other executive officers, based upon the evaluation and recommendation of the Chief Executive Officer.  Where it deems appropriate, the Compensation and Governance Committee engages its independent compensation consultant or other appropriate advisors to analyze compensation trends and competitiveness of pay packages and to support the Compensation and Governance Committee’s duty to establish each of the executive officers’ targeted overall compensation levels.

The Compensation and Governance Committee reports regularly to the Board of Directors on matters relating to the Compensation and Governance Committee’s responsibilities. In addition, the Compensation and Governance Committee follows regulatory and legislative developments and considers corporate governance best practices in performing its duties.  For additional information regarding the compensation-related activities of the Compensation and Governance Committee, see the sections entitled “Compensation Discussion and Analysis” and “Report of Executive Compensation, Nominating, and Corporate Governance Committee” beginning on pages __ and __ of this Proxy Statement, respectively.

The Board of Directors has determined that the members of the Compensation and Governance Committee are “non-employee directors” (within the meaning of Rule 16b-3 of the Exchange Act), “outside directors” (within the meaning of Section 162(m) of the Internal Revenue Code) and “independent directors” (as defined under the applicable NYSE listing standards and our Corporate Governance Guidelines).  In addition, no Compensation and Governance Committee member is a current or former employee of ours or any of our subsidiaries.  While the Compensation and Governance Committee’s charter does not specify qualifications required for members, Messrs. Sheehan, Foster, Johnson and Stallard have each been members of other public company boards of directors and are each former chief executive officers of public companies.  The Compensation and Governance Committee met four times during fiscal year 2011.

In performing its responsibilities with respect to executive compensation decisions, the Compensation and Governance Committee receives information and support from the Company’s Human Resources Department and a nationally-recognized executive compensation consultant. For fiscal year 2011, Towers Watson & Co., whom we refer to as Towers Watson, served as an independent, executive compensation consultant to the Compensation and Governance Committee and received aggregate fees for fiscal 2011 of approximately $49,000.  Management does not engage an outside compensation consultant and did not engage Towers Watson to provide any other services to the Company.  For more information with respect to the Compensation and Governance Committee’s compensation consultant, see “Compensation Discussion and Analysis” beginning on page __ of the Proxy Statement.

The Compensation and Governance Committee also acts as our nominating committee. The Compensation and Governance Committee develops qualifications for director candidates, recommends to the Board of Directors persons to serve as directors, and monitors developments in, and makes recommendations to the Board of Directors concerning, corporate governance practices. The Compensation and Governance Committee operates under a written charter last amended by the Board of Directors on April 16, 2010. The Compensation and Governance Committee’s charter is available under the “Corporate Governance” section of our Internet website at http://investor.universalcorp.com/governance.cfm.

The Compensation and Governance Committee employs several methods for identifying and evaluating director nominees.  The Compensation and Governance Committee considers candidates for Board of Directors membership suggested by its members and by management, and the Compensation and Governance Committee will also consider candidates suggested informally by our shareholders. The Compensation and Governance Committee periodically assesses whether any vacancies on the Board of Directors are expected due to retirement or otherwise and in the event that vacancies are anticipated, the Compensation and Governance Committee considers possible director candidates. The Compensation and Governance Committee may also retain a third-party executive search firm to identify candidates upon request of the Compensation and Governance Committee from time to time based upon the director membership criteria described in the Corporate Governance Guidelines.  Shareholders entitled to vote for the election of directors may submit candidates for formal consideration by the Compensation and Governance Committee in connection with an Annual Meeting if we receive timely written notice, in proper form, for each such recommended director nominee. If the notice is not timely and in proper form, the nominee will not be considered by the Compensation and Governance Committee. To be timely for the 2012 Annual Meeting, the notice must be received within the time frame set forth in the section entitled “Proposals for 2012 Annual Meeting” on page __ of this Proxy Statement. To be in proper form, the notice must include each nominee’s written consent to be named as a nominee and to serve if elected, and information about the shareholder making the nomination and the person nominated for election. These requirements are more fully described in our Bylaws and Corporate Governance Guidelines.

The Compensation and Governance Committee evaluates all director candidates in accordance with the director membership criteria described in the Corporate Governance Guidelines.  The Compensation and Governance Committee does not differentiate between Board of Directors candidates submitted by Board of Directors members or those submitted by shareholders with respect to evaluating candidates.  All Board of Directors candidates are considered based upon various criteria, such as their broad-based business skills and experience, prominence and reputation in their profession, their global business and social perspective, concern for the long-term interests of the shareholders, knowledge of our industry or related industries, diversity, and personal and professional integrity, ethics, and judgment — all in the context of an assessment of the perceived needs of the Board of Directors at that point in time.  Because the needs of the Board of Directors change from time to time, the Compensation and Governance Committee evaluates the totality of the merits of each prospective nominee that it considers and has not established specific minimum qualifications that must be met by potential new directors. The Board of Directors, however, believes that as a matter of policy there should be a substantial majority of independent directors on the Board of Directors.

It also is important to the Compensation and Governance Committee that the members of the Board of Directors work together in a cooperative fashion. When considering a director standing for re-election as a nominee, in addition to the attributes described above, the Compensation and Governance Committee also considers that individual’s past contribution and future commitment to us.  The Compensation and Governance Committee will also seek to ensure that the Board of Directors, and consequently the Audit Committee, have at least three independent members that satisfy the NYSE financial and accounting experience requirements and at least one member who qualifies as an audit committee financial expert.

After completing potential director nominees’ evaluations, the Compensation and Governance Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated by the Board of Directors, and the Board of Directors determines the nominees after considering the recommendation and report of the Compensation and Governance Committee. There is no difference in the manner by which the Governance and Nominating Committee evaluates prospective nominees for director based upon the source from which the individual was first identified.

Messrs. Freeman and E. Moore were each recommended by the Compensation and Governance Committee for nomination for election at the Annual Meeting as directors to serve a three-year term until their respective successors are elected and qualified, or until their earlier resignation or removal. The Compensation and Governance Committee did not receive any Board of Director recommendations from any shareholder in connection with the Annual Meeting.

Finance Committee

The Finance Committee has the responsibility of establishing our financial policies and controlling our financial resources. The members of the Finance Committee are Messrs. Foster (Chairman), Adams, Crocker, Freeman and E. Moore.  The Finance Committee met once during fiscal year 2011.

Pension Investment Committee

The Pension Investment Committee establishes the investment policies, selects investment advisors and portfolio managers, and monitors the performance of investments of the retirement plans and other qualified employee benefit plans of Universal Leaf Tobacco Company, Incorporated, which we refer to as Universal Leaf, and our other U.S. subsidiaries. The members of the Pension Investment Committee are Messrs. Stallard (Chairman), Crocker, E. Moore, Sledd and Trani. The Pension Investment Committee met four times during fiscal year 2011.

Annual Meeting Attendance

We expect and encourage each member of the Board of Directors to attend our Annual Meetings when it is reasonably practical for the director to do so.  All of the directors attended the 2010 Annual Meeting.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Universal Corporation is the leading global tobacco merchant and processor.  The largest portion of the Company’s business involves the procurement, processing, packing and supply of leaf tobacco to manufacturers of tobacco products.  As such, our business is subject to risks including changes in general economic, political, market, and weather conditions, government regulation, and fluctuations in foreign exchange rates. Our executive compensation program, therefore, reflects a strong tie of pay to performance in order to link the interests of executive officers to the interests of shareholders and promote the creation of long-term shareholder value.

We achieved strong results for fiscal year 2011, particularly in light of the challenging market conditions that we faced and in comparison to last year’s record performance.  Fiscal year 2011 produced diluted earnings per share of $5.42, down about 5% from last year’s record earnings of $5.68 per diluted share.  In addition, net income for fiscal year 2011 was $156.6 million compared to $168.4 million for fiscal year 2010.  Executive annual incentives earned for fiscal year 2011 were 144.86% of target opportunities, reflecting this strong performance.  These annual incentives were down in comparison to the 194.55% earned for fiscal year 2010.  The Compensation and Governance Committee significantly increased the performance targets at the outset of fiscal year 2011 to ensure that these performance goals were sufficiently challenging under the then-current operating environment.

The Compensation and Governance Committee, Board of Directors and management of Universal take pride in our performance-based compensation program and remain committed to maintaining the integrity of the program in good times and bad.  We believe that the proportion of at-risk, performance-based compensation should rise as an employee’s level of responsibility increases.  To this end, our executive compensation program primarily consists of moderate base salary and variable at-risk annual cash and equity incentive awards.  We do not provide our executives with many of the types of perquisites that other companies offer their executives, such as personal use of corporate aircraft, vehicle allowances or reimbursement of membership dues in social organizations.  We also do not offer our executives employment, severance or retention agreements, and we do not utilize excise tax gross-ups or other tax reimbursements.

Compensation and Governance Committee Activities in Fiscal Year 2011

In fiscal year 2011, the Compensation and Governance Committee reviewed the existing mix, form and calibration of the executive compensation programs and confirmed its commitment to the principles and structure it followed during fiscal year 2010.  In fiscal year 2009, the Compensation and Governance Committee modified components of some of those programs to reflect changes in the rules and regulations applicable to such components and to ensure that the components were in line with market medians.  These modifications continued in place for fiscal year 2011.  Some of the significant actions the Compensation and Governance Committee undertook in fiscal year 2011 included:

•
Reaffirming its objective of setting total direct compensation (including base salary, annual cash incentive awards, and long-term equity awards) for our executives at levels competitive with the market median for executives in comparable positions at companies of comparable size, complexity, and operational characteristics;

•	Evaluating the mix of pay to ensure that the appropriate balance among base salary, annual cash incentives, and long-term performance-based award opportunities is maintained;

•
Benchmarking fiscal year 2010 executive and director compensation and using new peer group data to assist in better aligning compensation with the 50th percentile of the market, where appropriate, taking into consideration recent changes in senior management;

•
Reviewing the performance targets and calibration ranges for economic profit and adjusted earnings per share to reflect current and anticipated business conditions and to ensure adequate performance stretch in the annual incentive plan goals;

•
Electing to terminate, beginning with fiscal year 2011, the annual payment under the 1996 Benefit Restoration Plan to a participant’s trust based on the additional benefit accrued for a participant for the previous calendar year;

•
Electing to discontinue future Company contributions to executive insurance policies for all active participants thereby restoring the coverage provided to named executive officers to the Company’s standard group life insurance program;

•
Amending the benefit replacement and benefit restoration plans relative to death benefits to further ensure that any benefits payable under these plans are consistent with benefits payable under the qualified defined benefit pension plan;

•
Reaffirming that stock-settled, stock appreciation rights, which we refer to as SARs, 5-year restricted stock units and 3-year performance-based stock units, which we refer to as Performance Shares, are appropriate forms of long-term incentive awards.  The Performance Shares, if earned over a three-year period, will be paid out in shares of Common Stock;

•
Reaffirming the stock ownership guidelines that were revised in fiscal year 2008 to higher levels for all of our officers and the officers of our main operating subsidiary, Universal Leaf, with a title of Senior Vice President or above, and monitoring our executive officers’ compliance with the guidelines;

•	Reaffirming stock ownership guidelines for the non-employee directors; and

•
Reaffirming the “clawback” provision in our performance-based awards with respect to ethical misconduct or material restatements of financial results, in part to address the potential recovery or adjustment of awards in instances where the performance measures on which they were based are restated in a manner that would have decreased the amount of the award.

The Compensation and Governance Committee reports regularly to the Board of Directors on matters relating to the Compensation and Governance Committee’s responsibilities.  In addition, the Compensation and Governance Committee follows regulatory and legislative developments and considers corporate governance best practices in performing its duties.

Guiding Philosophy

The goal of our executive compensation and benefits program is to attract, motivate, reward and retain the management talent required to achieve our business objectives, at compensation levels that are fair, equitable and competitive with those of comparable companies. This goal is furthered by the Compensation and Governance Committee’s policy of linking compensation to individual and corporate performance and by encouraging significant stock ownership by senior management in order to support our business strategy and align the financial interests of management with those of the shareholders.

In addition to the stated goal of our executive compensation and benefits program, the following objectives serve as guiding principles for all compensation decisions:

•	Compensation should be set based on the responsibilities, skills, experience and achievements of each executive officer, taking into account competitive market rates;

•
Compensation should be linked to individual and corporate performance by aligning our executive compensation program to company-wide performance, which we define in terms of economic performance and increases in shareholder value;

•
There should be an appropriate mix and weighting among base salary, cash incentives and equity awards, such that an adequate amount of each executive officer’s total compensation is performance-based or “at risk.”  Further, as an executive’s responsibilities increase, the portion of “at risk” compensation for the executive should increase as a percentage of total compensation;

•	Compensation should avoid any arrangements that pay for failure;

•
Strong emphasis should be placed on equity-based compensation and equity ownership in order to align the financial interests of senior management with those of the shareholders and to ensure the proper focus on long-term business strategies; and

•	Compensation goals and objectives should be transparent and easy to communicate, both internally and externally. Shareholders should be supplied with clear, comprehensive compensation disclosure.

The Compensation and Governance Committee also believes that the various elements of our compensation program effectively achieve the objective of aligning compensation with performance measures that are directly related to the Company’s financial goals and creation of shareholder value, without encouraging executives to take unnecessary and excessive risks.

Retaining Experts to Aid in Discharge of Duties

The Compensation and Governance Committee has sole authority to retain experts, consultants and other advisors to aid in the discharge of its duties.  The Compensation and Governance Committee meets privately with its independent outside advisor from time to time without management present to discuss developments and best practices in executive compensation matters.  All work completed by the outside advisor, whether for the Compensation and Governance Committee or management, is subject to the approval of the Compensation and Governance Committee.  The outside advisor’s role with the Compensation and Governance Committee is to provide independent advice and counsel.  The Compensation and Governance Committee has considered the independence factors specified under The Wall Street Reform and Consumer Protection Act of 2010 and believes that Towers Watson qualifies as being fully independent.  The Compensation and Governance Committee does not delegate authority to its outside advisor or to other parties.

For fiscal year 2011, Towers Watson continued to serve as the Compensation and Governance Committee’s independent outside advisor. Towers Watson’s role as outside advisor is to review the analyses and recommendations prepared by the Compensation and Governance Committee and management and to provide alternative market data and guidance on policy development and administration.  To maintain the independence of the outside advisor, management is not permitted to use Towers Watson without the prior approval of the Compensation and Governance Committee.  Towers Watson participated in Compensation and Governance Committee meetings during fiscal year 2011, reviewed materials in advance and provided to the Compensation and Governance Committee additional data on market trends and overall compensation design.

During fiscal year 2011, our independent auditor, Ernst & Young LLP, reviewed management’s calculation of performance measures and the amount of the annual incentive awards to be paid to our executive officers as part of their audit of our consolidated financial statements.

Peer Group Analysis

The Compensation and Governance Committee utilizes compensation reports prepared by its independent outside advisor to aid in the determination of competitive levels of compensation for each of our executive officers.  On an annual basis, the Compensation and Governance Committee determines the total compensation target for each of our executive officers.  The Compensation and Governance Committee then sets the mix of the different components of compensation desired to achieve the total compensation target.  From time to time, the Compensation and Governance Committee requests that its outside advisor benchmark the component totals to confirm that such amounts are within reason of our peer group.  The Compensation and Governance Committee targets the 50th percentile in measuring competitiveness.

During fiscal year 2011, the Compensation and Governance Committee requested that Towers Watson review and, if necessary, update our then-current peer group list.  Towers Watson evaluated the peer group list and proposed changes to the list in order to better align our company with other companies with similar characteristics to us.  The Compensation and Governance Committee reviewed the proposed list with Towers Watson and after making appropriate adjustments, approved a revised peer group list for use beginning with fiscal year 2011.  The peer group list for fiscal year 2011 consisted of the following companies:  Alliance One International, Inc., Chiquita Brands International, Inc., Corn Products International, Inc., Flowers Foods, Inc., Lancaster Colony Corp., McCormick & Co., Inc., Ralcorp Holdings, Inc., Seaboard Corporation, Seneca Foods Corp., The Andersons, Inc., and Treehouse Foods, Inc.  When we refer to the “market,” we are referring to the peer group used during fiscal year 2011.

Stock Ownership Guidelines

The Compensation and Governance Committee believes it is important to align the interests of members of senior management with those of our shareholders.  While the Compensation and Governance Committee considers this principle when determining the appropriate mix of base salary, annual cash incentive awards, and long-term equity awards, the Compensation and Governance Committee also established stock ownership guidelines that encourage the accumulation and retention of Common Stock.

Our current stock ownership guidelines, which were revised in fiscal year 2008 to set new, higher target levels for our executives, are expressed as a multiple of base salary, ranging from 2.5 to 6 times base salary.  The Compensation and Governance Committee believes this methodology provides for greater individualization of ownership guidelines.  The guidelines work in concert with the long-term incentive plan and are intended to foster strong executive ownership of our Common Stock.  The Compensation and Governance Committee believes that it is important to achieve and maintain these guideline amounts as minimum target levels of ownership.  The Compensation and Governance Committee continues to review compliance with our stock ownership guidelines on an annual basis.

Prior to the fiscal year 2008 revisions to our stock ownership guidelines, executives had to comply within five years from the later of April 1, 2005 (the date the guidelines were adopted) or the date of the executive’s appointment to a qualifying position.  When the Compensation and Governance Committee revised the guidelines in fiscal year 2008, the Compensation and Governance Committee granted our executives one additional year to comply with the new guidelines, and certain executives were provided additional time because they received recent promotions that resulted in higher ownership targets.  The revised guidelines apply to our named executive officers in the following manner:

George C. Freeman, III	6 times salary
W. Keith Brewer	6 times salary
David C. Moore	5 times salary
William J. Coronado	3.5 times salary
Ray M. Paul, Jr.	3.5 times salary

Only shares beneficially owned (as defined by the Securities and Exchange Commission’s rules and regulations) by our executive officers, excluding such executives’ stock options, Performance Shares, and SARs, but including the executive officers’ restricted stock unit awards (and corresponding dividend equivalent rights) are counted in determining compliance with the guidelines.  The table below sets forth each of our named executive officers’ 2010 holdings and value as compared to 2011 holdings and value.

	Shares held as of June 15, 2010	Value of Shares held as of June 15, 2010(1)	Shares held as of June 15, 2011	Value of Shares held as of June 15, 2011(2)
	(#)	($)	(#)	($)

George C. Freeman, III	69,953	2,866,674	87,625	3,248,259
W. Keith Brewer	40,212	1,647,888	56,605	2,098,347
David C. Moore	43,835	1,796,358	51,071	1,893,202
William J. Coronado	25,062	1,027,041	28,776	1,066,726
Ray M. Paul, Jr.	37,161	1,522,858	38,413	1,423,970

(1)	Based on $40.98 per share, the closing price of a share of our Common Stock as quoted on the NYSE on June 15, 2010.
(2)	Based on $37.07 per share, the closing price of a share of our Common Stock as quoted on the NYSE on June 15, 2011.

Management’s ownership targets are viewed as minimum targets to be achieved as soon as possible and maintained.  Although none of our named executive officers, except Mr. Paul and Mr. Coronado, meet their ownership targets at the present time, each of our other named executive officers increased the number of shares of Common Stock owned during fiscal year 2011.  The Compensation and Governance Committee considered the salary increases of our named executive officers in connection with promotions as well as the recent movement of our stock price.  The Compensation and Governance Committee determined that it was satisfied that all of the named executive officers who are below their guideline share amount are making satisfactory progress in achieving their applicable stock ownership requirements.  We expect that each of our named executive officers will meet or exceed the applicable guidelines within the applicable period of compliance.

In addition, the Compensation and Governance Committee adopted stock ownership guidelines during fiscal year 2008 applicable to the non-employee directors.  Information with respect to the non-employee directors’ stock ownership guidelines is set forth in “Non-Employee Director Stock Ownership Guidelines” on page __ of this Proxy Statement.

Limitations on Deductibility of Compensation

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation of more than $1 million paid in any year (not including amounts deferred) to a company’s chief executive officer and to the four other most highly compensated executive officers. The statute, however, exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. In this regard, we have taken appropriate actions to maximize the deductibility of annual cash incentive awards, stock option grants, SARs, Performance Shares and restricted stock unit awards.  For example, the vesting of certain restricted stock unit awards to Mr. Freeman in May 2010 were subject to Section 162(m) and therefore the Compensation and Governance Committee elected to defer payment until Mr. Freeman retires in order to preserve the Section 162(m) deduction.  While our policy is generally to preserve corporate tax deductions by qualifying compensation over $1 million paid to executive officers as performance-based, the Compensation and Governance Committee may, from time to time, conclude that compensation arrangements are in our best interests and the best interests of our shareholders despite the fact that such arrangements might not, in whole or part, qualify for tax deductibility.

Clawback in the Event of Restatements or Ethical Misconduct

The Compensation and Governance Committee adopted a recoupment, or “clawback,” provision during fiscal year 2008 that is applicable to cash incentive awards, as well as performance-based equity awards, beginning with all such awards for fiscal year 2008.  The clawback provision applied to all awards made during fiscal year 2011.  The purpose of the clawback provision is to authorize the potential recovery or adjustment of awards when the performance measures on which such awards were based are restated in a manner that would have decreased the amount of the award had the restated performance measure been used to calculate the original award, or when the award is otherwise deemed inappropriate by the Compensation and Governance Committee due to the occurrence of certain stated events.  In the event of a material restatement of our financial statements, we may seek recoupment of incentive compensation and equity awards paid under our incentive plans for all relevant performance periods.  In addition, the Compensation and Governance Committee also has the discretion to reduce or eliminate an executive’s incentive compensation and equity awards or seek a recoupment of the same, in the event of ethical misconduct.  The Compensation and Governance Committee will review all cash incentive payments, performance-based equity awards, and other performance-based awards that are made to all current and former officers on the basis of having met or exceeded performance goals.  Appropriate action will be taken after considering all factors and circumstances.

2007 Stock Incentive Plan

The Compensation and Governance Committee, and subsequently our shareholders at our 2007 Annual Meeting, approved and adopted the Universal Corporation 2007 Stock Incentive Plan, which we call the 2007 Stock Incentive Plan.  This plan replaced our 2002 Executive Stock Plan.  The 2007 Stock Incentive Plan serves as the core program for the performance-based compensation components of our named executive officers’ total compensation.  The 2007 Stock Incentive Plan defines the incentive arrangements for eligible participants and:

•
authorizes the granting of annual cash incentive awards, stock options, SARs, Performance Shares, restricted stock, restricted stock units and other incentive awards, all of which may be made subject to the attainment of performance goals approved by the Compensation and Governance Committee;

•	provides for the enumeration of the business criteria on which an individual’s performance goals are to be based;

•	establishes the maximum share grants or awards (or, in the case of incentive awards, the maximum compensation) that can be paid to a participant in the 2007 Stock Incentive Plan; and

•	prohibits repricing of options or stock appreciation rights without the approval of shareholders.

Components of Executive Compensation

The Compensation and Governance Committee targets a specific mix of compensation components, with the intent to make each component of total direct compensation competitive with other companies of similar size and operational characteristics while also linking compensation to individual and corporate performance and encouraging stock ownership by senior management.  The major components of our executive compensation program are the following:

Total Direct Opportunity Compensation

•	Base salary. Base salary is intended to reflect the market value of an executive officer’s role and responsibility, with differentiation for individual capabilities and experience in their positions.

•
Annual cash incentive awards.  Annual cash incentive awards in the form of market competitive, performance-based, cash bonuses are designed to focus our executives on pre-set goals each year and to drive profitability, growth, and shareholder value.

•
Long-term equity participation.  Long-term equity participation is designed to recognize executives for their contributions to the Company, to highlight the strategic importance of each executive’s role, to promote retention, and to align the interests of management and shareholders in long-term growth and stock performance by rewarding executives for the creation of shareholder value.

Total Indirect Compensation

•	Other benefits.

•	Retirement and other post-retirement compensation.

The tables contained in this Proxy Statement set forth amounts for these components applicable to the following executives, who served in the noted capacities at the end of fiscal year 2011: George C. Freeman, III, our Chairman, President, and Chief Executive Officer; W. Keith Brewer, our Executive Vice President and Chief Operating Officer; David C. Moore, our Senior Vice President and Chief Financial Officer; William J. Coronado, our Vice President; and Ray M. Paul, Jr., Executive Vice President of Universal Leaf, our main operating subsidiary.  We refer to these five executives as our named executive officers.

In determining executive compensation, the Compensation and Governance Committee reviews all components of the Chief Executive Officer’s and each other named executive officer’s total compensation, including retirement benefits and the costs of all perquisites received to ensure such compensation meets the goals of the program.  As a part of this review, the Compensation and Governance Committee considers corporate performance information, compensation survey data, the advice of its independent advisor, and the recommendations of management.  The Compensation and Governance Committee also takes into consideration individual and overall company operating performance to ensure executive compensation reflects past performance as well as future potential and adequately differentiates between employees, based on the scope and complexity of the employee’s job position, market comparisons, individual performance and experience, and our ability to pay.  The Chief Executive Officer’s performance is reviewed annually by the Compensation and Governance Committee prior to considering changes in base salary, annual cash incentive awards, long-term equity awards, and total direct compensation. The Chief Executive Officer’s performance is evaluated in light of company performance (as described in greater detail below) and non-financial goals and strategic objectives selected by the Compensation and Governance Committee.  Based on its review, the Compensation and Governance Committee believes total compensation for each of the named executive officers is reasonable and not excessive.

In addition, the Compensation and Governance Committee evaluates the amount of compensation apportioned to base salary, annual cash incentive awards, and long-term equity participation, which we refer to as total direct opportunity compensation.  The Compensation and Governance Committee sets target levels for each component of total direct opportunity compensation based on its desire to link compensation to individual and corporate performance and to ensure that a sufficient amount of compensation is performance-based or “at risk.”  As an executive’s responsibilities increase, the portion of “at risk” total direct opportunity compensation for the executive increases as a percentage of total direct opportunity compensation.  The Compensation and Governance Committee set the following target percentages for the components of our named executive officers’ total direct opportunity compensation for fiscal year 2012:

	Base Salary	Cash Incentive Award	Long-Term Equity Award	Total

George C. Freeman, III	25%	25%	50%	100%
W. Keith Brewer	25%	25%	50%	100%
David C. Moore	30%	25%	45%	100%
William J. Coronado	35%	25%	40%	100%
Ray M. Paul, Jr.	35%	25%	40%	100%

1. Base Salaries

The Compensation and Governance Committee approved the following base salaries for fiscal year 2011 and fiscal year 2012 for our named executive officers, which became effective April 1, 2010, and April 1, 2011, respectively:

	Fiscal Year 2010	Fiscal Year 2011	Percentage Increase	Fiscal Year 2012	Percentage Increase
	($)	($)	(%)	($)	(%)

George C. Freeman, III	675,000	775,000	14.8	775,000	0.0
W. Keith Brewer	485,000	545,000	12.4	545,000	0.0
David C. Moore	370,000	405,000	9.5	405,000	0.0
William J. Coronado	283,900	288,200	1.5	288,200	0.0
Ray M. Paul, Jr.	312,800	317,500	1.5	317,500	0.0

The fiscal year 2011 base salary levels for our executives were evaluated as part of a periodic assessment conducted by Towers Watson in fiscal year 2008.  Fiscal year 2011 base salaries were determined in accordance with the responsibilities, skills and experience of each executive, personal performance of the executive in light of individual levels of responsibility and the competitiveness of the executive’s salary with the salaries of executives in our peer group.  While the Compensation and Governance Committee considered each of these factors in their totality, the Compensation and Governance Committee did not assign a specific value to each factor.  For purposes of assessing the competitiveness of salaries, the Compensation and Governance Committee reviewed compensation data for our peer group described above from its independent outside consultant to determine ranges of total compensation and the individual components of such compensation.

As part of the compensation setting process for fiscal year 2011, the Compensation and Governance Committee met periodically with Mr. Freeman, our Chairman, President, and Chief Executive Officer during fiscal year 2010, and reviewed his performance and the Company’s performance for fiscal year 2010.  With Mr. Freeman’s appointment to Chief Executive Officer at the beginning of fiscal year 2009 and Chairman in August 2009, the Compensation and Governance Committee evaluated Mr. Freeman’s compensation level, considering the average base salaries of the chief executive officers at the companies included in the peer group approved for fiscal year 2011.  The Compensation and Governance Committee also considered the progress we made during fiscal year 2009 towards increasing our profitability, reducing our debt levels and the further strengthening of our balance sheet during the fiscal year. The Compensation and Governance Committee determined that Mr. Freeman’s fiscal year 2010 base salary was below the appropriate level of base salary compensation for the Chief Executive Officer position in fiscal year 2011. Our Chief Executive Officer’s fiscal year 2011 base salary of $775,000 represented an annualized increase of approximately 14.8% compared to base salary determined during April 2009.  This increase was approved after a thorough review and evaluation by the Compensation and Governance Committee of the competitiveness of Mr. Freeman’s salary and total cash compensation with those of other chief executive officers at comparable companies.  The Compensation and Governance Committee believed this base amount was appropriate and not excessive when viewed in context with chief executive officer compensation for the peer group.  Fiscal year 2011 base salary increases applicable to the other named executive officers, averaged approximately 7.2% above fiscal year 2010 levels.

In addition, prior to fiscal year 2011, the Compensation and Governance Committee evaluated base salary levels for our other named executive officers as part of the Compensation and Governance Committee’s routine annual assessment. The Compensation and Governance Committee completed its review and approved the fiscal year 2011 base salaries for our named executive officers based on the responsibilities of each named executive officer, personal performance of the named executive officer in light of individual levels of responsibility and the competitiveness of the named executive officer’s salary with the salaries of executives in comparable positions at companies in our peer group.

The Compensation and Governance Committee considered the fiscal year 2009 promotions of Mr. Freeman to Chief Executive Officer, Mr. Brewer to Executive Vice President, and Mr. D. Moore to Chief Financial Officer, when it reviewed fiscal year 2011 salary recommendations.  In similar situations, significant increases to compensation are often necessary to ensure that the promoted executive’s compensation is comparable to that of similarly situated executives at companies in our peer group.  In fiscal year 2009, the Compensation and Governance Committee, in consultation with Towers Watson, determined that an appropriate method to address compensation for significant promotions is to phase in the corresponding increase in compensation over a three-year period following promotion.  The Compensation and Governance Committee adopted this approach in connection with its approval of the fiscal year 2009 base salaries, which continued with respect to the fiscal year 2010 and fiscal year 2011 base salaries.

For fiscal year 2012, the Compensation and Governance Committee evaluated executive compensation based on a revised assessment conducted by Towers Watson in fiscal year 2011 of the competitiveness of the executive’s salary with salaries of executives in our peer group.  While the Compensation and Governance Committee considered many factors including the advice of senior management, the Committee felt it was prudent to maintain base salaries at present levels given the global economic outlook and the industry movement to a period of oversupply.  Therefore, the base salaries of our named executive officers were not increased for fiscal year 2012.

2.  Annual Cash Incentives Awards

The fiscal year 2011 annual incentive plan, which we refer to as the Annual Incentive Plan, provides that key managerial employees, including our named executive officers, may receive annual cash incentive awards that vary from year to year based upon corporate and individual performance. The purpose of annual cash incentive awards is to drive our key employees to maximize shareholder value and to provide a means for recognizing individual contribution to our overall results.  The cash incentive awards earned for fiscal year 2011 by our named executive officers were approved by the Compensation and Governance Committee on May 26, 2011, and are set forth in Column (g), “Non-Equity Incentive Plan Compensation”, in the “Summary Compensation Table” on page __ of this Proxy Statement.

Annual cash incentive payments are paid based on the Company’s achievements against pre-established performance metrics as set by the Compensation and Governance Committee.  The annual cash incentive awards to our named executive officers in fiscal year 2011 were based 50% on the generation of economic profit and 50% on the generation of adjusted earnings per share.  We use economic profit and adjusted earnings per share, as these performance measures strongly encourage capital discipline and better investment decisions and lead to enhanced cash flow.  The Compensation and Governance Committee also believes that these measures are representative of our overall performance, and they provide transparency to investors and enable period-to-period comparability of financial performance.  For purposes of the Annual Incentive Plan, we define economic profit as consolidated earnings before interest and taxes after certain adjustments, minus a capital charge equal to our weighted average cost of capital times average funds employed, and we define adjusted earnings per share as the fully-diluted earnings per share of Common Stock, adjusted to exclude extraordinary gains and losses, restructuring and impairment, and annual cash incentive award accruals under the Annual Incentive Plan.  Economic profit and adjusted earnings per share should not be considered as alternatives to net income or earnings per share determined in accordance with accounting principles generally accepted in the United States.

The executive officers who participate in the Annual Incentive Plan are eligible to receive an annual cash incentive award equal to a percentage of their base salary in the event certain threshold levels are met for economic profit and adjusted earnings per share. The following table sets forth the threshold and target levels for the economic profit and adjusted earnings per share metrics that were applicable for fiscal year 2011 awards:

	Threshold Level	Target Level	Maximum Level	2011 Results

Economic Profit	$ (10) million	$ 15 million	$ 53.33 million	$33.2 million

Adjusted Earnings Per Share	$ 3.58 per share	$ 5.15 per share	$ 6.723 per share	$6.01 per share

Based on the definition of adjusted earnings per share provided above, a reconciliation of the adjusted earnings per share of $6.01 achieved for fiscal year 2011 to our reported diluted earnings per share of $5.42 is as follows:

Adjusted Earnings Per Share	$6.01

Per share effect of annual cash incentive award accrual excluded from adjusted earnings per share	$(0.10)

Per share effect of restructuring and impairment	$(0.49)

Reported Diluted Earnings Per Share	$5.42

The Company performed well in fiscal year 2010 and the outlook for fiscal year 2011 was for another strong financial performance.  The Compensation and Governance Committee therefore increased the performance targets for fiscal year 2011 to ensure that the performance goals were sufficiently challenging under the current operating environment.  The target level for adjusted earnings per share was increased 19.8% from $4.30 to $5.15 while the target level for economic profit was reduced from $20 million to $15 million.  The adjustment in the performance target for economic profit reflects the impact of higher leaf prices and the weakness in the U.S. dollar on the Company’s average funds employed in recent years.  The Compensation and Governance Committee believes that this adjustment better aligns these two performance targets with each other.

Each executive officer participating in the Annual Incentive Plan is eligible to receive a cash incentive award based on a percentage of his or her base salary, which we call the target bonus opportunity percentage.  The target bonus opportunity percentage for each executive officer, except the Chief Executive Officer, is initially set by our Chief Executive Officer and is based on the executive officer’s experience in his or her present position and job responsibilities.  Our Chief Executive Officer submits the recommended target bonus opportunity percentages to the Compensation and Governance Committee for its review and approval each year.  For our Chief Executive Officer, the Compensation and Governance Committee determines the target bonus opportunity percentage.  The Compensation and Governance Committee also reviews its outside advisor’s compensation data for our peer group when evaluating the recommended target bonus opportunity percentages.

Each year, the Compensation and Governance Committee approves percent-of-target performance tables for each performance measure.  As Company performance deviates from targeted performance, the percentages in the tables increase or decrease at an accelerated rate.  Once the economic profit and adjusted earnings per share performance measures have been calculated for the applicable fiscal year, the Compensation and Governance Committee compares the calculated performance to the preapproved tables to determine the percentage to apply to the executives’ target bonus opportunity amounts.  The Compensation and Governance Committee applies the resulting percentage to the target bonus opportunity amount to determine the annual cash incentive award each executive is eligible to receive.  Incentive awards are capped at two times the target bonus opportunity percentage for each criterion, regardless of how much the Company’s performance exceeded the target level for either criteria.  In addition, the Compensation and Governance Committee reserves the right to exercise negative discretion in adjusting any incentive awards, but the Compensation and Governance Committee has no discretion to increase the awards.  The Compensation and Governance Committee does not award any discretionary, non-performance based bonuses if the performance goals are not achieved.

Using Mr. Freeman as an example, we generated economic profit and adjusted earnings per share during fiscal year 2011, with adjusted earnings per share and economic profit exceeding the threshold and target levels.  The economic profit and adjusted earnings per share performance measures for the year corresponded to 144.86% on the Compensation and Governance Committee’s preapproved tables.  Mr. Freeman’s cash incentive award for fiscal year 2011 was, therefore, 144.86% of his target bonus opportunity amount, or $1,122,700.

The following table lists the target bonus opportunity percentages, the target bonus opportunity amounts, the maximum bonus opportunity amounts, and the actual cash incentive awards for fiscal year 2011 for our named executive officers:

	Target Bonus Opportunity Percentage	Target Bonus Opportunity Amount	Maximum Bonus Opportunity	Actual 2011 Bonus Paid
	(%)	($)	($)	($)

George C. Freeman, III	100	775,000	1,550,000	1,122,700
W. Keith Brewer	100	545,000	1,090,000	789,500
David C. Moore	83	337,500	675,000	488,900
William J. Coronado	71	205,800	411,600	298,100
Ray M. Paul, Jr.	71	226,800	453,600	328,500

On June 7, 2011, the Compensation and Governance Committee established the performance measures applicable for the annual cash incentive awards to be awarded for fiscal year 2012.  The Compensation and Governance Committee reconfirmed its use of adjusted earnings per share and economic profit as the appropriate performance measures for the fiscal year 2012 cash incentive awards.

3.  Long-Term Equity Participation

The Compensation and Governance Committee administers Universal Corporation’s 1997 and 2002 Executive Stock Plans, and the 2007 Stock Incentive Plan, pursuant to which the Compensation and Governance Committee grants to key executive officers SARs, restricted stock units, Performance Shares, and options to purchase shares of our Common Stock, based upon a determination of competitive aggregate compensation levels.  The primary objectives of issuing such equity awards are to encourage significant ownership of Common Stock by management and to provide long-term financial incentives linked directly to market performance of our Common Stock.  The Compensation and Governance Committee believes that significant ownership of Common Stock by senior management is the optimal method to align the interests of management and the shareholders, and our stock incentive program is effectively designed to further this objective.

With the exception of new hires, long-term incentives are awarded annually on a day between two and twelve business days following the public release of our annual earnings.  The Compensation and Governance Committee selected this timing, because it enables us to consider the prior year performance of the Company and the participants and our expectations for the next performance period, while also guaranteeing that normal awards will be made after we publicly disclose our performance for the year.  The awards also are made as early as practicable in our fiscal year in order to maximize the time period for the incentives associated with the awards.  The Compensation and Governance Committee’s schedule is determined between six and twelve months in advance, and the proximity of any awards to market events other than earnings announcements is coincidental.

Executive long-term equity participation has historically been in the form of non-qualified stock option grants.  In fiscal year 2006, the Compensation and Governance Committee re-evaluated the form of its long-term incentive awards, and selected SARs and restricted stock units as the preferred forms of long-term equity participation.  The switch to SARs was due in large part to cost efficiencies when we adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Stock Compensation (formerly, FASB Statement 123R), which we refer to as FASB ASC Topic 718.  Restricted stock units were used as a cost-effective addition to the compensation mix because such awards did not require the issuance of Common Stock until vesting.

In fiscal year 2008, the Compensation and Governance Committee consulted with Towers Watson and approved the addition of Performance Shares to the existing mix of long-term equity awards for use in future awards.  The addition of Performance Shares places greater emphasis on our long-term financial performance and subjects a higher percentage of the long-term incentive awards to risk based on such performance.  The addition of Performance Shares is intended to focus greater attention and rewards on the key underlying drivers of shareholder value.  Performance Shares are granted annually, with overlapping multi-year performance cycles.  Performance Shares vest on the last day of the performance period selected by the Compensation and Governance Committee and are earned and paid out based on the Company’s achievement of certain performance measures selected by the Compensation and Governance Committee.  Performance Shares do not carry any dividend rights.  Similar to Annual Incentive Plan awards, as the actual performance exceeds the performance measure threshold selected by the Compensation and Governance Committee, the amount of Performance Share payout increases, with 100% payout occurring if performance reaches a target level set by the Compensation and Governance Committee.  Payout can exceed 100% if the performance exceeds the target level, but it is capped at a maximum of 150%.  Conversely, the payout is reduced if actual performance falls short of the selected performance measure threshold.  At the time of vesting, the vested Performance Shares are payable in shares of Common Stock.  On June 8, 2010, the Compensation and Governance Committee selected average adjusted diluted earnings per share as the appropriate criterion for use with Performance Shares issued during fiscal year 2011 and set the performance period at three fiscal years, beginning with the fiscal year 2011, which began April 1, 2010.  Adjusted diluted earnings per share is calculated in the same manner as it is with Annual Incentive Plan awards.  The threshold level of 2011-2013 adjusted diluted earnings per share performance was set based on a level of performance that was believed to be achievable.  The target level of 2011-2013 adjusted diluted earnings per share performance was set based on a level of performance that was believed to be aggressive, but obtainable.  The maximum level of 2011-2013 adjusted diluted earnings per share performance was set based on a level of performance that was believed to be realizable with exceptional performance.

In addition, on June 7, 2011, the Compensation and Governance Committee again selected average adjusted diluted earnings per share as the appropriate criterion for use with Performance Shares issued during fiscal year 2012 and set the performance period at three fiscal years, beginning with the fiscal year 2012, which began April 1, 2011.  Adjusted diluted earnings per share is calculated in the same manner as it is with Annual Incentive Plan awards.  The threshold level of 2012-2014 adjusted diluted earnings per share performance was set based on a level of performance that was believed to be achievable.  The target level of 2012-2014 adjusted diluted earnings per share performance was set based on a level of performance that was believed to be aggressive, but obtainable.  The maximum level of 2012-2014 adjusted diluted earnings per share performance was set based on a level of performance that was believed to be realizable with exceptional performance.

The Compensation and Governance Committee, after consulting with its outside advisor, reaffirmed that a portion of our executive officers’ total compensation should be paid in equity awards through our long-term incentive plans. For fiscal year 2011 long-term equity awards, the Compensation and Governance Committee determined that one-third of the target value of the equity awards should consist of SARs, one-third should consist of Performance Shares, and the remaining one-third should consist of 5-year restricted stock units. The Compensation and Governance Committee used an equal mix of SARs, Performance Shares, and restricted stock units because it believes that such mix represents the appropriate balance for our Company in rewarding stock appreciation and relative shareholder return, while also placing sufficient emphasis on our overall financial performance.  In order to allocate compensation among the three forms of equity participation, the Compensation and Governance Committee values restricted stock unit awards at the fair market value on the date of grant of the equivalent number of shares of Common Stock.  All restricted stock units are awarded with five-year cliff vesting and earn dividend equivalent units during such period.  In addition, our named executive officers have additional vesting restrictions or holding period requirements on their restricted stock unit awards in order to preserve deductibility under Section 162(m) of the Internal Revenue Code.  The Compensation and Governance Committee values SARs as equal to 25% of the value of our Common Stock based on a Black-Scholes valuation method. All SARs vest during the three-year period immediately following the grant date, with one third of the amount awarded vesting on each annual anniversary of the date of grant.  The Compensation and Governance Committee values Performance Shares at the fair market value on the date of grant of the equivalent number of shares of Common Stock.  As described above, Performance Shares vest on the last day of the selected performance period and are earned and paid out based on the degree to which our financial performance exceeds a threshold level set by the Compensation and Governance Committee.

We have historically assigned an initial value to stock options granted by our Compensation and Governance Committee equal to the closing price of a share of our Common Stock as quoted on the NYSE on the first business day following the date the stock options were granted.  This process was followed with the first set of SARs we issued, in June 2006.  The Compensation and Governance Committee changed this process, starting with the SAR awards made on May 24, 2007 by assigning an initial value to a SAR equal to the closing price of a share of our Common Stock as quoted on the NYSE on the date the SAR is granted by the Compensation and Governance Committee.  The exercise price for SARs is the closing price of a share of our Common Stock as quoted on the NYSE on the date the SAR is exercised, except for the SAR awards made in June 2006 for which we used the closing price of a share of our Common Stock as quoted on the NYSE on the day before exercise.  When SARs become exercisable, they may be exercised on a date specified by the executive in writing to our Secretary or, if no date is specified, then (a) the date of receipt of the executive’s notice of exercise if our Secretary receives the notice by 2:00 p.m. Eastern Time or (b) the first business day following receipt of the executive’s notice of exercise if the executive’s notice is received by our Secretary after 2:00 p.m. Eastern Time.  Such written notices may only be given to our Secretary during one of our trading windows.

On June 8, 2010, the Compensation and Governance Committee granted Performance Shares, SARs, and restricted stock units to key executives pursuant to the 2007 Stock Incentive Plan.  The Compensation and Governance Committee granted 38,400 Performance Shares, 153,600 SARs, and 38,400 restricted stock units to 17 executives.  The number of SARs, Performance Shares, and restricted stock units granted to our named executive officers on June 8, 2010, were as follows:

	Performance Shares	SARs	Restricted Stock Units

George C. Freeman, III	9,500	38,000	9,500
W. Keith Brewer	6,700	26,800	6,700
David C. Moore	3,750	15,000	3,750
William J. Coronado	2,000	8,000	2,000
Ray M. Paul, Jr.	2,250	9,000	2,250

Additional details regarding the fiscal year 2011 equity participation awards for each of our named executive officers is set forth in the “Grants of Plan-Based Awards” table on page __ of this Proxy Statement.

SARs awarded during fiscal year 2006 may be exercised by retiring executives after retirement during the remainder of the period preceding the stated expiration date of the SARs.  The Compensation and Governance Committee reconsidered this provision with respect to SARs awards for fiscal year 2007. Beginning with the fiscal year 2007 SARs awards, retiring executives have been given the ability to exercise their SARs during the remainder of the period preceding the stated expiration date of the SARs or 36 months, whichever is shorter. The Compensation and Governance Committee shortened the post-retirement exercise period in order to set a reasonable time frame for exercising awards considering the period during which retiring executives’ efforts may have resulted in an impact on stock price.

4.  Other Benefits

The Compensation and Governance Committee believes employee benefits are an essential component of our competitive total compensation package.  These benefits are designed to attract and retain our employees. The named executive officers may participate in the same benefit plans as our salaried employees, which include health and dental insurance, long-term disability benefits, and our 401(k) savings plan.  Our 401(k) savings plan includes a defined company match component, and we have disclosed all company matches for our named executive officers in Column (i), “All Other Compensation”, in the “Summary Compensation Table”, and separately disclosed each amount in Footnote 6 to that table on page __ of this Proxy Statement.

In addition, we provide certain other benefits to our executives, including our named executive officers.  The Compensation and Governance Committee believes these other benefits provide security for current and future needs of the executives and their families and therefore assist in attracting and retaining them.  These other benefits are structured to be within the competitive range relative to our peer group.  In general, we do not provide our executives with many of the types of perquisites that other companies offer their executives, such as the personal use of a corporate aircraft, car allowances, social memberships or club dues, or preventative health evaluations, and the Compensation and Governance Committee re-evaluates the types of perquisites that we offer on a regular basis.  We also do not utilize tax gross-ups.  The additional benefits we provide or have provided to some of our executives during fiscal year 2011 consist of the following and are included in the amounts set forth in Column (i), “All Other Compensation”, in the “Summary Compensation Table”, and separately disclosed in Footnote 6 to that table on page __ of this Proxy Statement: executive insurance program, financial planning and tax preparation services, and matching gifts.

5.  Retirement and Post-Termination Compensation

Our named executive officers are covered by a defined benefit retirement plan, a supplemental retirement plan, deferred income plans, and a 401(k) savings plan.  Certain of our named executive officers also have Change of Control Agreements addressing a change of control in our company.  These items are defined and summarized below.  Additional details and all amounts earned by our named executive officers or contributed by us to our named executive officers through those benefits are disclosed in this Proxy Statement where noted below.

A.  Defined Benefit Retirement Plan

Our salaried employees, including our named executive officers, participate in a defined benefit retirement plan, the Employees’ Retirement Plan of Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies, which we refer to as the Pension Plan.  The Pension Plan is a company-funded, qualified plan under the Internal Revenue Code, with the purpose of providing a fixed benefit for the life of the participant (and/or the spouse if the joint and survivor option is elected) beginning at the time of the participant’s retirement or termination.  The Pension Plan also has survivor benefits for participants’ spouses.  The Pension Plan benefit under normal retirement circumstances is a percentage of the participant’s average compensation, multiplied by the participant’s credited years of service under the Pension Plan.  Average compensation is calculated by taking the highest average of annual salary and annual cash incentive awards for any three consecutive calendar-year periods during the participant’s participation in the Pension Plan.  The normal retirement benefit under the Pension Plan is calculated as follows:

Base Benefit:	Designated Percentage of Average Compensation	Multiplied by	All years of service
PLUS
Excess Benefit:	Designated Percentage of Average Compensation less Covered Compensation	Multiplied by	Participant’s first 35 years of service

Covered compensation, for purposes of the excess benefit, is defined as the average of the Social Security Taxable Wage Base for the 35 calendar-year period ending in the year preceding the executive’s normal retirement age under the Social Security Act.

Benefits are paid as a straight life annuity for the participant’s lifetime for a single participant, or a 50% joint and survivor annuity, if elected, for married participants for their joint lifetime. Benefits are normally payable when the participant reaches age 65; however, participants may begin receiving early retirement benefits when they reach age 55 and elect to retire with at least 5 years of service.  The early retirement benefit is reduced based on the participant’s age and years of service.

Further detail regarding the Pension Plan and disclosure of the estimated value of pension benefits for our named executive officers is set forth in the “Pension Benefits” table and related footnotes beginning on page __ of this Proxy Statement.

B.  Benefit Restoration Plan

To the extent benefits payable to our employees at retirement pursuant to the Pension Plan exceed amounts that may be payable under applicable provisions of the Internal Revenue Code, such benefits will be paid under our supplemental retirement plan called the Universal Leaf Tobacco Company, Incorporated 1996 Benefit Restoration Plan, which we refer to as the Benefit Restoration Plan.  The Benefit Restoration Plan is a non-qualified defined benefit pension plan that provides eligible individuals the difference between the benefits they would actually accrue under the Pension Plan but for the maximum benefit limitations and the limitation on compensation pursuant to the Internal Revenue Code that may be recognized under the Pension Plan and deferrals of their compensation under DIP II and DIP III, which are defined and discussed below.  Benefits under the Benefit Restoration Plan are paid in one lump sum payment at retirement except where Section 409A restrictions apply, and benefits under DIP II and DIP III are paid out at or after retirement in accordance with the election option chosen by a participant prior to deferral.  The purpose of the Benefit Restoration Plan is not to provide employees with additional benefits but to ensure that our employees who earn more than the amounts set forth in the Internal Revenue Code for maximum benefit limitations receive a retirement benefit that is proportionately equivalent to the benefit provided to our other salaried employees participating in the Pension Plan. We maintain the Pension Plan and Benefit Restoration Plan to ensure an overall competitive compensation and benefits offering and to attract and retain top talent.  Our Compensation and Governance Committee believes it is essential that our overall compensation and benefits, including retirement benefits, be competitive in the market.

Certain participants in the Benefit Restoration Plan, including our named executive officers, entered into agreements with Universal Leaf providing for taxable cash compensation payments to be made by Universal Leaf to the participant to partially fund their Benefit Restoration Plan payment upon retirement.  Under such agreements, the participant directs Universal Leaf to deposit the payments on behalf of the participant directly into an irrevocable trust established by the participant for this purpose.  Funding is calculated to equal 85% of the Benefit Restoration Plan benefit to guard against overfunding. The agreements allow participants to withdraw current contributions deposited by us from their individual trusts; provided any such withdrawal occurs within ten business days after Universal Leaf makes the deposit. On December 29, 2006, we amended the agreements with the Benefit Restoration Plan participants, which include certain of our named executive officers.  We amended the agreements in order to permit the funding of vested and accrued Benefit Restoration Plan benefits in accordance with Section 409A of the Internal Revenue Code, which allows us to fund benefits under a fixed, non-discretionary formula.  At retirement, the after-tax balance from each of the participants’ agreements is used to offset the after-tax lump sum benefit payable to a participant under the Benefit Restoration Plan.

The retirement benefit under the Benefit Restoration Plan is paid in a lump sum.  Like the Pension Plan, the benefit payable under the Benefit Restoration Plan normally is distributed when the participant reaches age 65.  Participants may receive an early distribution of their retirement benefit when they reach age 55 and elect to retire with at least five years of service, but such early retirement benefit is reduced based on the participant’s age and years of service.

Section 409A of the Internal Revenue Code limits the ability of an employer to fund deferred benefits on a discretionary basis.  The amended agreements we have with our named executive officers allow Universal Leaf to make an annual payment to the participant’s trust based on the additional benefit accrued for the participant under the Benefit Restoration Plan for the previous calendar year. Universal Leaf may, at its discretion, elect to make such payments or it may notify the participant prior to the beginning of a calendar year that no such payment will be made for the upcoming year. If Universal Leaf elects to make an annual payment, the amended agreement establishes a fixed-funding formula to determine the specific non-discretionary amount of the annual contributions. During fiscal year 2010, the Compensation and Governance Committee decided to terminate all future payments by Universal Leaf in connection with the Benefit Restoration Plan and notified participants that it would not make a payment for benefits earned after January 1, 2010.

The Compensation and Governance Committee approved a number of amendments to the Benefit Restoration Plan during fiscal year 2009 in order to better align the plan with then-current market conditions and the other retirement plans we maintain, as well as to address various technical issues related to the Internal Revenue Code.  The amendments to the Benefit Restoration Plan included amendments to:

•
replace the ten-year Treasury Bill rate with a higher Internal Revenue Service applicable interest rate for use as the discount rate for calculating the lump sum distribution and to eliminate an administrative annuity interest factor from the benefit formula;

•
modify the early retirement factors under the Benefit Restoration Plan so they match those used in the Pension Plan, including a factor that eliminated the ability for participants to elect to retire and receive an early distribution of their retirement benefit without reduction before they reach age 65, regardless of their years of service; and

•	create a definition of a “Benefit Accrual Year” pursuant to Section 409A of the Internal Revenue Code and to adopt new Internal Revenue Service mortality tables.

The amendments became effective April 1, 2009.  The cumulative effects of the amendments were to more closely align the Benefit Restoration Plan with the Pension Plan and to reduce the valuation of the lump sum benefit payable to participants due to the use of a higher discount rate, the elimination of the administrative annuity interest factor, and the updated mortality tables.

C.  Deferred Income Plans

We offer all salaried employees, including our named executive officers, the opportunity to participate in the Employees’ 401(k) Savings Plan of Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies, which we refer to as the 401(k) Plan.  Participants can contribute percentages on a monthly basis up to 100% of total compensation excluding annual cash incentive awards, subject to statutory limitations.  We match the monthly contributions up to 5% on a monthly basis, subject to a calendar year contribution limit of $12,250.  The company match becomes vested after the participant completes three years of service.  All of our named executive officers participated in the 401(k) Plan in fiscal year 2011.

In addition, we have two nonqualified deferred compensation plans available to certain of our executives: the Universal Leaf Tobacco Company, Incorporated Deferred Income Plan of 1994, which we refer to as DIP II, and the Universal Leaf Tobacco Company, Incorporated Deferred Income Plan III, which we refer to as DIP III.  In order to remain in compliance with Section 409A of the Internal Revenue Code, we froze the terms of DIP II as it pertained to any compensation earned prior to January 1, 2005 and amended and restated the plan in December 2008 as DIP III.  Both plans are designed to permit participants to accumulate additional income for retirement and other personal financial goals through the deferral of their annual cash incentive award and portions of their salary, as more fully described in the narrative to the table entitled “Nonqualified Deferred Compensation” on page __ of this Proxy Statement.  Deferred compensation arrangements are common executive programs, and we believe that these arrangements help us in the recruitment and retention of executive talent for which we are competing.  The Company does not provide any contributions to either DIP II or DIP III.

DIP II and DIP III are non-qualified savings plans, with eligibility based on a participant’s position in the Company and certain of its subsidiaries.  Under DIP II and DIP III, each participant elects to make contributions through the deferral of up to 50% of their salary and up to 100% of their annual incentive award.  DIP II and DIP III are unfunded and unsecured by us and provide the participants a variety of investment options from which to choose.  These options are selected by the Pension Investment Committee of the Board of Directors.  No named executive officers deferred income in DIP II in fiscal year 2011, and Messrs. Freeman and Paul were the only named executive officers who deferred income in DIP III in fiscal year 2011.

D.  Change of Control Agreements

We do not offer severance agreements to our named executive officers, nor have we offered them agreements for employment or retention with our company.  However, to ensure that we will have the continued dedicated service of certain executives (including some of our named executive officers) notwithstanding the possibility, threat, or occurrence of a change of control, we have change of control agreements, which we call Change of Control Agreements.  The Compensation and Governance Committee believes that the Change of Control Agreements serve the best interests of Universal Corporation and our shareholders by ensuring that if a hostile or friendly change of control is ever under consideration, our executives are able to perform their duties and responsibilities and advise the Board of Directors about the potential transaction in the best interests of shareholders, without being unduly influenced by the distracting uncertainty and risk associated with a change of control, such as fear of the economic consequences of losing their jobs as a result of a change of control.  The terms and conditions in the Change of Control Agreements are identical for each executive officer who has such an agreement.

A “change of control” is defined in the Change of Control Agreements and is generally deemed to have occurred if:

•	any individual, entity, or group acquires 20% or more of either the outstanding shares of Common Stock or the combined voting power of our outstanding voting securities;

•	a majority of our directors are replaced;

•
we reorganize, merge, consolidate, or sell all or substantially all of our assets except for certain situations in which control of outstanding shares of Common Stock or outstanding voting securities is maintained; or

•	our shareholders approve a complete liquidation or dissolution of Universal Corporation.

The Change of Control Agreements:

•	do not contain any obligation to gross-up severance payments for potential excise taxes incurred by the executive officer;

•
contain a “double trigger” instead of a “single trigger,” meaning that payments are not made until there is a change of control and the executive officer is effectively terminated within three years of the change of control;

•	contain non-competition and non-solicitation clauses; and

•	contain certain administrative elements intended to address the requirements of Section 409A of the Internal Revenue Code applicable to deferred compensation.

Our Compensation and Governance Committee believes that the current Change in Control Agreements with certain of our named executive officers are in the best interests of Universal Corporation and our shareholders, and they adequately protect the legitimate interests of our named executive officers in employment security without unduly burdening us or reducing shareholder value.  We currently maintain Change of Control Agreements with Messrs. Freeman, Brewer and D. Moore.  We only have one other Change of Control Agreement, which is with the Company’s General Counsel.  The Change of Control Agreements are described in more detail below in the section entitled “Potential Payments upon Termination or Change of Control” beginning on page __ of this Proxy Statement.

REPORT OF THE EXECUTIVE COMPENSATION,
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

We have reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with management. Based on that review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis section be included in this Proxy Statement.

THE EXECUTIVE COMPENSATION, NOMINATING AND
CORPORATE GOVERNANCE COMMITTEE

Jeremiah J. Sheehan, Chairman
Charles H. Foster, Jr.
Thomas H. Johnson
Hubert R. Stallard

Richmond, Virginia
June 7, 2011

COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation and Governance Committee during fiscal year 2011 or as of the date of this Proxy Statement is or has been a Universal officer or employee, and none of our executive officers served on the Compensation and Governance Committee or board of any company that employed any member of our Compensation and Governance Committee or Board of Directors.

EXECUTIVE COMPENSATION

The individuals named below include the Chairman, President and Chief Executive Officer, the Chief Financial Officer and the other named executive officers as of March 31, 2011.  Information relating to total compensation is provided, where applicable, for the fiscal years ended March 31, 2009, 2010, and 2011.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary(1)	Stock Awards(2)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4),(5)	All Other Compensation(6)	Total
		($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)

George C. Freeman, III	2011	775,000	699,770	317,299	1,122,700	900,896	122,354	3,938,019
Chairman, President and	2010	675,000	974,550	471,000	1,313,200	461,735	80,675	3,976,160
Chief Executive Officer	2009	547,000	588,544	281,931	714,600	334,367	78,752	2,545,194

W. Keith Brewer	2011	545,000	493,522	223,781	789,500	1,242,612	97,634	3,392,049
Executive Vice President and	2010	485,000	701,676	339,120	943,600	327,055	64,125	2,860,576
Chief Operating Officer	2009	410,000	432,896	207,369	528,200	553,359	62,024	2,193,848

David C. Moore	2011	405,000	276,225	125,250	488,900	1,308,729	75,626	2,679,730
Senior Vice President and	2010	370,000	399,566	193,110	599,800	616,481	50,818	2,229,775
Chief Financial Officer	2009	326,250	257,792	123,489	347,000	650,521	49,502	1,754,554

William J. Coronado	2011	288,200	147,320	66,799	298,100	799,167	54,624	1,654,210
Vice President	2010	283,900	233,892	113,040	394,500	303,686	43,035	1,372,053

Ray M. Paul, Jr.	2011	317,500	165,735	75,150	328,500	812,460	49,650	1,748,995
Executive Vice President, Universal Leaf Tobacco Company, Inc.	2010	312,800	256,632	124,030	434,600	350,391	39,611	1,518,064

(1)
Salary amounts include cash compensation earned by each named executive officer during fiscal years 2009, 2010, and 2011, where applicable, as well as any amounts earned in such fiscal years but contributed into the 401(k) Plan and/or deferred at the election of the named executive officer into our deferred compensation program.  Messrs. Coronado and Paul became named executive officers in fiscal 2010 and therefore summary compensation information is presented only for fiscal year 2011 and 2010 in accordance with Question and Answer 119.01 of the SEC’s Compliance and Disclosure Interpretations of Regulation S-K.  For a discussion of the deferred compensation program and amounts deferred by the named executive officers in fiscal year 2011, including earnings on amounts deferred, see “Nonqualified Deferred Compensation” beginning on page __ of this Proxy Statement.

(2)
The amount represents the aggregate grant date fair value of stock or options awarded in the applicable fiscal year in accordance with FASB ASC Topic 718.  This amount does not reflect our accounting expense for these award(s) during the year and does not correspond to the actual cash value that will be recognized by the named executive officer when received.  Performance Share awards do not have dividend rights and therefore reflect a lower grant date fair value than the closing price of the Company’s common stock on the date of grant.  For fiscal years 2009, 2010, and 2011 Performance Share awards, the grant date fair market value per share was $45.96, $29.67 and $33.95, respectively.  Amounts for fiscal years 2009, 2010 and 2011 include Performance Share awards calculated at target levels. If these Performance Share awards paid at maximum (150% of target) the aggregate grant fair value for each of the named executive officers would have been at the time of the grant: for fiscal 2009, Mr. Freeman: $417,087; Mr. Brewer: $306,783; and Mr. Moore: $182,691; for fiscal 2010, Mr. Freeman: $667,575; Mr. Brewer: $480,654; Mr. Moore: $273,705; Mr. Coronado: $160,218; and Mr. Paul: $175,795 and for fiscal 2011, Mr. Freeman: $483,787; Mr. Brewer: $341,197; Mr. Moore: $190,969; Mr. Coronado: $101,850; and Mr. Paul: $114,581.  Assumptions used in the calculation of these award amounts are included in Notes 1 and 14 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2009 and Notes 1 and 14 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2010, in Notes 1 and 13 to the consolidated financial statement included in our Annual Report on Form 10-K for the year ended March 31, 2011, and incorporated by reference into this Proxy Statement. Beginning in fiscal year 2007, fair value expense for stock-based compensation was recognized ratably over the period from grant date to the earlier of (a) the vesting date of the award, or (b) the date the grantee is eligible to retire without forfeiting the award.  For employees who are already eligible to retire at the date an award is granted, the total fair value of the award is recognized as expense at the date of grant.  Information on individual equity awards granted to the named executive officers in fiscal year 2011 is set forth in the section entitled “Grants of Plan-Based Awards” on page __ of this Proxy Statement.

(3)
The amounts represent cash awards to the named executive officers under our performance-based annual cash incentive plan for fiscal years 2009, 2010 and 2011, where applicable, which is discussed in the section entitled “Annual Cash Incentives” beginning on page __ of this Proxy Statement.  While such amounts were earned for fiscal year 2009, 2010 and 2011  performance, they were not paid to the named executive officers until June 12, 2009, June 11, 2010, and June 10, 2011, respectively.

(4)
The amounts represent the actuarial increases in the present values of the named executive officers’ benefits under our pension plans during fiscal years 2009, 2010 and 2011, as applicable, determined using interest rate and mortality rate assumptions consistent with those used in our financial statements.  For all named executive officers, the amounts only reflect changes in pension value because they had no above market interest earnings for fiscal years 2009, 2010 and 2011.  For additional information on our pension plans, see the section entitled “Retirement and Post-Termination Compensation” on page __ of this Proxy Statement and the tables entitled “Pension Benefits” on page __ of this Proxy Statement and “Nonqualified Deferred Compensation” on page __ of this Proxy Statement. For a full description of the pension plan assumptions used by us for financial reporting purposes for fiscal years 2009, 2010 and 2011, see Note 11 to our consolidated financial statements, which is included in our Annual Report on Form 10-K for the year ended March 31, 2011, and incorporated by reference into this Proxy Statement.

(5)
We provide funding payments, less applicable tax withholding, that are used for individual trusts for covered officers with vested accrued benefits under the Benefit Restoration Plan.  These amounts are not included in the “Summary Compensation Table” because they do not represent compensation or earnings to the named executive officers.  Instead, these amounts offset benefits otherwise payable by us at the named executive officers’ retirement so they are not intended to increase total promised benefits to a named executive officer.  Pursuant to the Benefit Restoration Plan, participants are able to withdraw from their individual trusts current contributions deposited by us provided such withdrawal occurs within ten business days after we make the deposit.  During fiscal year 2009, the following amounts were deposited in individual trusts for our named executive officers with respect to the present value of projected benefits expected to be earned through December 31, 2008, under our retirement plans as follows: Mr. Freeman, $168,118; Mr. Brewer, $280,137; Mr. D. Moore, $315,001; Mr. Coronado, $219,349; and Mr. Paul, $77,613.  During fiscal year 2010, the following amounts were deposited in individual trusts for our named executive officers with respect to the present value of projected benefits expected to be earned through December 31, 2009, under our retirement plans as follows: Mr. Freeman, $247,079; Mr. Brewer, $228,574; Mr. D. Moore, $387,399; Mr. Coronado, $246,802; and Mr. Paul, $170,981.  For fiscal years after 2010, there will be no amounts deposited in individual trusts for our named executive officers.  Additional information regarding the Benefit Restoration Plan is set forth in the section entitled “Benefit Restoration Plan” on page __ of this Proxy Statement.

(6)
The table below reflects the types and dollar amounts of perquisites, additional compensation, and other personal benefits provided to the named executive officers during fiscal year 2011.  For purposes of computing the dollar amounts of the items listed below, we used the actual out-of-pocket costs to us of providing the perquisite or other personal benefit to the named executive officer.  The named executive officers paid any taxes associated with these benefits without reimbursement from us.  Each perquisite and personal benefit included in the table below is described in more detail in the narratives immediately following the table:

Column (i) Components	G.C. Freeman, III	W.K. Brewer	D.C. Moore	W.J. Coronado	R.M. Paul, Jr.
	($)	($)	($)	($)	($)

Professional Fees (a)	—	1,485	1,585	—	—
Executive Insurance (b)	104,854	83,149	60,319	40,870	32,341
401(k) Match (c)	13,500	13,000	12,687	12,304	12,309
Matching Gifts (d)	4,000	—	1,035	1,450	5,000
TOTALS	122,354	97,634	75,626	54,624	49,650

(a)
Financial Planning and Tax Preparation Services.  Certain of our executives are eligible to be reimbursed for financial planning and tax preparation services they incur during the year, subject to an annual cap of $15,000.  In addition, for certain executive management who are U.S. nationals working overseas, we reimburse them for similar tax preparation expenses they incur in connection with the filing of their foreign and United States tax returns.  All reimbursed amounts paid to our named executive officers during fiscal year 2011 pursuant to our financial planning and tax preparation policy are individually disclosed in the perquisites table above.

(b)
Executive Insurance Program. We provide certain executives with executive life insurance policies in lieu of participation in our standard group life insurance program.  The purpose of the executive life insurance program, which we call the Executive Insurance Program, is to provide our executive officers with the opportunity to participate in a policy that the executive officer owns directly and retains after retirement or termination of employment, and will provide substantially more post-retirement coverage than the group term plan provides participants.  The amounts listed for the Executive Insurance Program represent the cost we paid in fiscal year 2011 for such coverage.  We pay all premiums on two times covered compensation, which is the same as our group term plan, and the executive officers are required to contribute amounts equal to the income tax on group life insurance coverage in excess of $50,000 at various ages for which they would have paid assuming they had remained in our group term life insurance plan.  The executives are eligible to purchase an additional amount equal to one times covered compensation, at their own expense.

During fiscal year 2011, the Compensation and Governance Committee approved the discontinuation of future company contributions to executive insurance policies for all active participants in the plan; inclusive of our named executive officers.  In lieu of this coverage, the effected participants became eligible for coverage under our standard group life program.  As a result of this change, our named executive officers will participate in the same benefit plan as all other salaried employees in fiscal 2012.

(c)
401(k) Company Match.  Each named executive officer is eligible to participate in the 401(k) Plan, which offers them an opportunity to defer income and receive matching contributions from us subject to certain limits.  Company contributions made to the named executive officers during fiscal year 2011 are set forth in the table above.  Information about the 401(k) Plan is set forth in the section entitled “Deferred Income Plans” beginning on page __ of this Proxy Statement.

(d)
Matching Gifts.  Each named executive officer is eligible to participate in our matching gifts program in which our charitable foundation matches employees’ contributions to charities.  The maximum amount that can be matched in any fiscal year is $5,000 per employee.  Each of the named executive officers participated in the matching gifts program in amounts equal to or below the maximum amount.  The amounts matched are included in Column (i) in the “Summary Compensation Table.”

Compensation Risk Assessment

As part of its oversight of our executive compensation program, the Compensation and Governance Committee considers the impact of our executive compensation program, and the incentives created by the compensation awards that it administers, on our risk profile.  In addition, we review all of our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to us.  At the Compensation and Governance Committee’s direction, our Senior Vice President and Chief Financial Officer and his staff, our Vice President, General Counsel, Secretary and Chief Compliance Officer, and a member of our internal audit team, with the advice of our outside legal counsel, conducted a risk assessment of our compensation programs. The Compensation and Governance Committee reviewed the findings of the assessment and concluded that our compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and that the balance of compensation elements discourages excessive risk taking. The Compensation and Governance Committee therefore determined that the risks arising from our compensation policies and practices for employees are not reasonably likely to have a material adverse effect on the Company.  In its discussions, the Compensation and Governance Committee considered the attributes of our programs, including:

•	the balance between annual and longer-term performance opportunities;

•	the balance between performance-based and non-performance based pay;

•	alignment of our programs with business strategies focused on long-term growth and sustained shareholder value;

•
placement of an appropriate portion of our executive pay “at risk” and dependent upon the achievement of specific corporate and individual performance goals that are objectively determined with verifiable results.  These corporate goals have pre-established thoughtful threshold, target and maximum award limits;

•	the use of multiple performance metrics and the use of economic profit as a risk adjusted metric;

•	the use of 3-year performance shares to lengthen the overall measurement period;

•	the Compensation and Governance Committee’s ability to consider non-financial and other qualitative performance factors in determining actual compensation payouts;

•	stock ownership guidelines that are reasonable and align executives’ short and long-term interests with those of our shareholders; and

•
the recoupment policy adopted in 2008 to authorize the potential recovery or adjustment of cash incentive awards and performance-based equity awards paid to named executive officers and other recipients in the event there was a restatement of incorrect financial results and upon the occurrence of certain specified events.

GRANTS OF PLAN-BASED AWARDS

The following table presents information regarding grants of plan-based awards to the named executive officers during the fiscal year ended March 31, 2011.

							All
							Other	All Other			Grant
							Stock	Option		Market	Date Fair
							Awards:	Awards:	Exercise	Price of	Value of
	Estimated Future Payouts			Estimated Future Payouts			Number	Number of	or Base	Option	Stock
	Under Non-Equity			Under Equity			of Shares	Securities	Price of	Awards	and
Name and	Incentive Plan Awards(1)			Incentive Plan Awards(2)			of Stock	Underlying	Option	on Grant	Option
Grant Date	Threshold	Target	Max.	Threshold	Target	Max.	or Units(3)	Options(4)	Awards	Date	Awards(5)
	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($/Sh)	($)
(a & b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)

George C. Freeman, III
	0	775,000	1,550,000
6/8/2010				0	9,500	14,250				39.71	322,525
6/8/2010							9,500		39.71	39.71	377,245
6/8/2010								38,000	39.71	39.71	317,299

W. Keith Brewer
	0	545,000	1,090,000
6/8/2010				0	6,700	10,050				39.71	227,465
6/8/2010							6,700		39.71	39.71	266,057
6/8/2010								26,800	39.71	39.71	223,781

David C. Moore
	0	337,500	675,000
6/8/2010				0	3,750	5,625				39.71	127,313
6/8/2010							3,750		39.71	39.71	148,912
6/8/2010								15,000	39.71	39.71	125,250

William J. Coronado
	0	205,800	411,600
6/8/2010				0	2,000	3,000				39.71	67,900
6/8/2010							2,000		39.71	39.71	79,420
6/8/2010								8,000	39.71	39.71	66,799

Ray M. Paul, Jr.
	0	226,800	453,600
6/8/2010				0	2,250	3,375				39.71	76,388
6/8/2010							2,250		39.71	39.71	89,347
6/8/2010								9,000	39.71	39.71	75,150

(1)
Amounts represent potential annual cash incentive awards for fiscal year 2011.  The actual amount of the annual cash incentive award earned by each named executive officer for fiscal year 2011 is reported in Column (g), “Non-Equity Incentive Plan Compensation,” in the “Summary Compensation Table” on page __ of this Proxy Statement.  For additional information with respect to the annual cash incentive awards under the Incentive Plan, see the section entitled “Annual Cash Incentives” beginning on page __ of this Proxy Statement.

(2)
Amounts represent potential vesting of Performance Shares granted during fiscal year 2011.  Performance Shares vest in the event the three year performance measures corresponding to the Performance Shares are met or exceeded.  For additional information with respect to Performance Shares granted pursuant to our 2007 Stock Incentive Plan, see the section entitled “Long-Term Equity Participation” beginning on page __ of this Proxy Statement and in Column (g) in the table entitled “Outstanding Equity Awards at Fiscal Year End” on page __ of this Proxy Statement.

(3)
Amounts represent the award of restricted stock units.  Each restricted stock unit will convert one-for-one into shares of Common Stock upon vesting.  Additional information with respect to restricted stock unit awards is set forth in the section entitled “Long-Term Equity Participation” beginning on page __ of this Proxy Statement, and in Column (i) in the table entitled “Outstanding Equity Awards at Fiscal Year End” on page __ of this Proxy Statement.

(4)
Each SAR represents the right to receive from us upon exercise an amount, payable in shares of Common Stock, equal to the excess, if any, of the fair market value of one share of Common Stock on the date of exercise over the base value per share.  SARs granted during fiscal year 2011 were assigned an initial base value on the date of grant equal to the price of a share of our Common Stock on the date of grant.  This process is dictated by the 2007 Stock Incentive Plan.  For additional information with respect to the SAR awards, see the section entitled “Long-Term Equity Participation” beginning on page __ of this Proxy Statement.

(5)
Represents the grant date fair value of the award determined in accordance with FASB ASC Topic 718.  The full grant date fair value of the Performance Shares is calculated at the target performance level and will vest, if at all, at the end of a three-year measurement period, if certain performance targets are met.  Amounts for Performance Share awards are determined assuming a price per share of $33.95, which represents a discount to the closing price of Common Stock as of the date of grant due to the lack of dividend rights and represents the grant date fair value of the award determined in accordance with FASB ASC Topic 718.  Each Performance Share will convert 1-for-1 into a share of Common Stock upon vesting if the performance target is met.  Grant date fair value for the restricted stock unit awards is based on the grant date fair value of the underlying shares of Common Stock.  Grant date fair value of SARs is $8.35 per SAR based on a Black-Scholes option pricing model for use in valuing executive stock options.  The actual value, if any, that a named executive officer may realize upon exercise of SARs will depend on the excess of the stock price over the base value on the date of exercise, so there is no assurance that the value realized by a named executive officer will be at or near the value estimated by the Black-Scholes model. The assumptions used in determining the grant date fair values of these awards are set forth in Note 13 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2011, and incorporated by reference into this Proxy Statement.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table presents information concerning the number and value of outstanding restricted stock units, stock options, Performance Shares, and SARs held by the named executive officers as of March 31, 2011.

	Option Awards				Stock Awards
Name and Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested(2),(3)
	(#)	(#)	($)		(#)	($)	(#)	($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)

George C. Freeman, III
June 17, 2004	4,144		47.28	5-Dec-12
December 17, 2004	5,671		48.21	5-Dec-12
June 13, 2006	5,000		36.03	12-Jun-16
May 24, 2007	31,800		62.66	23-May-17
May 28, 2008	16,133	8,067	51.32	27-May-18
May 27, 2009	20,000	40,000	35.30	26-May-19
June 8, 2010		38,000	39.71	7-Jun-20
June 13, 2006							4,854	211,343
May 24, 2007							9,298	404,835
May 28, 2008							6,845	298,031
May 27, 2009							16,189	704,869
June 8, 2010							9,834	428,172
May 28, 2008					6,050	263,417
May 27, 2009					15,000	653,100
June 8, 2010					9,500	413,630

W. Keith Brewer
May 24, 2007	24,400		62.66	23-May-17
May 28, 2008	11,867	5,933	51.32	27-May-18
May 27, 2009	14,400	28,800	35.30	26-May-19
June 8, 2010		26,800	39.71	7-Jun-20
June 13, 2006							3,641	158,529
May 24, 2007							7,134	310,614
May 28, 2008							5,032	219,093
May 27, 2009							11,658	507,589
June 8, 2010							6,937	302,037
May 28, 2008					4,450	193,753
May 27, 2009					10,800	470,232
June 8, 2010					6,700	291,718

	Option Awards				Stock Awards
Name and Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested(2),(3)
	(#)	(#)	($)		(#)	($)	(#)	($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)

David C. Moore
May 24, 2005	6,000		46.34	23-May-15
June 13, 2006	4,000		36.03	12-Jun-16
May 24, 2007	15,000		62.66	23-May-17
May 28, 2008	7,067	3,533	51.32	27-May-18
May 27, 2009	8,200	16,400	35.30	26-May-19
June 8, 2010		15,000	39.71	7-Jun-20
June 13, 2006							3,641	158,529
May 24, 2007							4,385	190,923
May 28, 2008							2,999	130,576
May 27, 2009							6,638	289,019
June 8, 2010							3,882	169,022
May 28, 2008					2,650	115,381
May 27, 2009					6,150	267,771
June 8, 2010					3,750	163,275

William J. Coronado
May 24, 2007	10,000		62.66	23-May-17
May 28, 2008	4,400	2,200	51.32	27-May-18
May 27, 2009	4,800	9,600	35.30	26-May-19
June 8, 2010		8,000	39.71	7-Jun-20
June 13, 2006							3,033	132,057
May 24, 2007							2,923	127,267
May 28, 2008							1,868	81,333
May 27, 2009							3,886	169,196
June 8, 2010							2,071	90,171
May 28, 2008					1,650	71,841
May 27, 2009					3,600	156,744
June 8, 2010					2,000	87,080

	Option Awards				Stock Awards
Name and Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested(2),(3)
	(#)	(#)	($)		(#)	($)	(#)	($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)

Ray M. Paul, Jr.
May 24, 2007	11,200		62.66	23-May-17
May 28, 2008	4,800	2,400	51.32	27-May-18
May 27, 2009	5,267	10,533	35.30	26-May-19
June 8, 2010		9,000	39.71	7-Jun-20
June 13, 2006							3,641	158,529
May 24, 2007							3,275	142,594
May 28, 2008							2,036	88,647
May 27, 2009							4,263	185,611
June 8, 2010							2,330	101,448
May 28, 2008					1,800	78,372
May 27, 2009					3,950	171,983
June 8, 2010					2,250	97,965

(1)
Amounts in Column (c) represent unvested SARs.  SARs vest within three years of the date of grant, with one-third of the SARs vesting on each anniversary date of the date of grant. Amounts in Column (g) represent Performance Shares.  Performance Shares vest at the end of their corresponding three-year performance period if certain performance targets are met or exceeded.  Amounts in Column (g) assume 100% vesting of the award, which represents the target amount payable.  Each Performance Share converts 1-for-1 into a share of Common Stock upon vesting if the performance target is met.  See “Compensation Discussion and Analysis” beginning on page __ of this Proxy Statement.  Amounts in Column (i) represent unvested restricted stock units and accumulated dividend equivalent rights.  Restricted stock units have five-year cliff vesting, meaning all restricted stock units vest on the fifth anniversary of the date they are granted.  At the time of vesting, restricted stock units are automatically converted into an equal number of shares of Common Stock without restriction, except in the case of certain executives who are named executive officers at the time of vesting, in which case shares remain restricted until the executives are no longer named executive officers or they retire.  Restricted stock unit awards accumulate dividend equivalent rights, which track actual dividend amounts and are added to the total number of restricted stock units to be converted into shares of Common Stock at the time of vesting.

(2)	Based on the closing price of $43.54 for our Common Stock, as quoted on the NYSE on March 31, 2011, the last trading day of fiscal year 2011.

(3)
We have historically assigned an initial value to stock options granted by our Compensation and Governance Committee equal to the closing price of a share of Common Stock as quoted on the NYSE on the first trading day following the date of grant.  As of May 27, 2007, the Compensation and Governance Committee changed this process for future awards by assigning an initial value to an award equal to the closing price of a share of Common Stock as quoted on the NYSE on the date of grant.

OPTION EXERCISES AND STOCK VESTED

The following table presents information concerning the vesting of stock awards and the exercise of stock options and SARs for the named executive officers during the year ended March 31, 2011.  There were no other exercises of options, SARs, or similar instruments for the named executive officers during the year ended March 31, 2011.

	Stock Awards		Option Awards
Name	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting	Number of Shares Acquired on Exercise(1)	Value Realized on Exercise(2)
	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)

George C. Freeman, III	—	—	—	—
W. Keith Brewer	2,443	116,525	—	—
David C. Moore	1,832	87,394	—	—
William J. Coronado	2,443	116,525	—	—
Ray M. Paul, Jr.	3,665	174,786	—	—

(1)
Amounts represent the number of shares of Common Stock underlying restricted stock units vested and stock options and SARs exercised during fiscal year 2011.  The amounts in Column (b) represent the vesting of restricted stock awards that were granted in fiscal 2006.  No amounts are shown for Mr. Freeman as payment was deferred until retirement in order to preserve the Section 162(m) deduction.  The amounts in Column (d) include shares of Common Stock withheld by us in connection with the cashless exercise of stock options by the named executive officers.  The actual number of shares received by the named executive officers through the exercise of stock options, therefore, would be less than the number of shares underlying stock options exercised.  SARs do not require the withholding of Common Stock upon exercise, so amounts in this column reflecting shares of Common Stock acquired on the exercise of SARs would only include the Common Stock received by the executive upon exercise.  No executive officers exercised stock options or SARs during fiscal year 2011.

(2)
Amounts associated with stock options were calculated by determining the difference between the market price of the underlying Common Stock at the time of exercise and the exercise or base price of the stock options.  Amounts associated with SARs would be calculated by multiplying the market price of the Common Stock received by the number of shares acquired on exercise.

PENSION BENEFITS

The following table shows the actuarial present value of accumulated benefits as of March 31, 2011, under each of our defined benefit plans, which are our only defined benefit plans that provide for payments or other benefits to the named executive officers at, following, or in connection with retirement.

Name	Plan Name	Number of Years Credited Service(1)	Present Value of Accumulated Benefit(2),(3)	Payments During Last Fiscal Year
		(#)	($)	($)
(a)	(b)	(c)	(d)	(e)

George C. Freeman, III	Pension Plan	13.75	224,844	—
	Benefit Restoration Plan	13.75	1,810,431	—
W. Keith Brewer	Pension Plan	22.25	481,193	—
	Benefit Restoration Plan	22.25	2,599,676	—
David C. Moore	Pension Plan	33.25	826,511	—
	Benefit Restoration Plan	33.25	2,761,694	—
William J. Coronado	Pension Plan	29.42	705,317	—
	Benefit Restoration Plan	29.42	1,849,831	—
Ray M. Paul, Jr.	Pension Plan	32.25	732,546	—
	Benefit Restoration Plan	32.25	1,781,217	—

(1)
We have not granted, and we do not have a policy with respect to granting, extra years of service to named executive officers under the Pension Plan or the Benefit Restoration Plan.  Additional information with respect to the Pension Plan and the Benefit Restoration Plan is set forth in the section entitled “Retirement and Post-Termination Compensation” beginning on page __ of this Proxy Statement.

(2)
Present value was determined assuming retirement at age 65 for the Pension Plan and Benefit Restoration Plan.  The present value calculation used an interest rate consistent with assumptions used for our financial reporting under FASB Statement No. 87, and post-retirement mortality assumption table RP2000 projected to 2011 with white collar adjustment.  Other assumptions made in the valuation are discussed in our Annual Report on Form 10-K for the year ended March 31, 2011, in the section entitled “Pension and Other Post-Retirement Plans,” the section entitled “Critical Accounting Assumptions and Estimates,” and in Note 11 to the consolidated financial statements, and are incorporated by reference into this Proxy Statement.

(3)
The Compensation and Governance Committee adopted amendments to the Benefit Restoration Plan that became effective April 1, 2009.  One of the effects of the amendments was to reduce the valuation of the lump sum benefit payable to participants due to the use of a higher discount rate, the elimination of the administrative annuity interest factor, and the use of updated mortality tables.  The amendments are discussed in more detail in the section entitled “Benefit Restoration Plan” beginning on page __ of this Proxy Statement.

Retirement Benefits

Our named executive officers are covered by the Pension Plan, the Benefit Restoration Plan, deferred income plans, and the 401(k) Plan.  We also have Change of Control Agreements with some of our named executive officers addressing a change of control in our company.  Additional details, and all amounts earned by our named executive officers or contributed by the company to our named executive officers through those plans, are disclosed in this Proxy Statement.

Defined Benefit Retirement Plan.  Our salaried employees, including our named executive officers, participate in the Pension Plan, which is a defined benefit retirement plan.  The Pension Plan is a company-funded, qualified plan under the Internal Revenue Code, with the purpose of providing a fixed benefit for the life of the participant (and/or the spouse if the joint and survivor option is elected) beginning at the time of the participant’s retirement or termination.  The Pension Plan also has survivor benefits for the participant’s spouse.  The Pension Plan benefit under normal retirement circumstances is a percentage of the participant’s average compensation, multiplied by the participant’s credited years of service under the Pension Plan.  Average compensation is calculated by taking the highest average of annual salary and annual cash incentive awards for any three consecutive calendar-year periods during the participant’s participation in the Pension Plan.  The normal retirement benefit under the Pension Plan is calculated as follows:

Base Benefit:	Designated Percentage of Average Compensation	Multiplied by	All years of service
PLUS
Excess Benefit:	Designated Percentage of Average Compensation less Covered Compensation	Multiplied by	Participant’s first 35 years of service

Covered compensation, for purposes of the excess benefit, is defined as the average of the Social Security Taxable Wage Base for the 35 calendar-year period ending in the year preceding the executive’s normal retirement age under the Social Security Act.

Benefits are paid as a straight life annuity for the participant’s lifetime for a single participant, or a 50% joint and survivor annuity, if elected, for married participants for their joint lifetime. Benefits are normally payable when the participant reaches age 65; however, participants may begin receiving early retirement benefits when they reach age 55 and elect to retire with at least 5 years of service.  The early retirement benefit is reduced based on the participant’s age and years of service.

Benefit Restoration Plan.  To the extent benefits payable to our employees at retirement pursuant to the Pension Plan exceed amounts that may be payable under applicable provisions of the Internal Revenue Code, such benefits will be paid under the Benefit Restoration Plan.  The Benefit Restoration Plan is a non-qualified defined benefit pension plan that provides eligible individuals the difference between the benefits they would actually accrue under the Pension Plan but for the maximum benefit limitations and the limitation on compensation pursuant to the Internal Revenue Code that may be recognized under the Pension Plan and deferrals of their compensation under DIP II or DIP III.  Benefits under the Benefit Restoration Plan are paid in one lump sum payment at retirement except where Section 409A restrictions apply, and benefits under DIP II and DIP III are paid out at or after retirement in accordance with the election option chosen by a participant prior to deferral.  The purpose of the Benefit Restoration Plan is not to provide employees with additional benefits, but to ensure that our employees who earn more than the amounts set forth in the Internal Revenue Code for maximum benefit limitations receive a retirement benefit that is proportionately equivalent to the benefit provided to our other salaried employees participating in the Pension Plan.  We maintain the Pension Plan and Benefit Restoration Plan to ensure an overall competitive compensation and benefits offering and to attract and retain top talent.  Our Compensation and Governance Committee believes it is essential that our overall compensation and benefits, including retirement benefits, be competitive in the market.

Certain participants in the Benefit Restoration Plan, including certain of our named executive officers, entered into agreements with Universal Leaf providing for taxable cash compensation payments to be made by Universal Leaf to the participant to partially fund their Benefit Restoration Plan payment upon retirement.  Under such agreements, the participant directs Universal Leaf to deposit the payments on behalf of the participant directly into an irrevocable trust established by the participant for this purpose.  Funding is calculated to equal 85% of the Benefit Restoration Plan benefit to guard against overfunding. The agreements allow participants to withdraw current contributions deposited by us from their individual trusts; provided any such withdrawal occurs within ten business days after Universal Leaf makes the deposit. On December 29, 2006, we amended the agreements with certain of our executive officers, which included those of our named executive officers.  We amended the agreements in order to permit the funding of vested and accrued Benefit Restoration Plan benefits in accordance with Section 409A of the Internal Revenue Code, which allows us to fund benefits under a fixed, non-discretionary formula.  At retirement, the after-tax balance from each of the participants’ agreements is used to offset the after-tax lump sum benefit payable to a participant under the Benefit Restoration Plan.

The retirement benefit under the Benefit Restoration Plan is paid in a lump sum.  Like the Pension Plan, the benefit payable under the Benefit Restoration Plan normally is distributed when the participant reaches age 65.  Participants may receive an early distribution of their retirement benefit when they reach age 55 and elect to retire with at least five years of service, but such early retirement benefit is reduced based on the participant’s age and years of service.

Section 409A of the Internal Revenue Code limits the ability of an employer to fund deferred benefits on a discretionary basis.  The amended agreements we have with our named executive officers allow Universal Leaf to make an annual payment to the participant’s trust based on the additional benefit accrued for the participant under the Benefit Restoration Plan for the previous calendar year.  Universal Leaf may, at its discretion, elect to make the payments or it may notify the participant prior to the beginning of the calendar year that no such payment will be made that year.  If Universal Leaf elects to make an annual payment, the amended agreement establishes a fixed-funding formula to determine the specific non-discretionary amount of the annual contributions.  During fiscal year 2010, Universal Leaf elected to terminate payments for benefits that accrue after 2009.  The amounts contributed to our named executive officers trusts for calendar years 2008 and 2009 are set forth in Footnote 5 to the “Summary Compensation Table” on page __ of this Proxy Statement.

The Compensation and Governance Committee approved a number of amendments to the Benefit Restoration Plan during fiscal year 2009 in order to better align the plan with then-current market conditions and the other retirement plans we maintain, as well as to address various technical issues related to the Internal Revenue Code.  The amendments to the Benefit Restoration Plan included amendments to:

•
replace the ten-year Treasury Bill rate with a higher Internal Revenue Service applicable interest rate for use as the discount rate for calculating the lump sum distribution, and to eliminate an administrative annuity interest factor from the benefit formula;

•
modify the early retirement factors under the Benefit Restoration Plan so they match those used in the Pension Plan, including a factor that eliminated the ability for participants to elect to retire and receive an early distribution of their retirement benefit without reduction before they reach age 65, regardless of their years of service; and

•	create a definition of a “Benefit Accrual Year” pursuant to Section 409A of the Internal Revenue Code, and to adopt new Internal Revenue Service mortality tables.

The amendments became effective April 1, 2009.  The cumulative effects of the amendments were to more closely align the Benefit Restoration Plan with the Pension Plan, and to reduce the valuation of the lump sum benefit payable to participants due to the use of a higher discount rate, the elimination of the administrative annuity interest factor, and the updated mortality tables.

NONQUALIFIED DEFERRED COMPENSATION

We offer all salaried employees, including our named executive officers, the opportunity to participate in our qualified deferred compensation plan, the 401(k) Plan.  Participants can contribute percentages on a monthly basis up to 100% of total compensation excluding annual cash incentive awards, subject to statutory limitations.  We match the monthly contributions up to 5% on a monthly basis, subject to a calendar year contribution limit of $12,250.  The company match becomes vested after the participant completes three years of service.  All of our named executive officers participated in the 401(k) Plan in fiscal year 2011.

In addition to our qualified deferred compensation plan, we have two nonqualified deferred compensation plans available to certain of our executives:  DIP II and DIP III.  The plans are designed to permit participants to accumulate additional income for retirement and other personal financial goals through the deferral of their annual cash incentive award and portions of their salary.  Deferred compensation arrangements are common executive programs, and we believe that these arrangements help us in the recruitment and retention of executive talent for which we are competing.  The Company does not provide any contributions to either DIP II or DIP III.

DIP II and DIP III are non-qualified savings plans, with eligibility based on a participant’s position in the Company and certain of its subsidiaries.  Under DIP II and DIP III, participants elect to make contributions through the deferral of up to 50% of their salary, and up to 100% of their annual incentive award.  DIP II and DIP III are unfunded and unsecured by us and provides the participants a variety of investment options from which to choose.  These options are selected by the Pension Investment Committee of the Board of Directors.  No named executive officers deferred income in DIP II in fiscal year 2011, and Messrs. Freeman and Paul were the only named executive officers who deferred income in DIP III in fiscal year 2011.

The following table presents information concerning our deferred compensation plans that provide for the deferral of compensation of the named executive officers on a basis that is not tax qualified.

Name	Executive Contributions in FY 2011 (1)	Registrant Contributions in FY 2011 (2)	Aggregate Earnings in FY 2011 (3)	Aggregate Withdrawals/ Distributions (4)	Aggregate Balance at FYE 2011 (5)
	($)	($)	($)	($)	($)

George C. Freeman, III	23,300	—	40,977	—	331,069
W. Keith Brewer	—	—	13,071	46,437	76,975
David C. Moore	—	—	45,233	—	391,225
William J. Coronado	—	—	162,934	182,339	1,218,144
Ray M. Paul, Jr.	56,660	—	18,589	—	396,844

(1)
Amounts represent a portion of base salary and annual incentive awards deferred into DIP III.  Additional information about DIP II and DIP III is set forth in the section entitled “Deferred Income Plans” on page __ of this Proxy Statement.

(2)	DIP II and DIP III do not provide for company matches or contributions.

(3)	Amounts represent earnings on funds held for named executive officers in DIP II and DIP III.

(4)
DIP II and DIP III permit withdrawals under certain circumstances including hardship, and participants may elect to have annual deferrals distributed from DIP II or DIP III upon reaching age 65, or after a specified number of years after the compensation is deferred.

(5)
Amounts represent the balances at the end of fiscal year 2011 in DIP II and DIP III for named executive officers.  Executive contributions included in the aggregate balance that are reported as compensation to the named executive officers in the “Summary Compensation Table” in our 2010 Proxy Statement and 2009 Proxy Statement are as follows:  Mr. Freeman: $13,000 (2010) and $8,000 (2009), Mr. Brewer: $0 (2010) and $0 (2009), Mr. D. Moore:  $0 (2010) and $0 (2009), Mr. Paul: $0 (2010) and Mr. Coronado: $45,000 (2010).

In addition to our qualified and non-qualified deferred compensation plans, the Company has taken the appropriate actions to maximize the deductibility of its compensation and benefit programs and avoid the limitations on deductibility under Section 162(m) of the Internal Revenue Code.  Additional information about Section 162(m) is set forth in the section entitled “Limitations on Deductibility of Compensation” on page ___ of this Proxy Statement.

In May 2010, the vesting of certain restricted stock units awards to Mr. Freeman were subject to Section 162(m) and payment was deferred until Mr. Freeman retires.  The following table presents information concerning that deferral.

Name	Executive Contributions in FY 2011	Registrant Contributions in FY 2011 (1)	Aggregate Earnings in FY 2011 (2)	Aggregate Withdrawals/ Distributions	Aggregate Balance at FYE 2011 (3)
	($)	($)	($)	($)	($)

George C. Freeman, III	—	145,645	(7,728)	—	137,717
W. Keith Brewer	—	—	—	—	—
David C. Moore	—	—	—	—	—
William J. Coronado	—	—	—	—	—
Ray M. Paul, Jr.	—	—	—	—	—

(1)	Amount represents the value of the restricted stock units on the vesting date of the awards.

(2)	Amount represents earnings and change in market value during Fiscal 2011.

(3)	Amount represents market value of the restricted stock units on March 31, 2011.

SUMMARY OF TERMINATION PAYMENTS AND BENEFITS

Potential Payments Upon Termination or Change of Control

We do not offer severance agreements to our named executive officers.  However, to ensure that we will have the continued dedicated service of certain executives, including some of our named executive officers, notwithstanding the possibility, threat, or occurrence of a change of control, we have Change of Control Agreements.  We currently maintain Change of Control Agreements with Messrs. Freeman, Brewer and D. Moore.  The Compensation and Governance Committee believes that the Change of Control Agreements serve the best interests of Universal Corporation and our shareholders by ensuring that if a hostile or friendly change of control is ever under consideration, our executives are able to perform their duties and responsibilities and advise the Board of Directors about the potential transaction in the best interests of shareholders, without being unduly influenced by the distracting uncertainty and risk associated with a change of control, such as fear of the economic consequences of losing their jobs as a result of a change of control.  The terms and conditions in the Change of Control Agreements are identical for each executive who has such an agreement.

A “change of control” is defined in the Change of Control Agreements, and is generally deemed to have occurred if:

•	any individual, entity, or group acquires 20% or more of either the outstanding shares of Common Stock or the combined voting power of our outstanding voting securities;

•	a majority of our directors are replaced;

•
we reorganize, merge, consolidate, or sell all or substantially all of our assets except for certain situations in which control of outstanding shares of Common Stock or outstanding voting securities is maintained; or

•	our shareholders approve a complete liquidation or dissolution of Universal Corporation.

During fiscal year 2007, we replaced all existing Change of Control Agreements with new Change of Control Agreements.  The 2007 Change of Control Agreements are similar to the original Change of Control Agreements but have a number of significant differences intended to reduce potential cost and eliminate outdated concepts.

The 2007 Change of Control Agreements:

•	do not contain any obligation to gross-up severance payments for potential excise taxes incurred by the executive officer;

•
contain a “double trigger” instead of a “single trigger,” meaning that payments are not made until there is a change of control and the executive officer is effectively terminated within three years of the change of control (under our prior Change of Control Agreements, payment could be triggered at the executive’s option);

•	contain non-competition and non-solicitation clauses; and

•	contain certain administrative elements intended to address the requirements of Section 409A of the Internal Revenue Code applicable to deferred compensation.

The 2007 Change of Control Agreements contain the following material changes from the previous form:

•	the definition of “good reason” has been narrowed to conform to the safe harbor definition in the Treasury Regulations under Section 409A of the Internal Revenue Code;

•
upon resignation during a post-change-of-control protection period, in place of the existing guaranteed pro-rata annual bonus for the year of termination, the executive will be entitled to a non-guaranteed pro-rata bonus, payable at the same time bonuses are paid to other active employees, but only if the applicable performance conditions are met;

•	any taxes pursuant to Section 409A of the Internal Revenue Code that are owed will be paid in accordance with the statute solely by the covered executive;

•
any taxable, non-exempt post-termination reimbursements (including reimbursement of legal fees) and in-kind benefits must be paid in accordance with applicable Section 409A of the Internal Revenue Code payment requirements.  Outplacement benefits will be provided no later than end of second year following the year of termination;

•
the order of reduction in severance benefits to comply with the golden parachute rules of Section 280G of the Internal Revenue Code is now fixed and no longer subject to the executive’s discretion; and

•
the post-change-of-control protection period has been shortened to end on a covered executive’s early retirement date, if such date was announced prior to the date of a change of control.  Certain severance benefits that would otherwise have been calculated based on a three-year severance period will be reduced to reflect any scheduled early retirement date as well.

On November 4, 2008, the Compensation and Governance Committee revised the Change of Control Agreements to ensure such agreements would comply with changes to Section 409A of the Internal Revenue Code.

Our Compensation and Governance Committee believes the fiscal year 2007 and fiscal year 2009 changes were in the best interests of Universal Corporation and our shareholders and they adequately protect the legitimate interests of executive officers in employment security without unduly burdening us or shareholder value.

The Change of Control Agreements provide that the executive officer will have generally the same authority, duties, and responsibilities during the three years after a change of control of Universal Corporation or until the executive officer’s normal retirement at age 65 (if earlier), as such executive officer did immediately prior to the change of control. Each Change of Control Agreement also provides for the payment, during such period, of an annual base salary and annual cash incentive award at least at the same levels as prior to the change of control. Each executive officer will also participate at least at the same levels in incentive, savings and retirement plans, and welfare benefit plans as were offered prior to the change of control.

Each Change of Control Agreement provides benefits in the event of the executive’s death or disability, or in the event the executive’s employment is terminated for “cause” or for “good reason.”  If the executive officer is terminated other than for cause, death, or disability within three years after a change of control, or if the executive officer terminates his employment for good reason within such three-year period, the executive officer is entitled to receive certain severance benefits. Severance benefits include a lump sum severance payment based on an amount equal to 2.99 times the sum of his annual base salary and the higher of such executive officer’s most recent targeted bonus opportunity under our cash incentive plan and such executive officer’s prior year’s annual cash incentive award.  This payment will be made in full if the date of termination of employment is more than three years prior to the executive officer’s normal retirement at age 65, and it will be prorated if such period is less than three years.  There will be no such payment if the executive officer has reached normal retirement.  Severance benefits also include certain other payments and benefits, including continuation of benefits under retirement plans, continuation of employee welfare benefits, and outplacement services for the executive officer up to a maximum amount of $10,000.

Severance and Change of Control Benefits for the Named Executive Officers

The following tables summarize the value of the termination payments and benefits that each of our named executive officers would receive if their employment had terminated on March 31, 2011, under the circumstances shown.  The tables exclude amounts accrued through March 31, 2011, that would be paid in the normal course of continued employment, such as accrued but unpaid salary and earned annual cash incentive award for the fiscal year ended March 31, 2011.

Under our benefit programs, an individual is eligible for retirement after reaching age 55, with at least five years of service.  The amounts in the tables for “Retirement” assume that all of our named executive officers have reached age 55 by March 31, 2011 even though that is not the case for Mr. Freeman, Mr. Brewer and Mr. Paul.

Summary of Termination Payment and Benefits: George C. Freeman, III
Benefit	Retirement	Death	Disability	Termination by Executive Other Than Retirement, Death or Disability	For Cause Termination by Company Other Than Retirement, Death or Disability	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)

Change of Control(1)	—	—	—	—	—	5,674,123

Acceleration of Equity Awards
Stock Options and SARs(2)	475,140	475,140	475,140	—	—	475,140
Restricted Stock(2)	2,047,250	2,047,250	2,047,250	—	—	2,047,250

Qualified Retirement Benefits
Pension Plan(3)	31,276	15,982	48,902	31,276	31,276	31,276
401(k) Savings Plan	163,101	163,101	163,101	163,101	163,101	163,101

Nonqualified Retirement Benefits
Benefit Restoration Plan(4)	3,720,697	924,443	3,720,697	3,720,697	3,720,697	3,720,697
Deferred Income Plan II and III(5)	22,078	331,069	331,069	331,069	331,069	331,069
Deferred Payment of Restricted Stock(6)	137,717	137,717	137,717	137,717	137,717	137,717

Other Benefits
Health and Welfare Plans(7)	—	6,266,000	—	—	—	—
Long-Term Disability Plan(8)	—	—	465,000	—	—	—

Total	6,597,259	10,360,702	7,388,876	4,383,860	4,383,860	12,580,373

(1)
Amount represents cash payment due pursuant to the change of control double trigger (change of control and involuntary termination) in the executive’s Change of Control Agreement.  The payments do not include any form of tax gross-up amount because the Change of Control Agreement does not provide for such payments.

(2)
Stock options and SARs automatically vest at the time of the events specified in the table for which amounts are shown.  Amounts for stock options and SARs represent the positive difference, if any, between $43.54, the market value of the underlying shares of Common Stock as of March 31, 2011, and the exercise price for all unvested options and SARs.  Restricted stock units and the corresponding dividend equivalent rights automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown.  Amounts for restricted stock units represent the value of Common Stock as of March 31, 2011.

(3)
For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2011, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan.  For Column (c), the annual payment assumes the executive elects the straight life annuity option.  For Column (b), the amount represents an annual payment to the executive’s survivor at March 31, 2011, payable for the life of the survivor.

(4)
Amounts represent a lump sum payment at March 31, 2011.  The lump sum payment includes balances from the individual trust agreement maintained through the Benefit Restoration Program.  The Compensation and Governance Committee adopted amendments to the Benefit Restoration Plan that became effective April 1, 2009.  One of the effects of the amendments was to reduce the valuation of the lump sum benefit payable to participants due to the use of a higher discount rate, the elimination of the administrative annuity interest factor, and the use of updated mortality tables.  The amendments are discussed in more detail in the section entitled “Benefit Restoration Plan” beginning on page __ of this Proxy Statement.  A participant will forfeit all rights in and to any benefits payable under the Benefit Restoration Plan if the Company terminates the participant’s employment as a result of a participant’s fraud, dishonesty or embezzlement where the participant has been materially, unjustly enriched by such conduct.

(5)
Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive’s DIP II and DIP III agreements.  Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive’s DIP II and DIP III agreements.

(6)
Amounts represent the value of restricted stock units that vested, but payment was deferred until termination of employment in order to preserve the Section 162(m) deduction.  More information on Section 162(m) is discussed in the section entitled “Limitations on Deductibility of Compensation” on page ___ of this Proxy Statement.

(7)
Amounts represent payment due under the Executive Insurance Program, which is the death benefit amount for life insurance on March 31, 2011, plus any cash value accumulated under the life insurance policy.  The death benefit also includes an additional amount equal to one times covered compensation, which is attributable to premiums paid directly by Mr. Freeman on an after-tax basis.  In case of accidental death, the benefit amount would increase by $3,000,000.

(8)
Amounts represent 60% of annual base salary as of March 31, 2011, which is payable from three different sources: the Pension Plan, Social Security, and a company supplement.  Payments under the long-term disability plan continue until the recipient reaches age 65.

Summary of Termination Payment and Benefits:  W. Keith Brewer
Benefit	Retirement	Death	Disability	Termination by Executive Other Than Retirement, Death or Disability	For Cause Termination by Company Other Than Retirement, Death or Disability	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)

Change of Control(1)	—	—	—	—	—	3,990,155

Acceleration of Equity Awards
Stock Options and SARs(2)	339,956	339,956	339,956	—	—	339,956
Restricted Stock(2)	1,497,862	1,497,862	1,497,862	—	—	1,497,862

Qualified Retirement Benefits
Pension Plan(3)	51,204	27,457	80,434	51,204	51,204	51,204
401(k) Savings Plan	241,990	241,990	241,990	241,990	241,990	241,990

Nonqualified Retirement Benefits
Benefit Restoration Plan(4)	4,106,159	1,355,932	4,106,159	4,106,159	4,106,159	4,106,159
Deferred Income Plan II and III(5)	7,697	76,975	76,975	76,975	76,975	76,975
Deferred Payment of Restricted Stock	—	—	—	—	—	—

Other Benefits
Health and Welfare Plans(6)	—	2,978,000	—	—	—	—
Long-Term Disability Plan(7)	—	—	327,000	—	—	—

Total	6,244,868	6,518,172	6,670,376	4,476,328	4,476,328	10,304,301

(1)
Amount represents cash payment due pursuant to the change of control double trigger (change of control and involuntary termination) in the executive’s Change of Control Agreement.  The payments do not include any form of tax gross-up amount because the Change of Control Agreement does not provide for such payments.

(2)
Stock options and SARs automatically vest at the time of the events specified in the table for which amounts are shown.  Amounts for stock options and SARs represent the positive difference, if any, between $43.54, the market value of the underlying shares of Common Stock as of March 31, 2011, and the exercise price for all unvested options and SARs.  Restricted stock units and the corresponding dividend equivalent rights automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown.  Amounts for restricted stock units represent the value of Common Stock as of March 31, 2011.

(3)
For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2011, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan.  For Column (c), the annual payment assumes the executive elects the straight life annuity option.  For Column (b), the amount represents an annual payment to the executive’s survivor at March 31, 2011, payable for the life of the survivor.

(4)
Amounts represent a lump sum payment at March 31, 2011.  The lump sum payment includes balances from the individual trust agreement maintained through the Benefit Restoration Program.  The Compensation and Governance Committee adopted amendments to the Benefit Restoration Plan that became effective April 1, 2009.  One of the effects of the amendments was to reduce the valuation of the lump sum benefit payable to participants due to the use of a higher discount rate, the elimination of the administrative annuity interest factor, and the use of updated mortality tables.  The amendments are discussed in more detail in the section entitled “Benefit Restoration Plan” beginning on page __ of this Proxy Statement.  A participant will forfeit all rights in and to any benefits payable under the Benefit Restoration Plan if the Company terminates the participant’s employment as a result of the participant’s fraud, dishonesty or embezzlement where the participant has been materially, unjustly enriched by such conduct.

(5)
Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive’s DIP II and DIP III agreements.  Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive’s DIP II and DIP III agreements.

(6)
Amounts represent payment due under the Executive Insurance Program, which is the death benefit amount for life insurance on March 31, 2011, plus any cash value accumulated under the life insurance policy.  In case of accidental death, the benefit amount would increase by $3,000,000.

(7)
Amounts represent 60% of annual base salary as of March 31, 2011, which is payable from three different sources: the Pension Plan, Social Security, and a company supplement.  Payments under the long-term disability plan continue until the recipient reaches age 65.

Summary of Termination Payment and Benefits:  David C. Moore
Benefit	Retirement	Death	Disability	Termination by Executive Other Than Retirement, Death or Disability	For Cause Termination by Company Other Than Retirement, Death or Disability	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)

Change of Control(1)	—	—	—	—	—	2,672,761

Acceleration of Equity Awards
Stock Options and SARs(2)	192,586	192,586	192,586	—	—	192,586
Restricted Stock(2)	938,069	938,069	938,069	—	—	938,069

Qualified Retirement Benefits
Pension Plan(3)	78,177	42,818	120,847	78,177	78,177	78,177
401(k) Savings Plan	149,349	149,349	149,349	149,349	149,349	149,349

Nonqualified Retirement Benefits
Benefit Restoration Plan(4)	3,867,042	1,813,165	3,867,042	3,867,042	3,867,042	3,867,042
Deferred Income Plan II and III(5)	49,560	391,225	391,225	391,225	391,225	391,225
Deferred Payment of Restricted Stock	—	—	—	—	—	—

Other Benefits
Health and Welfare Plans(6)	—	3,015,000	—	—	—	—
Long-Term Disability Plan(7)	—	—	243,000	—	—	—

Total	5,274,783	6,542,212	5,902,118	4,485,793	4,485,793	8,289,209

(1)
Amount represents cash payment due pursuant to the change of control double trigger (change of control and involuntary termination) in the executive’s Change of Control Agreement.  The payments do not include any form of tax gross-up amount because the Change of Control Agreement does not provide for such payments.

(2)
Stock options and SARs automatically vest at the time of the events specified in the table for which amounts are shown.  Amounts for stock options and SARs represent the positive difference, if any, between $43.54, the market value of the underlying shares of Common Stock as of March 31, 2011, and the exercise price for all unvested options and SARs.  Restricted stock units and the corresponding dividend equivalent rights automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown.  Amounts for restricted stock units represent the value of Common Stock as of March 31, 2011.

(3)
For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2011, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan.  For Column (c), the annual payment assumes the executive elects the straight life annuity option.  For Column (b), the amount represents an annual payment to the executive’s survivor at March 31, 2011, payable for the life of the survivor.

(4)
Amounts represent a lump sum payment at March 31, 2011.  The lump sum payment includes balances from the individual trust agreement maintained through the Benefit Restoration Program.  The Compensation and Governance Committee adopted amendments to the Benefit Restoration Plan that became effective April 1, 2009.  One of the effects of the amendments was to reduce the valuation of the lump sum benefit payable to participants due to the use of a higher discount rate, the elimination of the administrative annuity interest factor, and the use of updated mortality tables.  The amendments are discussed in more detail in the section entitled “Benefit Restoration Plan” beginning on page __ of this Proxy Statement.  A participant will forfeit all rights in and to any benefits payable under the Benefit Restoration Plan if the Company terminates the participant’s employment as a result of the participant’s fraud, dishonesty or embezzlement where the participant has been materially, unjustly enriched by such conduct.

(5)
Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive’s DIP II and DIP III agreements.  Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive’s DIP II and DIP III agreements.

(6)
Amounts represent payment due under the Executive Insurance Program, which is the death benefit amount for life insurance on March 31, 2011, plus any cash value accumulated under the life insurance policy.  The death benefit also includes any additional amount equal to one times covered compensation, which is attributable to premiums paid directly by Mr. D. Moore on an after-tax basis.  In case of accidental death, the benefit amount would increase by $3,000,000.

(7)
Amounts represent 60% of annual base salary as of March 31, 2011, which is payable from three different sources: the Pension Plan, Social Security, and a company supplement.  Payments under the long-term disability plan continue until the recipient reaches age 65.

Summary of Termination Payment and Benefits: William J. Coronado
Benefit	Retirement	Death	Disability	Termination by Executive Other Than Retirement, Death or Disability	For Cause Termination by Company Other Than Retirement, Death or Disability	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)

Change of Control(1)	—	—	—	—	—	—

Acceleration of Equity Awards
Stock Options and SARs(2)	109,744	109,744	109,744	—	—	109,744
Restricted Stock(2)	600,024	600,024	600,024	—	—	600,024

Qualified Retirement Benefits
Pension Plan(3)	66,522	33,261	91,423	66,522	66,552	66,552
401(k) Savings Plan	566,982	566,982	566,982	566,982	566,982	566,982

Nonqualified Retirement Benefits
Benefit Restoration Plan(4)	2,510,255	1,155,628	2,510,255	2,510,255	2,510,255	2,510,255
Deferred Income Plan II and III(5)	—	1,218,144	1,218,144	1,218,144	1,218,144	1,218,144
Deferred Payment of Restricted Stock	—	—	—	—	—	—

Other Benefits
Health and Welfare Plans(6)	—	1,366,000	—	—	—	—
Long-Term Disability Plan(7)	—	—	172,920	—	—	—

Total	3,853,527	5,049,783	5,269,492	4,361,903	4,361,933	5,071,701

(1)
Amount represents cash payment due pursuant to the change of control double trigger (change of control and involuntary termination) in the executive’s Change of Control Agreement.  The payments do not include any form of tax gross-up amount because the Change of Control Agreement does not provide for such payments.

(2)
Stock options and SARs automatically vest at the time of the events specified in the table for which amounts are shown.  Amounts for stock options and SARs represent the positive difference, if any, between $43.54, the market value of the underlying shares of Common Stock as of March 31, 2011, and the exercise price for all unvested options and SARs.  Restricted stock units and the corresponding dividend equivalent rights automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown.  Amounts for restricted stock units represent the value of Common Stock as of March 31, 2011.

(3)
For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2011, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan.  For Column (c), the annual payment assumes the executive elects the straight life annuity option.  For Column (b), the amount represents an annual payment to the executive’s survivor at March 31, 2011, payable for the life of the survivor.

(4)
Amounts represent a lump sum payment at March 31, 2011.  The lump sum payment includes balances from the individual trust agreement maintained through the Benefit Restoration Program.  The Compensation and Governance Committee adopted amendments to the Benefit Restoration Plan that became effective April 1, 2009.  One of the effects of the amendments was to reduce the valuation of the lump sum benefit payable to participants due to the use of a higher discount rate, the elimination of the administrative annuity interest factor, and the use of updated mortality tables.  The amendments are discussed in more detail in the section entitled “Benefit Restoration Plan” beginning on page __ of this Proxy Statement.  A participant will forfeit all rights in and to any benefits payable under the Benefit Restoration Plan if the Company terminates the participant’s employment as a result of the participant’s fraud, dishonesty or embezzlement where the participant has been materially, unjustly enriched by such conduct.

(5)
Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive’s DIP II and DIP III agreements.  Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive’s DIP II and DIP III agreements.

(6)
Amounts represent payment due under the Executive Insurance Program, which is the death benefit amount for life insurance on March 31, 2011, plus any cash value accumulated under the life insurance policy.  In case of accidental death, the benefit amount would increase by $3,000,000.

(7)
Amounts represent 60% of annual base salary as of March 31, 2011, which is payable from three different sources: the Pension Plan, Social Security, and a company supplement.  Payments under the long-term disability plan continue until the recipient reaches age 65.

Summary of Termination Payment and Benefits: Ray M. Paul, Jr.
Benefit	Retirement	Death	Disability	Termination by Executive Other Than Retirement, Death, or Disability	For Cause Termination by Company Other Than Retirement, Death or Disability	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)

Change of Control(1)	—	—	—	—	—	—

Acceleration of Equity Awards
Stock Options and SARs(2)	121,262	121,262	121,262	—	—	121,262
Restricted Stock(2)	676,829	676,829	676,829	—	—	676,829

Qualified Retirement Benefits
Pension Plan(3)	73,833	40,318	116,584	73,833	73,833	73,833
401(k) Savings Plan	157,639	157,639	157,639	157,639	157,639	157,639

Nonqualified Retirement Benefits
Benefit Restoration Plan(4)	2,678,665	922,571	2,678,665	2,678,665	2,678,665	2,678,665
Deferred Income Plan II and III(5)	396,844	396,844	396,844	396,844	396,844	396,844
Deferred Payment of Restricted Stock	—	—	—	—	—	—

Other Benefits
Health and Welfare Plans(6)	—	2,258,000	—	—	—	—
Long-Term Disability Plan(7)	—	—	190,500	—	—	—

Total	4,105,072	4,573,463	4,338,323	3,306,981	3,306,981	4,105,072

(1)
Amount represents cash payment due pursuant to the change of control double trigger (change of control and involuntary termination) in the executive’s Change of Control Agreement.  The payments do not include any form of tax gross-up amount because the Change of Control Agreement does not provide for such payments.

(2)
Stock options and SARs automatically vest at the time of the events specified in the table for which amounts are shown.  Amounts for stock options and SARs represent the positive difference, if any, between $43.54, the market value of the underlying shares of Common Stock as of March 31, 2011, and the exercise price for all unvested options and SARs.  Restricted stock units and the corresponding dividend equivalent rights automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown.  Amounts for restricted stock units represent the value of Common Stock as of March 31, 2011.

(3)
For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2011, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan.  For Column (c), the annual payment assumes the executive elects the straight life annuity option.  For Column (b), the amount represents an annual payment to the executive’s survivor at March 31, 2011, payable for the life of the survivor.

(4)
Amounts represent a lump sum payment at March 31, 2011.  The lump sum payment includes balances from the individual trust agreement maintained through the Benefit Restoration Program.  The Compensation and Governance Committee adopted amendments to the Benefit Restoration Plan that became effective April 1, 2009.  One of the effects of the amendments was to reduce the valuation of the lump sum benefit payable to participants due to the use of a higher discount rate, the elimination of the administrative annuity interest factor, and the use of updated mortality tables.  The amendments are discussed in more detail in the section entitled “Benefit Restoration Plan” beginning on page __ of this Proxy Statement.  A participant will forfeit all rights in and to any benefits payable under the Benefit Restoration Plan if the Company terminates the participant’s employment as a result of the participant’s fraud, dishonesty or embezzlement where the participant has been materially, unjustly enriched by such conduct.

(5)
Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive’s DIP II and DIP III agreements.  Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive’s DIP II and DIP III agreements.

(6)
Amounts represent payment due under the Executive Insurance Program, which is the death benefit amount for life insurance on March 31, 2011, plus any cash value accumulated under the life insurance policy.  The death benefit also includes any additional amount equal to one times covered compensation, which is attributable to premiums paid directly by Mr. Paul on an after-tax basis.  In case of accidental death, the benefit amount would increase by $3,000,000.

(7)
Amounts represent 60% of annual base salary as of March 31, 2011, which is payable from three different sources: the Pension Plan, Social Security, and a company supplement.  Payments under the long-term disability plan continue until the recipient reaches age 65.

EQUITY COMPENSATION INFORMATION

Shares of Common Stock are authorized for issuance with respect to our compensation plans. The following table sets forth information as of March 31, 2011, with respect to compensation plans under which shares of Common Stock are authorized for issuance.
Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)
	(#)	($)	(#)

Equity compensation plans approved by shareholders:
1994 Amended and Restated Stock Option Plan for Non-Employee Directors	11,000	39.47	—
1997 Executive Stock Plan	4,000	35.81	—
2002 Executive Stock Plan	458,393	53.43	127,099	(2)
2007 Stock Incentive Plan	828,146	40.47	1,279,033	(3)
Equity compensation plans not approved by shareholders(4)	—	—	—
Total	1,301,539	45.01	1,406,132

(1)	Amounts exclude any securities to be issued upon exercise of outstanding options, warrants, and rights.

(2)
The 2002 Executive Stock Plan permits grants of stock options and stock appreciation rights, and awards of common stock, restricted stock, and phantom stock/restricted stock units. Of the 127,099 shares of common stock remaining available for future issuance under that plan, none are available for awards of common stock or restricted stock.

(3)
The 2007 Stock Incentive Plan permits grants of stock options and stock appreciation rights, and awards of common stock, restricted stock, and phantom stock/restricted stock units. Of the 1,279,033 shares of common stock remaining available for future issuance under that plan, 170,925 shares are available for awards of common stock, restricted stock units, or restricted stock.

(4)	All of our equity compensation plans have been approved by shareholders.

DIRECTORS’ COMPENSATION

The following table presents information relating to total compensation for our non-employee directors for fiscal year 2011:

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2),(3)	Option Awards(4)	Non-Equity Incentive Plan Compensation	Change in Pension Value And Nonqualified Deferred Compensation Earnings(5)	All Other Compensation(6)	Total
	($)	($)	($)	($)	($)	($)	($)

John B. Adams, Jr.	73,500	76,041	—	—	—	—	149,541
Chester A. Crocker	67,500	76,041	—	—	—	—	143,541
Charles H. Foster, Jr.	78,500	76,041	—	—	—	—	154,541
Thomas H. Johnson	70,000	76,041	—	—	—	—	146,041
Eddie N. Moore, Jr.	89,500	76,041	—	—	—	—	165,541
Jeremiah J. Sheehan	91,500	76,041	—	—	—	—	167,541
Robert C. Sledd	74,500	76,041	—	—	—	—	150,541
Hubert R. Stallard	83,000	76,041	—	—	—	—	159,041
Eugene P. Trani	78,000	76,041	—	—	—	—	154,041

(1)
Represents fees earned before deferral of any amounts into the Outside Directors’ 1994 Deferred Income Plan, as amended in 1998, 2008 and 2010, which we refer to as the Directors’ DIP.  Amounts deferred into the Directors’ DIP during fiscal year 2011 are set forth below in Footnote 5 to this table.  Additional information concerning the Directors’ DIP is set forth in the narrative on page __ of this Proxy Statement.

(2)
These amounts represent the aggregate grant date fair value of the annual restricted stock unit award recognized in fiscal year 2011 in accordance with FASB ASC Topic 718.  These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized by each of the non-employee directors.  The assumptions used in the calculation of these award amounts are included in Notes 1 and 13 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2011, and are incorporated by reference into this Proxy Statement.

(3)
On August 3, 2010, each non-employee director was awarded 1,700 shares of restricted stock units. The methodology for determining the amount awarded is set forth on page __ of this Proxy Statement.  The grant date fair value of the award for each non-employee director was $76,041, based on the closing price of $44.73 for our Common Stock as quoted on the NYSE on the grant date.  As of March 31, 2011, the aggregate amount of restricted stock, restricted stock units and dividend equivalent units held by each non-employee director was as follows:  Mr. Adams held 10,688 shares; Mr. Crocker held 9,988 shares; Mr. Sledd held 3,688 shares; and the remaining non-employee directors each held 11,388 shares.

(4)
No options were awarded during fiscal year 2011.  The following table sets forth, as of March 31, 2011, the total number of option awards held by each non-employee director, and the weighted average exercise price for each director’s total options held:

Name	Total Options Held	Weighted Average Exercise Price of Total Options Held
		($)

John B. Adams, Jr.	4,000	44.91
Chester A. Crocker	—	—
Charles H. Foster, Jr.	4,000	44.91
Thomas H. Johnson	2,000	46.70
Eddie N. Moore, Jr.	6,000	41.88
Jeremiah J. Sheehan	7,000	40.50
Robert C. Sledd	—	—
Hubert R. Stallard	6,000	41.88
Eugene P. Trani	6,000	41.88

(5)
We do not maintain any defined benefit or actuarial plans for non-employee directors.  The non-employee directors did not earn above-market or preference earnings on compensation they deferred into the Directors’ DIP.  The following table presents information concerning the Directors’ DIP, which provides for the deferral of compensation on a basis that is not tax qualified.

Name	Director Contributions in FY 2011	Registrant Contributions FY 2011(a)	Aggregate Earnings in FY 2011	Aggregate Withdrawals/ Distributions(b)	Aggregate Balance at 2011 FYE
	($)	($)	($)	($)	($)

John B. Adams, Jr.	—	—	—	—	—
Chester A. Crocker	17,500	—	14,497	—	155,538
Charles H. Foster, Jr.	78,500	—	60,272	40,675	788,518
Thomas H. Johnson	—	—	—	—	—
Eddie N. Moore, Jr.	—	—	4,303	—	41,879
Jeremiah J. Sheehan	—	—	(45,697)	—	342,485
Robert C. Sledd	—	—	—	—	—
Hubert R. Stallard	—	—	(120,575)	—	643,944
Eugene P. Trani	—	—	67,460	—	419,341

(a)	We do not match non-employee director deferrals or otherwise contribute to the Directors’ DIP.
(b)
There were no withdrawals and only one distribution from the Directors’ DIP.  The Directors’ DIP permits withdrawals under certain circumstances including hardship, and participants elect to have annual deferrals distributed after a specified number of years after the compensation is deferred.

(6)
None of the directors received perquisites, personal benefits, or other compensation in excess of $10,000 for fiscal year 2011.  We maintain life insurance policies which fund our Directors’ Charitable Contribution Program.  We did not incur any costs with respect to the insurance policies during fiscal year 2011.

Director Compensation

Effective August 4, 2009, total target direct annual compensation for each non-employee director equaled $150,000.  Each director who is not an officer receives an annual retainer of $50,000, a fee of $2,000 for each Board of Directors meeting attended, and a fee of $1,500 for each committee meeting attended. In addition, the Chairmen of the Audit Committee, the Compensation and Governance Committee, the Pension Investment Committee and the Finance Committee receive an annual retainer of $10,000, $7,500, $5,000 and $5,000, respectively. A non-employee director may elect to receive his annual retainer in cash, shares of Common Stock, or an option to purchase such shares.  If option payment is elected, the number of shares of Common Stock covered by the option is determined by dividing the Black-Scholes value per share on the date of grant into 125% of the cash value of the annual retainer.

The Directors’ DIP permits a non-employee director to defer all or a portion of his compensation. Deferred amounts are deemed hypothetically invested as designated by the director in certain investment options we offer. The Directors’ DIP has been in existence since 1994 and was amended in 1998 to add a deferred stock unit fund to the investment options available under the plan.  Each deferred stock unit represents a hypothetical share of Common Stock and fluctuates in value with the market price of the stock. The portion of a director’s deferral account that is invested in the deferred stock unit fund is increased by the number of deferred stock units that could be purchased with Common Stock dividends paid by Universal. In February 2010, we amended the Directors’ DIP.  We no longer offer the deferred stock unit fund as an investment option.  Subject to certain restrictions, the director may elect at the time of deferral to take cash distributions, in whole or in part, from his deferral account either prior to or following termination of service. The Directors’ DIP was further amended in December 2008 in order to maintain compliance with Section 409A of the Internal Revenue Code.  The terms of the Directors’ DIP as it pertained to any compensation earned prior to January 1, 2005, were frozen.  The restated Directors’ DIP applies solely with respect to amounts deferred on or after January 1, 2005.

Pursuant to the 2002 Executive Stock Plan, in fiscal year 2007, non-employee directors received annual restricted stock grants equating in value to $70,000, with the number of shares granted, rounded to the nearest 50, determined by the closing market price of the stock on the trading day that next preceded the 2006 Annual Meeting.  The number of shares so determined was intended to serve as the amount to be granted for subsequent years until re-evaluated by the Compensation and Governance Committee on a periodic basis.  Due to the significant increase in our Common Stock share price during fiscal year 2007, the Compensation and Governance Committee, with the advice of its independent outside advisor, re-evaluated the number of shares of Common Stock granted on an annual basis.  The Compensation and Governance Committee calculated restricted stock grants annually based on the daily, volume-weighted, average price of Common Stock for the period of June 1 to July 31, with the resulting share grant number rounded to the nearest 50.  This process was followed to calculate the fiscal year 2008 annual restricted stock grants, and for all subsequent years until re-evaluated by the Compensation and Governance Committee on a periodic basis.  For fiscal 2011, the Compensation and Governance Committee decided to continue following this same process, but substituted restricted stock units for restricted stock.  The change was made to improve administrative and tax efficiency.  On August 3, 2010, each non-employee director was awarded 1,700 shares of restricted stock units.

As part of our overall program of charitable giving, we offer the directors the opportunity to participate in a Directors’ Charitable Contribution Program, or the Charitable Program. The Charitable Program is funded by life insurance policies purchased by us on the directors. The directors derive no financial or tax benefits from the Charitable Program, because all insurance proceeds and charitable tax deductions accrue solely to us.  We, however, will donate up to $1,000,000 in aggregate to one or more qualifying charitable organizations recommended by that director. We make donations in ten equal annual installments, with the first installment to be made at the later of the director’s retirement from the Board of Directors or age 72; the remaining nine installments are paid annually beginning immediately after the director’s death.

Each director is also eligible to participate in our matching gifts program in which we match directors’ contributions to charities. The maximum amount that can be matched in any fiscal year is $5,000 per director.

Non-Employee Director Stock Ownership Guidelines

The Compensation and Governance Committee adopted share ownership guidelines during fiscal year 2008 applicable to the non-employee directors. The guidelines became effective for fiscal year 2009, and are set at three times the annual cash retainer the directors receive.  If the amount of the annual cash retainer changes in the future, the applicable share ownership requirement will automatically adjust proportionately with the change.  Non-employee directors have three years to comply with the share ownership guidelines.   For fiscal year 2011, the directors’ annual cash retainer was $50,000, and therefore the revised guidelines require that each of our non-employee directors own no less than $150,000 worth of Common Stock. Only shares of Common Stock beneficially owned (as defined by the Securities and Exchange Commission’s rules and regulations) by our non-employee directors, excluding directors’ stock options but including the directors’ restricted stock are counted in determining compliance with the guidelines.  All of our non-employee directors meet or exceed the stock ownership guidelines, except Mr. Sledd who was elected to the Board of Directors in August 2009.

CERTAIN TRANSACTIONS

Our Board of Directors adopted a written related person transaction policy that governs the review, approval, or ratification of covered related person transactions.  Our Audit Committee manages this policy.  The policy generally provides that we may enter into a related person transaction only if the Audit Committee approves or ratifies such transaction in accordance with the guidelines set forth in the policy and if:

•	the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party;

•	the transaction is approved by the disinterested members of the Board of Directors; or

•	the transaction involves compensation approved by our Compensation and Governance Committee.

In the event our management determines to recommend a related person transaction to the Audit Committee, such transaction must be presented to the Audit Committee for approval.  After review, the Audit Committee will approve or disapprove such transaction and at each subsequently scheduled Audit Committee meeting, our management will update the Audit Committee as to any material change to the proposed related person transaction.  In those instances in which our General Counsel, in consultation with our Chief Executive Officer or our Chief Financial Officer, determines that it is not practicable or desirable for us to wait until the Audit Committee meeting, the Chairman of the Audit Committee possesses delegated authority to act on behalf of the Audit Committee.  The Audit Committee (or the Chairman) approves only those related person transactions that are in, or are not inconsistent with, Universal Corporation’s best interests and the best interests of our shareholders, as the Audit Committee (or the Chairman) determines in good faith.

For purposes of this policy, “related person transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements, or relationships) in which Universal Corporation (or any of our subsidiaries) was, is, or will be a participant and the amount involved exceeds $120,000 and in which any related person had, has, or will have a direct or indirect interest.  For purposes of determining whether a transaction is a related person transaction, the Audit Committee relies upon Item 404 of Regulation S-K, promulgated under the Exchange Act.

A “related person” is defined as:

•	any person who is, or at any time since the beginning of our last fiscal year was, one of our directors or executive officers or a nominee to become one of our directors;

•	any person who is known to be the beneficial owner of more than 5% of any class of our voting securities;

•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee, or more than 5% beneficial owner; and

•
any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

There have been no transactions since the beginning of fiscal year 2011 between our directors or officers, either directly or indirectly, and us, nor are there any proposed transactions. Additionally, there are no legal proceedings to which any director, officer, or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to us.

PROPOSAL TWO

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Our executive compensation program is designed to incent and reward executives to contribute to the achievement of our business objectives and to attract, retain and motivate talented executives to perform at the highest level and contribute significantly to our success. The program is intended to align the interests of the named executive officers with those of shareholders, provide an appropriate and balanced mix of short-term and long-term compensation elements, and reward the achievement of performance measures that are directly related to the our financial goals and the creation of shareholder value, without encouraging unnecessary and excessive risks.

The Compensation and Governance Committee believes that the amounts of fiscal year 2011 actual total compensation for the named executive officers are consistent with these objectives and the competitive market.  Based on its review, the Compensation and Governance Committee believes total compensation for each of the named executive officers is reasonable and not excessive.  The compensation of the named executive officers is described in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative on pages __ to __ of this Proxy Statement.  The Compensation Discussion and Analysis and the accompanying tables and narrative provide a comprehensive review of our executive compensation program and its elements, objectives and rationale.  Shareholders are urged to read this disclosure before voting on this proposal.

For the reasons stated above, the Board of Directors is requesting approval of the following non-binding resolution:

“RESOLVED, that our shareholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement for the 2011 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the fiscal year 2011 Summary Compensation Table, the other related tables and the accompanying narrative.”

The shareholder vote on this proposal will be non-binding on us and the Board of Directors and will not be construed as overruling a decision by us or the Board of Directors. However, the Board of Directors and the Compensation and Governance Committee value the opinions that shareholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions as they deem appropriate.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE NON-BINDING ADVISORY RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL THREE

PROPOSAL REGARDING THE FREQUENCY (ONE, TWO OR THREE YEARS) OF THE NON-BINDING ADVISORY SHAREHOLDER VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with federal legislation enacted in 2010, we must provide shareholders an opportunity to vote, on a non-binding and advisory basis, as to whether the executive compensation shareholder vote described in Proposal Two above should occur every one, two or three years. The Board of Directors is therefore requesting this vote from shareholders.

The Board of Directors believes that at this time an annual advisory vote is the most appropriate alternative for us. While our executive compensation program contains a long-term incentive component under which payout amounts are not determinable until a multi-year cycle has elapsed, the Board of Directors and the Compensation and Governance Committee believe that shareholder opinion should be considered by the Board of Directors and the Compensation and Governance Committee in making executive compensation decisions. The Board of Directors believes that an annual vote will provide shareholders with the opportunity to provide regular direct input to us with respect to our executive compensation program. The Board of Directors will continue to evaluate the appropriate frequency for the shareholder executive compensation vote.

For these reasons, the Board of Directors is recommending a vote for an annual advisory shareholder executive compensation vote. Please note that shareholders are not voting to approve or disapprove the recommendation of the Board of Directors with respect to this proposal. Instead, each proxy card provides four choices: a one, two or three year frequency or shareholders may abstain from voting on the proposal.

The shareholder vote on this proposal will not be binding on us or the Board of Directors and will not be construed as overruling a decision by us or the Board of Directors. However, the Board of Directors values the opinions that shareholders express in their votes and will consider the outcome of the vote when making future decisions on the frequency of the shareholder executive compensation vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR A ONE-YEAR FREQUENCY FOR THE NON-BINDING SHAREHOLDER VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL FOUR

PROPOSAL TO APPROVE THE AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION RELATING TO THE SIZE OF THE BOARD OF DIRECTORS

Article VI, Section 8 of our Amended and Restated Articles of Incorporation states that the “business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not less than ten nor more than sixteen directors, the exact number of Directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of Directors . . . .”

Currently, there are ten directors serving on the Board of Directors. If the two Board of Director nominees named in this Proxy Statement are elected to the Board of Directors at the Annual Meeting, the Board of Directors will have nine members. Upon retirement of Mr. Stallard at the Annual Meeting, the Board of Directors will have eight members. The Board of Directors has determined that it is in our best interest for the Amended and Restated Articles of Incorporation to be amended to modify the first sentence of Article VI, Section 8 to decrease the permissible size of the Board of Directors to not less than eight or more than sixteen (the “Director Amendment”). Therefore, the Board of Directors approved the Director Amendment and recommends that the shareholders approve the Director Amendment by (1) amending the first sentence of Article VI, Section 8 of our Amended and Restated Articles of Incorporation by replacing “ten” with “eight” so the amended sentence would read as follows:

The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not less than eight nor more than sixteen Directors, the exact number of Directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the Directors then in office or at least two-thirds of the shares entitled to vote at a meeting of shareholders.

The number of directors serving on the Board of Directors has recently remained at the lower end of the permissible range.  The Board of Directors believes that providing for fewer directors is appropriate given our current size and our focus on our tobacco business.  If the shareholders approve the Director Amendment, the Board of Directors will continue to have the authority to set the exact number of directors, but the range will be decreased from the current range of ten to sixteen to a range of eight to sixteen.

If the shareholders approve the Director Amendment, then promptly following such approval, our officers will file an amendment to the Amended and Restated Articles of Incorporation, as amended, with the State Corporation Commission of the Commonwealth of Virginia. The Director Amendment will become effective upon the issuance of a certificate of amendment by the State Corporation Commission.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION RELATING TO THE SIZE OF THE BOARD OF DIRECTORS.

PROPOSAL FIVE

APPROVAL OF AN AMENDMENT TO THE UNIVERSAL CORPORATION 2007 STOCK INCENTIVE PLAN

The Universal Corporation 2007 Stock Incentive Plan (the “Plan”) was approved by shareholders on August 7, 2007.  The Board of Directors has adopted an amendment to the Plan to increase the number of shares of Common Stock that may be issued under the Plan pursuant to stock awards, stock units and incentive awards from 500,000 to 750,000, subject to shareholder approval at the Annual Meeting.  The total number of shares of Common Stock authorized for issuance under the Plan will not change.  Under New York Stock Exchange rules, the amendment of the Plan will not be effective if our shareholders do not approve it.

Under the Plan, we are authorized to issue up to 2,000,000 shares of Common Stock, plus any remaining shares under the 2002 Executive Stock Plan (the “2002 Plan”).  In addition, the Plan currently provides that not more than 500,000 shares of Common Stock are available for grants of stock awards, stock units, and/or incentive awards.  As of June 15, 2011, we had approximately 54,673 shares available for future stock awards, stock units and incentive awards.  We believe that increasing the number of shares of Common Stock that may be issued under the Plan pursuant to stock awards, stock units and incentive awards from 500,000 to 750,000 will enable us to have adequate shares to fund expected awards over the next several years without increasing the maximum total number of shares of Common Stock that we may issue under the Plan.

If our shareholders approve the amendment to the Plan, effective August 4, 2011, the number of shares of our Common Stock that may be issued under the Plan pursuant to stock awards, stock units and incentive awards will increase to 750,000.  Other than this amendment for which we are seeking shareholder approval, the Plan terms remain unchanged.

The following is a general description of the principal features of the Plan, the full text of which, as proposed to be amended by this Proposal Five, is attached as Exhibit A to this Proxy Statement.  This summary is qualified in its entirety by reference to Exhibit A.

General Information

The Plan authorizes the Compensation and Governance Committee to make one or more of the following awards and grants to officers, directors, and employees who are designated by the Compensation and Governance Committee:

•	stock awards;

•
stock units, which are stock-denominated awards that will entitle the participant to receive a payment for each unit, in cash, Common Stock, or a combination of cash and Common Stock equal to the fair market value of a share of Common Stock;

•
incentive awards, which are cash-denominated awards that will entitle the participant to receive a payment in cash, Common Stock, or stock units, or a combination of cash, Common Stock, or stock units;

•	options qualifying as either incentive stock options or non-qualified stock options; and

•	stock appreciation rights.

The Compensation and Governance Committee administers the Plan, and we bear all expenses of administering it.

We are authorized to issue under the Plan up to 2,000,000 shares of Common Stock plus any remaining shares under the 2002 Plan. Shares will be considered to be issued under the Plan only when the shares are actually issued to a participant. Additionally, any shares that are forfeited under the 2002 Plan or the Plan and not issued because of the cancellation, termination, or expiration of a grant or award will become available for issuance under the Plan. If shareholders approve the amendment to the Plan, not more than 750,000 shares of Common Stock will be available for grants of stock awards, stock units, and/or incentive awards.

The Plan provides that, if there is a stock split, stock dividend, or other event that affects our capitalization, appropriate adjustments will be made in the number of shares that may be issued and the number of shares and price of all outstanding grants and awards made before such event. The Plan also provides that no award may be granted before August 7, 2007, or after August 6, 2017.

On June 15, 2011, the closing price for a share of our Common Stock on the New York Stock Exchange was $37.07. Through that date, approximately 992,381 shares of Common Stock remained available for issuance under the Plan.

Grants and Awards under the Plan

The principal features of awards under the Plan are summarized below.

Stock Options. The Plan permits the grant of incentive stock options, which qualify for special tax treatment, and non-qualified stock options. The exercise price for options will not be less than the fair market value of a share of Common Stock on the date of grant. The period in which an option may be exercised will be determined by the Compensation and Governance Committee on the date of grant, but will not exceed 10 years in the case of an incentive stock option. Payment of the option exercise price may be in cash or, if the award agreement provides, by surrendering previously owned shares of Common Stock or by our withholding of shares of Common Stock upon exercise. The Plan also permits us to “cash out” any outstanding option by paying the optionee the fair market value of the shares of Common Stock underlying the option less the applicable option exercise price.

Stock Appreciation Rights. Stock appreciation rights may be granted either independently or in combination with underlying stock options. Each stock appreciation right will entitle the holder upon exercise to receive the excess of the fair market value of a share of Common Stock at the time of exercise over the stock appreciation right’s initial value.

Stock Awards. The Compensation and Governance Committee may also grant stock awards that entitle the participant to receive shares of Common Stock. A participant’s rights in the stock award may be forfeitable or otherwise restricted for a period of time or subject to the satisfaction of performance objectives, including those described below, or such other conditions set forth in the grant agreement. The Compensation and Governance Committee may, in its discretion, make a stock award that is not forfeitable and is free of any restrictions on transferability.

Stock Units. The Compensation and Governance Committee may also award stock units, which are awards stated with reference to a number of shares of Common Stock. The award may entitle the recipient to receive, upon satisfaction of performance objectives or other conditions prescribed by the Compensation and Governance Committee and set forth in the award agreement, cash, shares of Common Stock, or a combination of cash and Common Stock. The performance objectives that apply to a stock unit award may be based on the performance criteria described below.

Incentive Awards. Incentive awards entitle the participant to receive a payment if certain performance objectives or other conditions prescribed by the Compensation and Governance Committee and set forth in the award agreement are satisfied. The performance objectives that apply to an incentive award may be based on the performance criteria described below. To the extent that incentive awards are earned, our obligation will be settled in cash, shares of Common Stock, the grant of stock units, or a combination of the three. The Plan provides that no person may receive incentive award payments in any calendar year of more than $2,500,000 for awards with performance periods of one year, or more than the product of $200,000 and the number of months in the performance period for awards with performance periods of more than one year.

Performance Criteria

The performance objectives stated with regard to an award may be based on one or more of the following performance criteria:

•	net income;

•	basic or diluted earnings per share;

•	net revenues;

•	gross profit;

•	income before income taxes;

•	earnings before interest and taxes;

•	earnings before interest, taxes, depreciation, and amortization;

•	economic profit;

•	free cash flow;

•	operating income;

•	return on assets;

•	return on funds employed;

•	return on equity; and

•	the price of Common Stock.

Performance objectives may be established on a company-wide basis, on the basis of smaller units of our company, or relative to the performance of other companies. Measurement of the performance objectives may exclude, as determined by the Compensation and Governance Committee, the effects of extraordinary items, the gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions, and cumulative effects of changes in accounting principles.

Federal Income Tax Consequences

The principal federal tax consequences to participants and to us of grants and awards under the Plan are summarized below.

Nonqualified Stock Options. Nonqualified stock options granted under the Plan are not taxable to an optionee at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the exercise date. We will be entitled to deduct a corresponding amount as a business expense in the year the optionee recognizes this income.

Incentive Stock Options. An employee will generally not recognize income on grant or exercise of an incentive stock option; however, the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the Common Stock received upon exercise of the option for one year after exercise (and for two years from the date of grant of the option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an incentive stock option and satisfies these holding period requirements, we may not deduct any amount in connection with the incentive stock option.

Stock Appreciation Rights. There are no immediate federal income tax consequences to a participant when a stock appreciation right is granted. Instead, the participant realizes ordinary income upon exercise of a stock appreciation right in an amount equal to the cash and/or the fair market value (on the date of exercise) of the shares of Common Stock received. We will be entitled to deduct the same amount as a business expense at the time.

Stock Awards. The federal income tax consequences of stock awards depend on the restrictions imposed on the stock. Generally, the fair market value of the stock received will not be includable in the participant’s gross income until such time as the stock is no longer subject to a substantial risk of forfeiture or becomes transferable. The participant may make, however, a tax election to include the value of the stock in gross income in the year of receipt despite such restrictions. Generally, we will be entitled to deduct the fair market value of the stock transferred to the participant as a business expense in the year the participant includes the compensation in income.

Stock Units. A participant generally will not recognize taxable income upon the award of stock units. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the stock unit. The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of Common Stock received. We generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to stock units.

Incentive Awards. A participant generally will not recognize taxable income upon the award of incentive awards. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the incentive awards. The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of Common Stock received. We generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to incentive awards.

Common Stock/Cash Payments. The fair market value of any shares of Common Stock awarded to a participant and any cash payments a participant receives in connection with other awards under the Plan or as dividends on restricted stock are taxable as ordinary income in the year received or made available to the participant without substantial limitations or restrictions. Generally, we will be entitled to deduct the amount (other than dividends) that the participant includes as income as a business expense in the year the participant recognizes such income.

Performance-Based Compensation. Section 162(m) of the Internal Revenue Code places a $1 million annual limit on the deductible compensation of certain executives of publicly traded corporations. The limit, however, does not apply to “qualified performance-based compensation.” We believe that grants of options and stock appreciation rights under the Plan will qualify for the performance-based compensation exception to the deductibility limit, assuming that the Plan is approved by the shareholders. Stock awards, incentive awards, and stock units will also qualify for this exception to the extent they are subject to the satisfaction of shareholder-approved performance objectives and certain other criteria are satisfied.

State tax consequences may in some cases differ from those described above. Grants and awards under the Plan may in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

Plan Benefits

No determination has been made as to which of the persons eligible to participate in the Plan will receive future awards under the Plan, and, therefore, the benefits to be allocated to any individual or to various groups of eligible participants are not presently determinable.  With respect to fiscal year 2011, awards were granted under the Plan to our named executive officers as set forth in the table captioned “Grants of Plan-Based Awards” table on page [__] of this Proxy Statement, and awards for a total of 230,400 shares of Common Stock were awarded to our executive officers as a group.  With respect to our non-employee directors, awards were granted to non-employee directors as set forth in the “Directors’ Compensation” table on page [__] of this Proxy Statement.  Awards for a total of 15,300 shares were awarded to employees other than executive officers with respect to fiscal year 2011.

Other Information

The Plan was effective as of August 7, 2007, and will expire on August 6, 2017, unless terminated earlier by the Board of Directors. Grants and awards issued before the Plan expires or is terminated may extend beyond the expiration or termination date. The Board of Directors may amend the Plan at any time, provided that no such amendment will be made without shareholder approval if such approval is required under any applicable law, rule, or regulation. Except for adjustments that result from events that affect our capitalization, the Plan prohibits any repricing of options or stock appreciation rights without shareholder approval. In any calendar year, no individual may receive grants and awards under the Plan that represent more than 200,000 shares of our Common Stock.

The Plan provides that grants and awards under the plan generally are nontransferable except by will or by the laws of descent and distribution. The Compensation and Governance Committee may grant non-qualified stock options that are transferable if such transfer is not made for value, specifically provided for in an option or stock appreciation right agreement, and subject to applicable securities laws requirements.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL FIVE.

AUDIT INFORMATION

The five members of the Audit Committee are independent as that term is currently defined in the listing standards of the NYSE.

Fees of Independent Auditors

Ernst & Young LLP served as our independent registered public accounting firm for the fiscal years ended March 31, 2011 and 2010. The aggregate amounts of fees billed to us by Ernst & Young LLP for those years were as follows:

	Fiscal Year 2011	Fiscal Year 2010
	($)	($)

Audit Fees
Includes fees associated with the integrated audit of our financial statements and internal controls over financial reporting, review of our Annual Report on Form 10-K, reviews of our interim financial statements and Quarterly Reports on Form 10-Q, statutory audits, and other attestation services related to regulatory filings. Also includes a comfort letter related to a debt offering under an existing registration statement (2010).	2,657,474	2,721,285
Audit-Related Fees
Includes fees for services that are reasonably related to the review of our financial statements that are not reported under the category “Audit Fees." These services include various technical accounting consultations (2011 and 2010) and employee benefit plan audits (2011).	81,526	23,794
Tax Fees
Includes fees for corporate tax compliance, tax advice, and tax planning.	160,908	134,745
All Other Fees
Includes fees for assistance in completing certain governmental filings in countries outside the United States (2011 and 2010). The Audit Committee has concluded that the services covered under this category are compatible with maintaining Ernst & Young LLP's independence with respect to Universal Corporation.	1,689	6,112

Pre-approval Policies and Procedures

We have written guidelines regarding the engagement of our independent auditors to perform services for us.  All audit and non-audit services provided by an independent auditing firm (including its member accounting and law firms outside the United States) to us or any of our wholly owned or majority-owned affiliates must be pre-approved by the Audit Committee.  All audit and non-audit services listed above were pre-approved by the Audit Committee pursuant to the terms of our pre-approval policies and procedures.

A detailed report of all audit and non-audit services planned for the fiscal year is presented to the Audit Committee for its consideration, discussion, and approval. In addition, the Audit Committee pre-approves a spending account to pay the fees for unplanned audit and non-audit services that do not exceed specified dollar thresholds and are consistent in nature and scope with the planned services. The Chairman of the Audit Committee has pre-approval authority with respect to further additional services that exceed the dollar thresholds or are not consistent in nature or scope with the planned services. All services paid through the spending account or pre-approved by the Chairman must be presented to the full Audit Committee at its next scheduled meeting.

Audit Committee Report

Management is responsible for Universal Corporation’s internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of Universal Corporation’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditor. The Audit Committee has discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received from the independent auditor the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the audit committee concerning independence and discussed with the independent auditor its independence from Universal Corporation and management.  Moreover, the Audit Committee has considered whether the independent auditor’s provision of non-audit services to Universal Corporation is compatible with maintaining the auditor’s independence.

In reliance on the reviews and discussions referred to above, the representation of management that the audited financial statements were prepared in accordance with generally accepted accounting principles and the report of the independent auditor to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Universal Corporation’s Annual Report on Form 10-K for the fiscal year ended March 31, 2011, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness, or presentation of the information contained in the audited financial statements.

Audit Committee

Eddie N. Moore, Jr., Chairman
John B. Adams, Jr.
Jeremiah J. Sheehan
Robert C. Sledd
Eugene P. Trani
Richmond, Virginia
May 26, 2011

The Audit Committee Report does not constitute solicitation material and shall not be deemed filed or incorporated by reference into any of our other filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this report by reference therein.

Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed Ernst & Young as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending March 31, 2012. Ernst & Young audited our consolidated financial statements for the fiscal years ended March 31, 2011 and March 31, 2010.  Representatives of Ernst & Young will be present at the Annual Meeting, will be available to respond to appropriate questions, and may make a statement if they so desire.

PROPOSALS FOR 2012 ANNUAL MEETING

Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2012 Annual Meeting must cause such proposal to be delivered, in proper form, to our Secretary at the address provided on page 14 of this Proxy Statement no later than March 9, 2012, in order for the proposal to be considered for inclusion in our Proxy Statement for that meeting. We anticipate holding the 2012 Annual Meeting on August 14, 2012.

Our Bylaws and Corporate Governance Guidelines also prescribe the procedure a shareholder must follow to nominate directors, and our Bylaws prescribe the procedure a shareholder must follow to bring other business, before shareholders’ meetings outside of the proxy statement process.  For a shareholder to nominate a candidate for director or to bring other business before a meeting, notice must be received by our Secretary not less than 60 days and not more than 90 days prior to the date of the Annual Meeting.  Based upon an anticipated date of August 14, 2012, for the 2012 Annual Meeting, we must receive such notice no later than June 15, 2012, and no earlier than May 16, 2012. Notice of a nomination for director must describe various matters regarding the nominee and the shareholder giving the notice. Notice of other business to be brought before the Annual Meeting must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of our Bylaws or Corporate Governance Guidelines, without charge, upon written request to our Secretary at the address provided on page 14 of this Proxy Statement. The Corporate Governance Guidelines can also be obtained, free of charge, by visiting the “Corporate Governance” section of our Internet website at http://investor.universalcorp.com/governance.cfm.

CERTAIN MATTERS RELATING TO PROXY MATERIALS AND ANNUAL REPORTS

Electronic Access to Proxy Materials and Annual Reports

This Proxy Statement and our fiscal year 2011 Annual Report are available under the “Investor – Financial Information” section of our Internet website at http://investor.universalcorp.com/financials.cfm. Paper copies of these documents may be requested by contacting Investor Relations at the address or phone number provided on page 5 of this Proxy Statement.

“Householding” of Proxy Materials and Annual Reports for Record Owners

The Securities and Exchange Commission rules permit us to deliver a single Proxy Statement and Annual Report to any household at which two or more shareholders of record reside at the same address.  Each shareholder will continue to receive a separate proxy card.  This procedure, known as “householding,” reduces the volume of duplicate information you receive and helps to reduce our expenses.  We will deliver promptly upon written or oral request a separate Proxy Statement and Annual Report to a shareholder at a shared address that only received a single set of such materials for this year.  If a shareholder would prefer to receive his or her own copy of the Proxy Statement and Annual Report, he or she may request the materials by contacting our Secretary at the address or phone number provided on page 14 of this Proxy Statement.

OTHER MATTERS

The Board of Directors is not aware of any matters to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement.  However, if any other matters properly come before the Annual Meeting, or any adjournment or postponement thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

OUR 2011 ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES A COPY OF OUR FISCAL YEAR 2011 ANNUAL REPORT (EXCLUDING EXHIBITS), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT.  ADDITIONAL COPIES OF THE FISCAL YEAR 2011 ANNUAL REPORT CAN BE OBTAINED WITHOUT CHARGE BY CONTACTING US AT THE ADDRESS OR PHONE NUMBER PROVIDED ON PAGE 5 OF THIS PROXY STATEMENT OR BY VISITING OUR INTERNET WEBSITE AT HTTP://INVESTOR.UNIVERSALCORP.COM/CONTACTUS.CFM.

By Order of the Board of Directors

Preston D. Wigner, Secretary

Exhibit A

AMENDED AND RESTATED
UNIVERSAL CORPORATION
2007 STOCK INCENTIVE PLAN

Article I

DEFINITIONS

1.1.	Affiliate means any “subsidiary” or “parent corporation” (within the meaning of Section 424 of the Code) of the Company.

1.2.
Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Grant or an Award issued to such Participant.

1.3.	Award means an award of Stock Units, a Stock Award or an Incentive Award.

1.4.	Board means the Board of Directors of the Company.

1.5.
Code means the Internal Revenue Code of 1986, as amended from time to time.  References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

1.6.	Commission means the Securities and Exchange Commission or any successor agency.

1.7.	Committee means the Executive Compensation, Nominating and Corporate Governance Committee of the Board.

1.8.	Common Stock means the Common Stock of the Company.

1.9.	Company means Universal Corporation.

1.10.	Disability, with respect to a Participant, means “disability” as defined from time to time under any long-term disability plan of the Company or Subsidiary with which the Participant is employed.

1.11.	Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

1.12.
Fair Market Value of a share of Common Stock as of any given date means the closing sale price of a share of Common Stock on the New York Stock Exchange Composite Tape on such date, or if the Common Stock was not traded on such date, then the next succeeding date that the Common Stock was traded on such exchange, in either case as reported by such source as the Committee may select.

1.13.	Grant means the grant of an Option or an SAR, or both.

1.14.
Incentive Award means a cash-denominated Award which, subject to such terms and conditions as may be prescribed by the Committee, entitles the Participant to receive a payment, in (i) cash, (ii) Common Stock, (iii) Stock Units or (iv) a combination of cash, Common Stock or Stock Units.

1.15.	Incentive Stock Option means an Option that is intended to qualify as an “incentive stock option” under Section 422 of the Code.

1.16.	Initial Value means, with respect to an SAR, the Fair Market Value of one share of Common Stock on the date of grant, as set forth in an Agreement.

1.17.	Non-Qualified Stock Option means an Option other than an Incentive Stock Option.

1.18.	Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.19.	Option Price means the price per share for Common Stock purchased on the exercise of an Option as provided in Article VI.

1.20.	Participant means an officer, director or employee of the Company or of a Subsidiary who satisfies the requirements of Article IV and is selected by the Committee to receive a Grant or an Award.

1.21.
Performance Measure means one or more of the following selected by the Committee to measure Company and/or business unit performance: net income; basic or diluted earnings per share; net revenues; gross profit; income before income taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic profit; free cash flow; operating income; return on assets; return on funds employed; return on equity; and the price of Common Stock; each as determined in accordance with generally accepted accounting principles, where applicable, as consistently applied by the Company and, if so determined by the Committee prior to the expiration of the performance period, adjusted, to the extent permitted under Section 162(m) of the Code, to omit the effects of extraordinary items, the gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions, and cumulative effects of changes in accounting principles.  Performance Measure may vary from performance period to performance period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

1.22.	Plan means the Universal Corporation 2007 Stock Incentive Plan.

1.23.	Prior Plan means the Universal Corporation 2002 Executive Stock Plan.

1.24.	Rule 16b-3 means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

1.25.
SAR means a stock appreciation right granted pursuant to this Plan that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value at the time of exercise over the Initial Value of the SAR.

1.26.	Securities Broker means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 8.4 hereof.

1.27.	Stock Award means Common Stock awarded to a Participant pursuant to Article IX.

1.28.
Stock Unit means an award stated with reference to a share of Common Stock that entitles the holder to receive a payment for each Stock Unit equal to the Fair Market Value of a share of Common Stock on the date of payment.  At the Committee’s discretion, the Participant’s rights in Stock Units may be forfeitable or otherwise restricted and may be paid in cash, Common Stock or a combination of cash or Common Stock.

1.29.
Subsidiary means any corporation, partnership, joint venture or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company), and any other business venture designated by the Committee in which the Company (or an entity that is a successor to the Company) has a significant interest, as determined in the discretion of the Committee.

Article II

PURPOSES

The Plan is intended to assist the Company in recruiting and retaining officers, directors and employees with ability and initiative by enabling such persons who contribute significantly to the Company or an Affiliate to participate in its future success and to better align their interests with those of the Company and its shareholders. The Plan is intended to permit the award of Stock Awards, Stock Units and Incentive Awards, and the grant of Options qualifying as Incentive Stock Options or Non-Qualified Stock Options as designated by the Committee at time of grant, and SARs.  No Option that is intended to be an Incentive Stock Option, however, shall be invalid for failure to qualify as an Incentive Stock Option under Section 422 of the Code but shall be treated as a Non-Qualified Stock Option.

Article III

ADMINISTRATION

The Plan shall be administered by the Committee.  No Person shall be appointed to or serve as a member of the Committee unless at the time of such appointment and service he shall be a “non-employee director” as defined in Rule 16b-3, an “outside director” within the meaning of Section 162(m) of the Code, and an “independent director” within the meaning of any applicable listing requirement of the New York Stock Exchange applicable to the Committee.  The Committee shall have authority to issue Grants and Awards upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate.  The terms of such Grants and Awards may include conditions (in addition to those contained in this Plan) on (i) the exercisability of all or any part of an Option or SAR and (ii) the transferability or forfeitability of a Stock Award, Incentive Award or award of Stock Units, including, by way of example and not of limitation, requirements that a Participant complete a specified period of employment or service with the Company or a Subsidiary, requirements that the Company achieve a specified level of financial performance or financial return.  Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised or the time at which a Stock Award may become transferable or nonforfeitable or both; provided, however, that if an Award is subject to Code section 409A, any acceleration must satisfy the requirements of such Code section.  In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan.  To fulfill the purposes of the Plan without amending the Plan, the Committee may also modify any Grants or Awards issued to Participants who are nonresident aliens or employed outside of the United States to recognize differences in local law, tax policy or custom provided such modifications are permitted by Code section 409A, if applicable.

The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee.  Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive.  All expenses of administering this Plan shall be borne by the Company.

Article IV

ELIGIBILITY

4.1.
General.  Any officer, director or employee of the Company or of any Subsidiary (including any corporation that becomes a Subsidiary after the adoption of this Plan) who, in the judgment of the Committee, has contributed significantly or can be expected to contribute significantly to the performance of the Company or a Subsidiary may receive one or more Awards or Grants, or any combination or type thereof.  Employee and non-employee directors of the Company are eligible to participate in this Plan.

4.2.
Grants and Awards.  The Committee will designate individuals to whom Grants and/or Awards are to be issued and will specify the number of shares of Common Stock subject to each such Grant or Award.  An Option may be granted alone or in addition to other Grants and/or Awards under the Plan.  The Committee shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Options (in each case with or without a related SAR); provided, however, that Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code).  An SAR may be granted with or without a related Option.  All Grants or Awards issued under this Plan shall be evidenced by Agreements, which shall be subject to applicable provisions of this Plan and to such other provisions as the Committee may determine.  No Participant may be granted Options that are Incentive Stock Options or related SARs (under all Incentive Stock Option plans of the Company and Affiliates) which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date an Option is granted) exceeding $100,000.  A Participant may not receive Grants and Awards under this Plan with respect to more than 200,000 shares of Common Stock during any calendar year.

4.3.
Designation of Option as an Incentive Stock Option or a Non-Qualified Stock Option.  The Committee will designate at the time an Option is granted whether the Option is to be treated as an Incentive Stock Option or a Non-Qualified Stock Option.  In the absence, however, of any such designation, such Option shall be treated as a Non-Qualified Stock Option.

4.4.
Qualification of Incentive Stock Option under Section 422 of the Code.  Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.  No Option that is intended to be an Incentive Stock Option, however, shall be invalid for failure to qualify as an Incentive Stock Option under Section 422 of the Code but shall be treated as a Non-Qualified Stock Option.

Article V

STOCK SUBJECT TO PLAN

5.1.
Maximum Number of Shares to be Issued.  Subject to the adjustment provisions of Article XII and the provisions of (a) and (b) of this Section 5.1, up to 2,000,000 shares of Common Stock plus any shares remaining under the Prior Plan on the effective date may be issued under the Plan.  In addition to such authorization, the following shares of Common Stock may be issued under the Plan:

(a)
Shares of Common Stock that are forfeited under the Prior Plan and shares of Common Stock that are not issued under the Prior Plan because of the cancellation, termination or expiration of Grants and Awards, and/or other similar events under the Prior Plan shall be available for issuance under this Plan.

(b)
Shares of Common Stock that are forfeited under the Plan and shares of Common Stock that are not issued under the Plan because of the cancellation, termination or expiration of Grants and Awards and/or other similar events under the Plan, shall be available for issuance under the Plan.

Subject to the adjustment provisions of Article XII, not more than 750,000 shares of Common Stock shall be issued under this Plan pursuant to Stock Awards, Stock Units or Incentive Awards.

Subject to the foregoing provisions of this Section 5.1, if a Grant or an Award may be paid only in shares of Common Stock, or in either cash or shares of Common Stock, the shares of Common Stock shall be deemed to be issued hereunder only when and to the extent that payment is actually made in shares of Common Stock.

5.2.
Independent SARs.  Upon the exercise of an SAR granted independently of an Option, the Company may deliver to the Participant authorized but previously unissued Common Stock, cash, or a combination thereof as provided in Section 8.6.  The maximum aggregate number of shares of Common Stock that may be issued pursuant to SARs that are granted independently of Options is subject to the provisions of Section 5.1. hereof.

Article VI

OPTION PRICE

The price per share for Common Stock purchased on the exercise of an Option shall be fixed by the Committee, but shall not be less than the Fair Market Value on the date of grant.

Article VII

EXERCISE OF OPTIONS AND SARS

7.1.
Maximum Option Period or SAR Period.  The period in which an Option or SAR may be exercised shall be determined by the Committee on the date of grant; provided, however that an Incentive Stock Option shall not be exercisable after the expiration of 10 years from the date the Incentive Stock Option was granted and any SAR related to an Incentive Stock Option may not be exercised after the expiration of the underlying Incentive Stock Option.  The term of exercisability of any Option may not be extended or renewed except as may be permitted by Code section 409A.

7.2.
Non-Transferability of Options and SARs. Non-Qualified Stock Options and SARs may be transferable by a Participant and exercisable by a person other than a Participant, but only to the extent such transfer is not made for value, specifically provided for in an Option or SAR Agreement and subject to applicable securities laws requirements.  Incentive Stock Options and any related SARs, by their terms, shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant.  No right or interest of a Participant in any Option or SAR shall be liable for, or subject to, any lien, obligation or liability of such Participant.

7.3.
Employee Status.  For purposes of determining the applicability of Section 422 of the Code (relating to Incentive Stock Options), or in the event that the terms of any Grant provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary Disability, or other reasons shall not be deemed interruptions of continuous employment.

Article VIII

METHOD OF EXERCISE

8.1.
Exercise.  Subject to the provisions of Articles VII and XIII, an Option or SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that an SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and when the Fair Market Value exceeds the Option Price of the related Option.  An Option or SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option or SAR could be exercised.  Such partial exercise of an Option or SAR shall not affect the right to exercise the Option or SAR from time to time in accordance with this Plan with respect to remaining shares subject to the Option or SAR.  The exercise of an Option shall result in the termination of any related SAR to the extent of the number of shares with respect to which the Option is exercised.

8.2.
Payment.  Unless otherwise provided by the Agreement, payment of the Option Price shall be made in cash.  If the Agreement provides, payment of all or part of the Option Price may be made by surrendering (by either actual delivery or attestation) already owned shares of Common Stock to the Company and the payment of applicable minimum statutory withholding taxes may be made by the Company withholding whole shares of Common Stock from the Participant upon exercise, provided the shares surrendered or withheld have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof and any such minimum statutory withholding taxes.  In addition, the Committee may establish such payment or other terms as it may deem to be appropriate and consistent with these purposes.

8.3.	Shareholder Rights. No Participant shall have any rights as to shareholder of the Company with respect to shares subject to his Option or SAR until the date he exercises his Option or SAR.

8.4.
Cashless Exercise.  To the extent permitted under the applicable laws and regulations, at the request of the Participant and with the consent of the Committee, the Company agrees to cooperate in a “cashless exercise” of the Option.  The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to exercise all or part of the Option, including instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith.  The Committee may permit a Participant to elect to pay any applicable withholding taxes by requesting that the Company withhold the number of shares of Common Stock equivalent at current Fair Market Value to the minimum statutory withholding taxes due.

8.5.
Cashing Out of Option. The Committee may elect to cash out all or part of the portion of any Option to be exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is the subject of the portion of the Option to be exercised over the Option Price times the number of shares of Common Stock subject to the portion of the Option to be exercised on the effective date of such cash out.

8.6.
Determination of Payment of Cash and/or Common Stock Upon Exercise of SAR.  At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock.  No fractional shares shall be delivered upon the exercise of an SAR.

Article IX

STOCK AWARDS

9.1.
Award.  In accordance with the provisions of Article IV, the Committee will designate persons to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such Award or Awards.

9.2.
Vesting.  The Committee, on the date of the Award, may prescribe that the Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to the satisfaction of performance objectives, including performance objectives stated with reference to Performance Measures, or such other conditions as may be set forth in an Agreement.  Subject to the provisions of Article XIII hereof, the Committee may award a Stock Award to a Participant which is not forfeitable and is free of any restrictions on transferability.

9.3.
Shareholder Rights.  Prior to their forfeiture (in accordance with the terms of the Agreement and shares of Common Stock granted pursuant to a Stock Award may be forfeited or are nontransferable), a Participant will have all rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award.

Article X

STOCK UNITS

10.1
Award.  Pursuant to this Plan or an Agreement establishing additional terms and conditions, the Committee may designate each individual to whom an awards of Stock Units is to be made and will specify the number of Stock Units covered by the Award.

10.2
Earning the Award.  The Committee, on the date of grant of the Award, may prescribe that the Stock Units or a portion thereof, will be earned only upon, and the Participant will be entitled to receive a payment pursuant to the Award of Stock Units, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Committee and set forth in the Agreement, including performance objectives stated with reference to Performance Measures.

10.3
Shareholder Rights.  No Participant shall, as a result of receiving a Stock Unit Award, have any of the rights of a shareholder with respect to such Stock Unit Award until and to the extent such Stock Units are earned and settled in shares of Common Stock.

10.4
Payment.  At the Committee’s discretion, the amount payable when an award of Stock Units is earned may be settled in cash, Common Stock or a combination of cash and Common Stock.  Fractional shares shall be deliverable when an Award of Stock Units is earned.

10.5
Nontransferability.  A Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of a Stock Unit Award other than by will or the laws of descent and distribution and the Participant’s right or interest in a Stock Unit Award may not be liable for, or subject to, any lien, obligation or liability of such Participant.

Article XI

INCENTIVE AWARDS

11.1.
Award.  The Committee shall designate Participants to whom Incentive Awards are made. All Incentive Awards shall be finally determined exclusively by the Committee under the procedures established by the Committee. With respect to an Incentive Award based on a performance period of one year, no Participant may receive an Incentive Award payment in any calendar year that exceeds $2,500,000. With respect to an Incentive Award based on a performance period of more than one year, no Participant may receive an Incentive Award payment in any calendar year that exceeds the product of (i) $200,000 and (ii) the number of months in the performance period.

11.2.
Terms and Conditions.  The Committee, at the time an Incentive Award is made, shall specify the terms and conditions which govern the Award. The restrictions set forth in the Agreement must include the attainment of performance objectives, including performance objectives stated with reference to Performance Measures. By way of example and not of limitation, the performance objectives may provide that the Incentive Award will be earned only if the Company, a Subsidiary or the Company and its Subsidiaries or the Participant achieve stated objectives, including objectives stated with reference to Performance Measures.

11.3.
Payment.  In the discretion of the Committee, the Award payable when an Incentive Award is earned, may be settled in cash, by the issuance of Common Stock, grant of Stock Units, or a combination of cash, Common Stock and/or Stock Units.

11.4.
Nontransferability.  Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

11.5.
Employee Status.  If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

11.6.
Shareholder Rights.  No Participant shall, as a result of receiving an Incentive Award, have any rights as to shareholder of the Company or any Subsidiary on account of such Award until, and except to the extent that, the Incentive Award is earned and settled in shares of Common Stock.

Article XII

ADJUSTMENT UPON CHANGE IN COMMON STOCK

Should the Company effect one or more (x) stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization; (y) spin-offs, spin-outs, split-ups, split-offs, or other such distribution of assets to shareholders; or (z) direct or indirect assumptions and/or conversions of outstanding Options due to an acquisition of the Company, then the maximum number of shares as to which Grants and Awards may be issued under this Plan shall be proportionately adjusted and their terms shall be adjusted as the Committee shall determine to be equitably required, provided that the number of shares subject to any Grant or Award shall always be a whole number.  Any determination made under this Article XII by the Committee shall be final and conclusive.

The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to any Grant or Award.

Article XIII

COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Grant shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company’s shares may be listed.  The Company may rely on an opinion of its counsel as to such compliance.  Any share certificate issued to evidence Common Stock for which a Grant is exercised or an Award is issued may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations.  No Grant shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

Article XIV

GENERAL PROVISIONS

14.1
Effect on Employment.  Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary or in any way affect any right and power of the Company or a Subsidiary to terminate the employment of any employee at any time with or without assigning a reason therefor.

14.2
Unfunded Plan.  The Plan, insofar as it provides for a Grant or an Award, is not required to be funded, and the Company shall not be required to segregate any assets that may at any time be represented by a Grant or an Award under this Plan.

14.3
Rules of Construction.  Headings are given to the articles and sections of this Plan solely for ease of reference and are not to be considered in construing the terms and conditions of the Plan.  The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

14.4
Rule 16b-3 Requirements.  Notwithstanding any other provisions of the Plan, the Committee may impose such conditions on any Grant or Award, and the Board may amend the Plan in any such respects, as they may determine, on the advice of counsel, are necessary or desirable to satisfy the provisions of Rule 16b-3.  Any provision of the Plan to the contrary notwithstanding, and except to the extent that the Committee determines otherwise: (a) transactions by and with respect to officers and directors of the Company who are subject to Section 16(b) of the Exchange Act shall comply with any applicable conditions of Rule 16b-3; and (b) every provision of the Plan shall be administered, interpreted, and construed to carry out the foregoing provisions of this sentence.

14.5
Amendment, Modification, and Termination.  At any time and from time to time, the Board may terminate, amend, or modify the Plan.  Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Common Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto, or under any other applicable laws, rules, or regulations.  No termination, amendment, or modification of the Plan, other than pursuant to Section 14.4 herein, shall in any manner adversely affect any Grant or Award theretofore issued under the Plan, without the written consent of the Participant.  The Committee may amend the terms of any Grant or Award theretofore issued under this Plan, prospectively or retrospectively, but no such amendment shall impair the rights of any Participant without the Participant’s written consent except an amendment provided for or contemplated in the terms of the Grant or Award, an amendment made to cause the Plan, or Grant or Award, to qualify for the exemption provided by Rule 16b-3, or an amendment to make an adjustment under Article XII.

14.6
Repricing of Options and SARs.  An Option or SAR may not be repriced without the approval of the shareholders of the Company after the date of grant of such Option or SAR.  For this purpose, a repricing means any of the following (or such other action that has the same effect as any of the following): (a) amending the terms of an Option or SAR to reduce the exercise price of such Option or the grant price of an SAR; (b) taking any action that is treated as a repricing under generally accepted accounting principles; and (c) repurchasing for cash or canceling an Option or SAR in exchange for another Award at a time when the exercise price of such Option or grant price of such SAR is greater than the Fair Market Value of Common Stock, unless the cancellation and exchange occurs in connection with an event set forth in Article XII.  Such cancellation and exchange is considered a repricing regardless of whether it is treated as a repricing under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

14.7
Governing Law.  The validity, construction and effect of the Plan and any actions taken or related to the Plan shall be determined in accordance with the laws of the Commonwealth of Virginia and applicable federal law.

14.8
Successors and Assigns.  All obligations of the Company under the Plan, with respect to Grants and Awards issued hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company. The Plan shall be binding on all successors and permitted assigns of a Participant, including, but not limited to, the estate of such Participant and the executor, administrator or trustee of such estate, and the guardians or legal representative of the Participant.

14.9
Effect on Prior Plans and Other Compensation Arrangements.  The adoption of this Plan shall have no effect on Grants and Awards made or to be made pursuant to the Prior Plans and the Company’s other compensation arrangements.  Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation plans or arrangements for its officers, directors or employees.

14.10
Limitation of Implied Rights.  Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  Except for those rights in Stock Awards specifically set forth in subsection 9.3 hereof, a Participant shall have only a contractual right to the Stock or amounts if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  Except as otherwise provided in the Plan, no Award or Grant under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

14.11
Duration of Plan.  No Grant or Award may be issued under this Plan before August 7, 2007, or after August 6, 2017.  Grants and Awards issued on or after August 7, 2007, but on or before August 6, 2017, shall remain valid in accordance with their terms.

14.12
Effective Date.  This Plan has been approved by the Board, effective as of August 7, 2007, and by the shareholders of the Company entitled to vote at the 2007 Annual Meeting of the Shareholders, and amendments to this Plan we approved by the Board effective August 4, 2011, and by the shareholders of the Company entitled to vote at the 2011 Annual Meeting of Shareholders.

Shareowner ServicesSM
UNIVERSAL CORPORATION	P.O. Box 64945
St. Paul, MN 55164-0945

COMPANY #

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week
Your phone or Internet vote authorizes the named
proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET – www.eproxy.com/uvv
Use the Internet to vote your proxy until 11:59 a.m. (ET) on August 3, 2011.

PHONE – 1-800-560-1965
Use a touch-tone telephone to vote your proxy until 11:59 a.m. (ET) on August 3, 2011.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,
SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

COMMON STOCK

1. Election of directors:	01 George C. Freeman, III	☐	Vote FOR	☐	Vote WITHHELD
	02 Eddie N. Moore, Jr.		all nominees		from all nominees
(except as marked)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

The Board of Directors recommends a vote FOR the following proposal:

2. Approve a non-binding advisory resolution relating to the compensation of the named executive officers	☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors recommends a vote for a 1 YEAR frequency:

3. Provide a non-binding advisory vote as to the frequency (every one, two or three years) of the non-binding shareholder vote on the compensation of the named executive officers	☐ 1 Year	☐ 2 Years	☐ 3 Years	☐ Abstain

The Board of Directors recommends a vote FOR the following proposals:

4. Approve the Amendments to the Universal Corporation Amended and Restated Articles of Incorporation relating to the size of the Board of Directors	☐ FOR	☐ AGAINST	☐ ABSTAIN

5. Approve the Amendment to the Universal Corporation 2007 Stock Incentive Plan	☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES, FOR PROPOSALS 2, 3, 4 AND 5 AND ACCORDING TO THE PROXY HOLDERS’ DISCRETION ON ALL OTHER MATTERS.

Address Change? Mark Box ☐ Indicate changes below:	Date

Signature(s) in Box Please sign exactly as your name(s) appear(s) on this proxy. Attorneys-in-fact, executors, trustees, guardians, corporate officers, etc. should give full title.

UNIVERSAL CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

Thursday, August 4, 2011
2:00 p.m.
9201 Forest Hill Avenue
Stony Point II Building
Richmond, VA 23235

UNIVERSAL CORPORATION	Proxy

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Preston D. Wigner and David C. Moore, and each or either of them, proxies for the undersigned, with power of substitution, to vote all the shares of Common Stock of Universal Corporation held of record by the undersigned on June 15, 2011, at the Annual Meeting of Shareholders to be held at 2:00 p.m. on August 4, 2011, and at any adjournments or postponements thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, FOR PROPOSALS 2, 3, 4 AND 5 AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY AND ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE VOTE BY INTERNET OR PHONE, OR DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: THE NOTICE AND PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE ON UNIVERSAL CORPORATION’S WEBSITE AT: WWW.INVESTOR.UNIVERSALCORP.COM.

(continued, and to be DATED and SIGNED on reverse side)